PIONEER FUND
                              POINEER GROWTH SHARES
                           PIONEER MID CAP GROWTH FUND
                           PIONEER MID CAP VALUE FUND
                               PIONEER VALUE FUND

                                 60 State Street
                           Boston, Massachusetts 02109
                                 1-800-225-6292

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                          SCHEDULED FOR APRIL 17, 2003

     This is the formal agenda for your fund's special shareholder meeting. It tells you the matters you will be asked to vote on and the time and place of the meeting, in case you want to attend in person. Each fund's shareholder meeting is expected to be held at the same time. Unless otherwise noted, the shareholders of each fund will be asked to vote on the following proposals with respect to their fund.

TO THE SHAREHOLDERS OF EACH FUND:

     A special meeting of shareholders of your fund will be held at the offices of Hale and Dorr LLP, 60 State Street, 26th Floor, Boston, Massachusetts on April 17, 2003 at 1:00 p.m., Boston time, to consider the following:

1. A proposal to elect the eight trustees named in the attached proxy statement to serve on the board of trustees until their successors have been duly elected and qualified;

2. A proposal to approve a new management contract between the fund and Pioneer Investment Management, Inc., your fund's investment adviser ("Pioneer"), as set forth in Exhibit B and as further described in the attached proxy statement;

3. A proposal to approve a policy allowing Pioneer and the board of trustees of your fund to appoint or terminate subadvisers and to approve amendments to subadvisory agreements without shareholder approval;

4. (a) - (p). Proposals to approve amendments to your fund's fundamental investment restrictions and policies, as described in the attached proxy statement; and

5.   To consider any other business that may properly come before the meeting.

YOUR  TRUSTEES  RECOMMEND  THAT YOU  VOTE  IN  FAVOR  OF  ALL   THE   PROPOSALS.
APPROVAL OF THE PROPOSALS WILL NOT INCREASE THE MANAGEMENT FEE RATES PAYABLE BY ANY FUND.

     Shareholders of record as of the close of business on February 14, 2003 are entitled to vote at the meeting and any related follow-up meetings.

                                            By Order of the Boards of Trustees,

                                            Joseph P. Barri, SECRETARY

Boston, Massachusetts

February [17], 2003

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE AND RETURN ENCLOSED PROXY.



                                                                   13111-00-0203

                            JOINT PROXY STATEMENT OF
                                  PIONEER FUND
                              POINEER GROWTH SHARES
                           PIONEER MID CAP GROWTH FUND
                           PIONEER MID CAP VALUE FUND
                               PIONEER VALUE FUND

                                 60 State Street
                           Boston, Massachusetts 02109
                                 1-800-225-6292

                         SPECIAL MEETING OF SHAREHOLDERS

     This proxy statement contains the information you should know before voting on the proposals summarized below.

     EACH FUND WILL FURNISH WITHOUT CHARGE A COPY OF ITS MOST RECENT ANNUAL REPORT AND ANY MORE RECENT SEMIANNUAL REPORT TO ANY SHAREHOLDER UPON REQUEST. SHAREHOLDERS WHO WANT TO OBTAIN A COPY OF THESE REPORTS SHOULD DIRECT ALL WRITTEN REQUESTS TO THE ATTENTION OF THEIR FUND, AT THE ADDRESS LISTED ABOVE, OR SHOULD CALL PIONEER INVESTMENT MANAGEMENT SHAREHOLDER SERVICES, INC., THE FUND'S TRANSFER AGENT, AT 1-800-225-6292.

                                  INTRODUCTION

     This proxy statement is being used by the board of trustees of each fund to solicit proxies to be voted at a special meeting of shareholders of the fund. Each fund's special meeting will be held at the same time at the offices of Hale and Dorr LLP, 60 State Street, 26th Floor, Boston, Massachusetts 02109 at 1:00 p.m., Boston time, on Thursday, April 17, 2003, and at any adjournments of the meeting to a later date, for the purposes as set forth in the accompanying notice of special meeting to shareholders.

     This proxy statement and the enclosed proxy card are being mailed to shareholders on or about February [17], 2003. Each fund's most recent annual report was previously mailed to the fund's shareholders.

                             WHO IS ELIGIBLE TO VOTE

     Shareholders of record of a fund as of the close of business on February 14, 2003 (the "record date") are entitled to vote on all of that fund's business at the special shareholder meeting and any adjournments thereof. Each share is entitled to one vote. Shares represented by properly executed proxies, unless revoked before or at the meeting, will be voted according to shareholders' instructions. If any other business comes before the special shareholder meeting, your shares will be voted at the discretion of the persons named as proxies. If you sign a proxy, but do not fill in a vote, your shares will be voted in favor of each of the nominees for trustee listed in Proposal 1 and in favor of each of the other proposals.

                                   PROPOSAL 1
                          ELECTION OF BOARD OF TRUSTEES

     Shareholders of each fund are being asked to consider the election of eight nominees to the board of trustees of the fund. All of the nominees for election to a fund's board currently serve as trustees for that fund and have served in that capacity continuously since originally elected or appointed. Each trustee will be elected to hold office until the next meeting of shareholders or until his or her successor is elected and qualified. Each nominee has consented to being named in this proxy statement and indicated his or her willingness to serve if elected. In the unanticipated event that any nominee should be unable to serve, the persons named as proxies may vote for such other person as shall be designated by the fund's board of trustees. The persons named on the accompanying proxy card intend to vote at the meeting (unless otherwise directed) for the election of the nominees named below as trustees of each fund.

     The following table sets forth each nominee's position(s) with the funds, his or her age, address, principal occupation and employment during the past five years and any other directorship held. Trustees who are interested persons of the fund within the meaning of the Investment Company Act of 1940 (the "1940 Act") are referred to as Interested Trustees. Trustees who are not interested persons of the fund are referred to as Independent Trustees. Each of the trustees serves as a trustee of each of the 50 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address of all Interested Trustees is 60 State Street, Boston, Massachusetts 02109.

-------------- ---------------- ---------------- -------------------------- --------------------------------------
               POSITION(S)      TERM OF OFFICE
NAME, AGE      HELD WITH THE    AND LENGTH OF    PRINCIPAL OCCUPATION(S)    OTHER DIRECTORSHIPS HELD BY THIS
AND ADDRESS    FUNDS            TIME SERVED      DURING PAST FIVE YEARS     TRUSTEE OR NOMINEE
-------------- ---------------- ---------------- -------------------------- --------------------------------------
                              INTERESTED TRUSTEES:
--------------- --------------- ---------------- ------------------------------- ---------------------------------
John F.         Chairman of     Trustee since    Deputy Chairman and a           Director of Harbor Global
Cogan, Jr.      the Board,      1982 (1990 for   Director of Pioneer Global      Company, Ltd.
(76)*           Trustee and     Pioneer Mid      Asset Management S.p.A.
                President       Cap Growth       ("PGAM"); Non-Executive
                                Fund). Serves    Chairman and a Director of
                                until a          Pioneer Investment Management
                                successor        USA Inc. ("PIM-USA");
                                trustee is       Chairman and a Director of
                                elected or       Pioneer and the various
                                earlier          Momentum Funds; Director,
                                retirement or    Pioneer Alternative
                                removal.         Investments; Director and
                                                 Chairman of the Supervisory
                                                 Board of Pioneer Czech
                                                 Investment Company, a.s.;
                                                 President of all of the Pioneer
                                                 Funds; and Of Counsel (since
                                                 2000, partner prior to 2000),
                                                 Hale and Dorr LLP (counsel to
                                                 PIM-USA and the Pioneer Funds)
--------------- --------------- ---------------- ------------------------------- ---------------------------------
Daniel T.       Trustee and     Trustee since    Director and CEO-US of PGAM     None
Geraci (45)**   Executive       October, 2001.   since November 2001;
                Vice President  Serves until a   Director, Chief Executive
                                successor        Officer and President of
                                trustee is       PIM-USA since October 2001;
                                elected or       Director of Pioneer
                                earlier          Investment Management
                                retirement or    Shareholder Services, Inc.
                                removal.         ("PIMSS") since October 2001;
                                                 President and a Director of
                                                 Pioneer and Pioneer Funds
                                                 Distributor, Inc. ("PFD")
                                                 (Chairman) since October 2001;
                                                 Executive Vice President of all
                                                 of the Pioneer Funds since
                                                 October 2001; President of
                                                 Fidelity Private Wealth
                                                 Management Group from 2000
                                                 through October 2001; and
                                                 Executive Vice
                                                 President--Distribution and
                                                 Marketing of Fidelity
                                                 Investments Institutional
                                                 Services and Fidelity
                                                 Investments Canada Ltd. prior
                                                 to 2000
--------------- --------------- ---------------- ------------------------------- ---------------------------------
                              INDEPENDENT TRUSTEES:
-------------------- ---------- ---------------- ------------------------------- ---------------------------------
Mary K. Bush         Trustee    Trustee since    President, Bush International   Director and/or Trustee of
                                1997. Serves     (international financial        Brady Corporation (industrial
3509 WOODBINE                   until a          advisory firm)                  identification and specialty
STREET,                         successor                                        coated material products
CHEVY CHASE, MD                 trustee is                                       manufacturer), Mortgage
20815                           elected or                                       Guaranty Insurance Corporation,
                                earlier                                          R.J. Reynolds Tobacco Holdings,
(54)                            retirement or                                    Inc. (tobacco) and Student Loan
                                removal.                                         Marketing Association
                                                                                 (secondary marketing of student
                                                                                 loans)
-------------------- ---------- ---------------- ------------------------------- ---------------------------------
Richard H. Egdahl,   Trustee    Trustee since    Alexander Graham Bell           None
M.D.                            1992. Serves     Professor of Health Care
                                until a          Entrepreneurship, Boston
BOSTON UNIVERSITY               successor        University; Professor of
HEALTHCARE                      trustee is       Management, Boston University
ENTREPRENEURSHIP                elected or       School of Management;
PROGRAM, 53 BAY                 earlier          Professor of Public Health,
STATE ROAD,                     retirement or    Boston University School of
BOSTON, MA 02215                removal.         Public Health; Professor of
                                                 Surgery, Boston University
(76)                                             School of Medicine; and
                                                 University Professor, Boston
                                                 University
-------------------- ---------- ---------------- ------------------------------- ---------------------------------
Margaret B.W.        Trustee    Trustee since    Founding Director, The          None
Graham                          1990. Serves     Winthrop Group, Inc.
                                until a          (consulting firm); Professor
1001 SHERBROOKE                 successor        of Management, Faculty of
STREET WEST,                    trustee is       Management, McGill University
MONTREAL, QUEBEC,               elected or
CANADA                          earlier
                                retirement or
(55)                            removal.
-------------------- ---------- ---------------- ------------------------------- ---------------------------------
Marguerite A. Piret  Trustee    Trustee since    President and Chief Executive   None
                                1982 (1990 for   Officer, Newbury, Piret &
ONE BOSTON PLACE,               Pioneer Mid      Company, Inc. (investment
28TH FLOOR,                     Cap Growth       banking firm)
BOSTON, MA 02108                Fund). Serves
                                until a
(54)                            successor
                                trustee is
                                elected or
                                earlier
                                retirement or
                                removal.
-------------------- ---------- ---------------- ------------------------------- ---------------------------------
Stephen K. West      Trustee    Trustee since    Senior Counsel, Sullivan &      Director, The Swiss Helvetia
                                1993. Serves     Cromwell (law firm)             Fund, Inc. (closed-end
125 BROAD STREET,               until a                                          investment company) and
NEW YORK, NY 10004              successor                                        AMVESCAP PLC (investment
                                trustee is                                       managers)
(74)                            elected or
                                earlier
                                retirement or
                                removal.
-------------------- ---------- ---------------- ------------------------------- ---------------------------------
John Winthrop        Trustee    Trustee since    President, John Winthrop &      None
                                1985 (1990 for   Co., Inc. (private investment
ONE NORTH ADGERS                Pioneer Mid      firm)
WHARF, CHARLESTON,              Cap Growth
SC 29401                        Fund). Serves
                                until a
(66)                            successor
                                trustee is
                                elected or
                                earlier
                                retirement or
                                removal.
-------------------- ---------- ---------------- ------------------------------- ---------------------------------

*Mr. Cogan is an Interested Trustee because he is an officer or director of the funds' investment adviser and certain of its affiliates.

**Mr. Geraci is an Interested Trustee because he is an officer, director and employee of the funds' investment adviser and certain of its affiliates.

     Each board of trustees has an Audit Committee (see below for committee members), a Nominating Committee, an Independent Trustees Committee and a Valuation Committee. The Nominating Committee is comprised of Ms. Piret (since December 2002), Ms. Bush, Dr. Egdahl, Ms. Graham (since December 2002), Mr. West (since December 2002) and Mr. Winthrop (since December 2002). All of the Independent Trustees serve on the Independent Trustees Committee, with Ms. Graham serving as chairperson. The Valuation Committee is composed of Ms. Bush, Ms. Piret and Mr. Winthrop. During the most recent fiscal year, each fund's Audit, Nominating, Valuation and Independent Trustees Committees held the following meetings:

--------------------- ------------------ ------------------- ------------------ ------------------- ------------------
                                                                                                       INDEPENDENT
FUND                   FISCAL YEAR END         AUDIT            NOMINATING          VALUATION           TRUSTEES
--------------------- ------------------ ------------------- ------------------ ------------------- ------------------
Pioneer Mid Cap
Growth Fund                9/30/02               13                  1                  11                 12
Pioneer Value Fund
Pioneer Mid Cap            9/30/02               13                  1                  11                 12
Value Fund                10/31/02               10                  1                  8                  10
Pioneer Fund              12/31/01               12                  0                  12                 11
Pioneer Growth Shares     12/31/01               12                  0                  12                 11
--------------------- ------------------ ------------------- ------------------ ------------------- ------------------

     The board of trustees has adopted a charter for the Audit Committee, which is attached as Exhibit A to this proxy statement. In accordance with its charter, the purposes of the Audit Committee are to:

|X| act as a liaison between the fund's independent auditors and the full board of trustees of the fund;

|X| discuss with the fund's independent auditors their judgments about the quality of the fund's accounting principles and underlying estimates as applied in the fund's financial reporting;

|X| review and assess the renewal materials of all related party contracts and agreements, including management advisory agreements, underwriting contracts, administration agreements, distribution contracts, and transfer agency contracts, among any other instruments and agreements that may be appropriate from time to time;

|X|  review and assess from time to time, as it deems necessary and appropriate:

     |X|  brokerage and soft dollar arrangements of the fund,

     |X|  the utilization of any line of credit, and

     |X|  "as of" gain/loss activity of the fund;

|X| review and approve insurance coverage and allocations of premiums between the management and the fund and among the Pioneer Funds;

|X| review and approve expenses under the administration agreement between Pioneer and the fund and allocations of such expenses among the Pioneer Funds; and

|X| receive on a periodic basis a formal written statement delineating all relationships between the auditors and the fund or Pioneer; to actively engage in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors; and to recommend that the trustees take appropriate action in response to the independent auditors' report to satisfy itself of the independent auditors' independence.

     The Audit  Committee  reports that it has (1) reviewed and  discussed  each fund's audited financial statements with management; (2) discussed with the independent auditors the matters relating to the quality of each fund's financial reporting; and (3) received written disclosures and an independence letter from the independent public accountants and discussed with the independent accountants that firm's independence. Based upon the review and discussions referred to above, the audited financial statements were included in the annual report for each fund's most recently completed fiscal year for filing with the Securities and Exchange Commission (SEC).

     The Audit Committee is comprised of Ms. Piret (chairperson), Ms. Bush (since December 2002), Dr. Egdahl (since December 2002), Ms. Graham (since December 2002), Mr. West and Mr. Winthrop.

     The Nominating Committee reviews the qualifications of any candidate recommended by the Independent Trustees to serve as an Independent Trustee and makes a recommendation regarding that person's qualifications, the Independent Trustees and the full board of trustees. The Nominating Committee will also consider nominees recommended by shareholders to serve as trustees provided that shareholders submitting such recommendations comply with all relevant provisions of Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

     The  Valuation   Committee  reviews  the  valuation   assigned  to  certain
securities by Pioneer in accordance with the funds' valuation procedures.

     The Independent Trustees Committee reviews the funds' management contracts and other related party contracts annually and is also responsible for any other action required to be taken, under the 1940 Act, by the Independent Trustees acting alone.

     During the most recently completed fiscal year, the board of trustees held the number of meetings indicated below. All of the current trustees and committee members then serving attended at least 75% of those meetings of the board of trustees and applicable committees, if any, held during the applicable fiscal year.

------------------------------------------ ------------------- -------------------------------
FUND                                        FISCAL YEAR END          NUMBER OF MEETINGS
------------------------------------------ ------------------- -------------------------------
Pioneer Mid Cap Growth Fund                     9/30/02                      8
Pioneer Value Fund                              9/30/02                      8
Pioneer Mid Cap Value Fund                      10/31/02                     8
Pioneer Fund                                    12/31/01                     11
Pioneer Growth Shares                           12/31/01                     11
------------------------------------------ ------------------- -------------------------------

     The following table indicates the value of shares that each trustee beneficially owned in each fund and Pioneer Funds in the aggregate as of December 31, 2002. Beneficial ownership is determined in accordance with SEC rules. The share value of any closed-end fund is based on its closing market price on December 31, 2002. The share value of any open-end Pioneer Fund is based on the net asset value of the class of shares on December 31, 2002. The dollar ranges in this table are in accordance with SEC requirements.

---------------------------- ----------------------------------------------------------------------- -------------------
NAME OF TRUSTEE OR NOMINEE                                                                            RANGE OF EQUITY
                                              DOLLAR RANGE OF EQUITY SECURITIES IN                   SECURITIES IN ALL
                                                                                                       PIONEER FUNDS
                                                                                                     OVERSEEN OR TO BE
                                                                                                        OVERSEEN BY
                                                                                                     TRUSTEE OR NOMINEE
---------------------------- -------------- -------------- ------------- ------------ -------------- -------------------

                              PIONEER MID                  PIONEER MID                   PIONEER
                              CAP GROWTH       PIONEER      CAP VALUE      PIONEER    GROWTH SHARES
                                 FUND         VALUE FUND      FUND          FUND
---------------------------- -------------- -------------- ------------- ------------ -------------- -------------------
                          INTERESTED TRUSTEE OR NOMINEE
---------------------------- -------------- -------------- ------------- ------------ -------------- -------------------
                             over $100,000  over $100,000  over          over         $50,001-$100,000
JOHN F. COGAN, JR.                                         $100,000      $100,000                    over $100,000
---------------------------- -------------- -------------- ------------- ------------ -------------- -------------------
DANIEL T. GERACI             none           $1-$10,000     none          $1-$10,000   none           $1-$10,000
---------------------------- -------------- -------------- ------------- ------------ -------------- -------------------
                         INDEPENDENT TRUSTEE OR NOMINEE
---------------------------- -------------- -------------- ------------- ------------ -------------- -------------------
MARY K. BUSH                 $1-$10,000     $1-$10,000     $1-$10,000    $1-$10,000   $1-$10,000     $10,001-$50,000
---------------------------- -------------- -------------- ------------- ------------ -------------- -------------------
                                                           $10,001-$50,000
RICHARD H. EGDAHL            none           none                         none         none           $50,001-$100,000
---------------------------- -------------- -------------- ------------- ------------ -------------- -------------------
MARGARET B.W. GRAHAM         $1-$10,000     $1-$10,000     none          $1-$10,000   none           $10,001-$50,000
---------------------------- -------------- -------------- ------------- ------------ -------------- -------------------
MARGUERITE A. PIRET          $1-$10,000     $1-$10,000     $1-$10,000    $1-$10,000   $1-$10,000     $50,001-$100,000
---------------------------- -------------- -------------- ------------- ------------ -------------- -------------------
                                                           $10,001-$50,000
STEPHEN K. WEST              none           none                         none         $1-$10,000     $50,001-$100,000
---------------------------- -------------- -------------- ------------- ------------ -------------- -------------------
                             $10,001-$50,000$10,001-$50,000$50,001-$100,0$10,001-$50,0$10,001-$50,000
JOHN WINTHROP                                                                                        over $100,000
---------------------------- -------------- -------------- ------------- ------------ -------------- -------------------

During any fund's most recently completed fiscal year, none of the trustees or any nominee for election as a trustee of a fund engaged in the purchase or sale of securities of Pioneer, UniCredito Italiano S.p.A. ("UniCredito Italiano") or any other entity in a control relationship to Pioneer or PFD, [except that Mr. Cogan purchased less than $ of securities of UniCredito Italiano at market prices].

MATERIAL  RELATIONSHIPS  OF  THE  INDEPENDENT  TRUSTEES.   For  purposes  of the
statements below:

o the IMMEDIATE FAMILY MEMBERS of any person are their spouse, children in the person's household (including step and adoptive children) and any dependent of the person.

o an entity in a CONTROL RELATIONSHIP means any person who controls, is controlled by or is under common control with the named person. For example, UniCredito Italiano is an entity that is in a control relationship with Pioneer.

o a RELATED FUND is a registered investment company or an entity exempt from the definition of an investment company pursuant to Sections 3(c)(1) or 3(c)(7) of the 1940 Act, for which Pioneer or any of its affiliates act as investment adviser or for which PFD or any of its affiliates act as principal underwriter. For example, the funds' related funds include all of the Pioneer Funds and any non-U.S. funds managed by Pioneer or its affiliates.

     As of December 31, 2002, none of the Independent Trustees, nor any of their immediate family members, beneficially owned any securities issued by Pioneer, UniCredito Italiano or any other entity in a control relationship to Pioneer or PFD or any person in a control relationship to PFD.

     During the past five years, none of the Independent Trustees, nor any of their immediate family members, had any direct or indirect interest (the value of which exceeded $60,000), whether by contract, arrangement or otherwise, in Pioneer, UniCredito Italiano, or any other entity in a control relationship to Pioneer, PFD or any person that controls PFD.

     During the past five years, none of the Independent Trustees, nor any of their immediate family members, had an interest in a transaction or a series of transactions, or in any currently proposed transaction, or series of similar transactions, in which the aggregate amount involved exceeded $60,000 and to which any of the following were a party (each a "fund related party"):

        o       the funds               o       an officer of Pioneer or PFD
        o       an officer of the funds o       an officer of PFD
        o       a related fund          o       any affiliate of Pioneer or PFD
        o       an officer of any       o       an officer of any such affiliate
                related fund
        o       Pioneer or PFD

     During the calendar years 2001 and 2002, none of the Independent Trustees, nor any of their immediate family members, had any relationship (the value of which exceeded $60,000) with any fund related party, including, but not limited to, relationships arising out of (i) the payment for property and services, (ii) the provision of legal services, (iii) the provision of investment banking services (other than as a member of the underwriting syndicate) or (iv) the provision of consulting services, except that Mr. West, an Independent Trustee, is Of Counsel to Sullivan & Cromwell and acts as counsel to the Independent Trustees and the Independent Trustees of the other Pioneer Funds. The aggregate compensation paid to Sullivan & Cromwell by the funds and the other Pioneer Funds exceeded $60,000 in each of 2001 and 2002.

     During the calendar years 2001 and 2002, none of the Independent Trustees, nor any of their immediate family members, served as a member of a board of directors on which an officer of any of the following entities also serves as a director:

        o       Pioneer                 o       UniCredito Italiano
        o       PFD                     o       any other entity in a control
                                                relationship with Pioneer or PFD

     None of the fund's trustees or officers has any arrangement with any other person pursuant to which that trustee or officer serves on the board of trustees. During the calendar years 2001 and 2002, none of the Independent Trustees, nor any of their immediate family members, had any position, including as an officer, employee, director or partner, with any of the following:

        o       the funds               o       any affiliated person of the
                                                funds
        o       any related fund        o       UniCredito Italiano
        o       Pioneer                 o       any other entity in a control
        o       PFD                             relationship to the funds

OTHER EXECUTIVE OFFICERS

     In addition to Messrs. Cogan and Geraci, who serve as executive officers of the funds, the following table provides information with respect to the other executive officers of the funds. Each executive officer is elected by the board of trustees and serves until his or her successor is chosen and qualified or until his or her resignation or removal by the board. The business address of all officers of the fund is 60 State Street, Boston, Massachusetts 02109.

       NAME, (AGE) AND POSITION
             WITH THE FUND                           PRINCIPAL OCCUPATION(S)
JOSEPH P. BARRI (56)                     Partner, Hale and Dorr LLP; Secretary of all of
SECRETARY                                the Pioneer Funds

VINCENT NAVE (57)                        Vice President-Fund Accounting, Administration
TREASURER                                and Custody Services of Pioneer (Manager from
                                         September 1996 to February 1999); and
                                         Treasurer of all of the Pioneer Funds
                                         (Assistant Treasurer from June 1999 to
                                         November 2000)
ALAN JANSON (31)                         Manager, Valuation Risk and Information
ASSISTANT TREASURER                      Technology, Fund Accounting, Administration and
                                         Custody Services of Pioneer since March 2002;
                                         and Assistant Treasurer of all of the Pioneer
                                         Funds since July 2002. Manager, Valuation Risk
                                         and Performance Reporting of Pioneer from June
                                         2000 to February 2002. Member of Pioneer
                                         Pricing Group from 1996 to 2000 (promoted to
                                         manager in 1998)
LUIS I. PRESUTTI (37)                    Assistant Vice President-Fund Accounting,
ASSISTANT TREASURER                      Administration and Custody Services of Pioneer
                                         (Fund Accounting Manager from 1994 to
                                         1999); and Assistant Treasurer of all
                                         of the Pioneer mutual funds since
                                         November 2000.
GARY SULLIVAN (44)                       Fund Accounting Manager-Fund Accounting,
ASSISTANT TREASURER                      Administration and Custody Services of Pioneer
                                         since 1997; and Assistant Treasurer of all of
                                         the Pioneer Funds since May 2002.
DOROTHY E. BOURASSA (55)                 Secretary of PIM-USA; Senior Vice
ASSISTANT SECRETARY                      President-Legal of Pioneer; and Secretary/Clerk
                                         of most of PIM-USA's subsidiaries since
                                         October 2000; Assistant Secretary of
                                         all of the Pioneer Funds since November
                                         2000; Senior Counsel, Assistant Vice
                                         President and Director of Compliance of
                                         PIM-USA from April 1998 through October
                                         2000; and Vice President and Assistant
                                         General Counsel, First Union
                                         Corporation from December 1996 through
                                         March 1998

COMPENSATION OF TRUSTEES AND OFFICERS

     The following table sets forth certain information with respect to the compensation of each Trustee of the funds for each fund's most recently completed fiscal year. The amounts paid to the trustees differ due to (i) membership on or chairing certain committees of the boards of trustees and (ii) attendance at meetings. The fund does not pay any salary or other compensation to its officers.

---------------------------- ---------------------------------------------------------------------- ------------- ----------------
                                                                                                     PENSION OR
                                                                                                     RETIREMENT        TOTAL
                                                                                                      BENEFITS     COMPENSATION
                                                                                                     ACCRUED AS   FROM THE FUNDS
                                                                                                      PART OF        AND OTHER
                                                                                                        FUND          PIONEER
                                                 AGGREGATE COMPENSATION FROM**                        EXPENSES       FUNDS***
NAME OF TRUSTEE
---------------------------- -------------- ------------- -------------- ------------- ------------ ------------- ----------------
                              PIONEER MID                  PIONEER MID                   PIONEER
                              CAP GROWTH      PIONEER       CAP VALUE    PIONEER FUND    GROWTH
                                 FUND        VALUE FUND       FUND                       SHARES
---------------------------- -------------- ------------- -------------- ------------- ------------ ------------- ----------------
INTERESTED TRUSTEES:
---------------------------- -------------- ------------- -------------- ------------- ------------ ------------- ----------------
John F. Cogan, Jr.*                $500.00       $500.00        $500.00       $500.00      $500.00            $0       $17,000.00
---------------------------- -------------- ------------- -------------- ------------- ------------ ------------- ----------------
Daniel T. Geraci*                   500.00        500.00         500.00        500.00       500.00             0        17,000.00
---------------------------- -------------- ------------- -------------- ------------- ------------ ------------- ----------------
INDEPENDENT TRUSTEES:
---------------------------- -------------- ------------- -------------- ------------- ------------ ------------- ----------------
Mary K. Bush                      2,507.77     13,559.03       5,512.20     25,304.27     3,999.03             0       103,625.00
---------------------------- -------------- ------------- -------------- ------------- ------------ ------------- ----------------
Richard H. Egdahl, M.D.           2,385.44     12,504.40       5,191.83     23,533.93     3,770.90             0        99,375.00
---------------------------- -------------- ------------- -------------- ------------- ------------ ------------- ----------------
Margaret B.W. Graham              2,507.77     13,559.03       5,512.20     25,304.27     3,999.03             0       103,625.00
---------------------------- -------------- ------------- -------------- ------------- ------------ ------------- ----------------
Marguerite A. Piret               3,119.39     18,832.14       7,114.02     34,155.95     5,139.69             0       122,750.00
---------------------------- -------------- ------------- -------------- ------------- ------------ ------------- ----------------
Stephen K. West                   2,630.09     14,613.65       5,832.56     27,074.60     4,227.16             0       105,750.00
---------------------------- -------------- ------------- -------------- ------------- ------------ ------------- ----------------
John Winthrop                     2,752.42     15,668.27       6,152.93     28,844.94     4,455.29             0       110,500.00
                                  --------     ---------       --------     ---------     --------             -       ----------
---------------------------- -------------- ------------- -------------- ------------- ------------ ------------- ----------------
                                $16,902.88    $89,736.52     $36,315.74   $165,217.96   $26,591.10            $0      $679,625.00
---------------------------- -------------- ------------- -------------- ------------- ------------ ------------- ----------------

* Under each management contract, Pioneer reimburses the fund for any Interested Trustees fees paid by the fund.

** For the fiscal years ended September 30, September 30, October 31, December 31 and December 31, 2002, respectively.

*** For the calendar year ended December 31, 2002. At December 31, 2002 there were 50 U.S. registered investment portfolios in the Pioneer Family of Funds.

REQUIRED VOTE

     In accordance with each fund's declaration of trust, the vote of a plurality of all of the shares of the fund voted at the meeting is sufficient to elect the nominees. This means that the eight nominees receiving the greatest number of votes will be elected to the board.


                                   PROPOSAL 2
                      APPROVAL OF A NEW MANAGEMENT CONTRACT

SUMMARY

     Pioneer has served as each fund's investment adviser since its inception, except for Pioneer Growth Shares for which Pioneer has served as investment adviser since 1993. Pioneer serves as the investment adviser for the Pioneer Family of Funds and for other institutional accounts. Pioneer, a registered investment adviser under the Investment Advisers Act of 1940, as amended, is an indirect, wholly owned subsidiary of UniCredito Italiano. Pioneer is located at 60 State Street, Boston, Massachusetts 02109.

     At a meeting of the board of trustees held on December 3, 2002, the trustees, including all of the Independent Trustees, present at such meeting unanimously approved and voted to recommend that the shareholders of each fund approve a proposal to adopt a new management contract with Pioneer (the "proposed contract"). Each fund's existing management contract with Pioneer (the "existing contract") and the proposed contracts also is referred to below as a "contract." The primary change in each proposed contract is the substitution of a different benchmark for the fund's performance (the "Benchmark Index") as follows:

-------------------------- -------------------------- ---------------------------- -------------------------------------------
                           CURRENT BENCHMARK INDEX    SUBSTITUTE BENCHMARK INDEX
FUND                                                                               REASON(S) FOR CHANGE
-------------------------- -------------------------- ---------------------------- -------------------------------------------
Pioneer Mid Cap Growth     S&P MidCap 400 Index       Russell Midcap(R)Growth      The investment focus of the fund has
Fund                                                  Index                        changed since a performance fee was
                                                                                   adopted and the Russell Index is now more
                                                                                   reflective of the fund's investment
                                                                                   approach
-------------------------- -------------------------- ---------------------------- -------------------------------------------
Pioneer Value Fund         Lipper Growth and Income   Russell 1000(R)Value Index    The Lipper Index is no longer readily
                           Fund Index                                              available to the fund's shareholders
-------------------------- -------------------------- ---------------------------- -------------------------------------------
Pioneer Mid Cap Value      Lipper Growth Fund Index   Russell Midcap(R)Value Index  The Lipper Index is no longer readily
Fund                                                                               available to the fund's shareholders
-------------------------- -------------------------- ---------------------------- -------------------------------------------
Pioneer Fund               Lipper Growth and Income   S&P 500 Index                The Lipper Index is no longer readily
                           Fund Index                                              available to the fund's shareholders
-------------------------- -------------------------- ---------------------------- -------------------------------------------
Pioneer Growth Shares      Russell 1000(R) Index      Russell 1000(R) Growth Index The investment focus of the fund has changed since a performance fee was
                                                                                   adopted and the Russell 1000(R) Growth
                                                                                   Index is now more reflective of the
                                                                                   fund's investment approach
-------------------------- -------------------------- ---------------------------- -------------------------------------------

Because of the reasons discussed in this proxy statement, the board of trustees concluded that changing each fund's Benchmark Index is in the best interests of shareholders. The proposed contract also would modify certain other provisions of the existing contract relating to fund expenses as discussed below. The current Benchmark Indexes are referred to as the S&P 400, Lipper Growth and Income Index, Lipper Growth Index, Lipper Growth and Income Index and the Russell 1000, respectively. The proposed Benchmark Indexes are referred to as the Russell Midcap Growth Index, Russell 1000 Value Index, Russell Midcap Value Index, S&P 500 and the Russell 1000 Growth Index, respectively.

     Each proposed contract would not change the basic structure of the fund's management fee, the base management fee or the maximum positive or negative performance adjustment. The management fee is calculated based on two components: a "basic fee" and a "performance adjustment." The basic fee is charged at the annual rate of the fund's average daily net assets set forth in the table below. No change in the basic fee is proposed. The basic fee is then adjusted up or down based upon the return of the fund's Class A shares relative to the performance of the Benchmark Index. The performance comparison is made based upon a rolling three-year period. For each percentage point by which the fund's performance exceeds (is less than) the performance of the Benchmark Index, the basic management fee is increased (decreased) by 0.01% (0.02% in the case of Pioneer Mid Cap Growth Fund). The most the basic fee can be adjusted is plus or minus 0.10% (0.20% in the case of Pioneer Mid Cap Growth Fund). The resulting maximum management fee and minimum management fee, in each case on an annual basis, are also indicated in the table below:

-------------------------------- --------------------------- ------------ --------------- ------------- --------------
                                                                           PERFORMANCE    MAXIMUM FEE    MINIMUM FEE
FUND                                       ASSETS             BASIC FEE        FEE
-------------------------------- --------------------------- ------------ --------------- ------------- --------------
Pioneer Mid Cap Growth Fund      All                           0.625%         0.02%          0.825%        0.425%
-------------------------------- --------------------------- ------------ --------------- ------------- --------------
Pioneer Value Fund               All                            0.60%         0.01%          0.70%          0.50%
-------------------------------- --------------------------- ------------ --------------- ------------- --------------
Pioneer Mid Cap Value Fund       $0 to $500 million             0.70%         0.01%          0.80%         0.525%
                                 $500 million to $1 billion     0.65%
                                 over $1 billion               0.625%
-------------------------------- --------------------------- ------------ --------------- ------------- --------------
Pioneer Fund                     All                            0.60%         0.01%          0.70%          0.50%
-------------------------------- --------------------------- ------------ --------------- ------------- --------------
Pioneer Growth Shares            $0 to $500 million             0.70%         0.01%          0.80%         0.525%
                                 $500 million to $1 billion     0.65%
                                 over $1 billion               0.625%
-------------------------------- --------------------------- ------------ --------------- ------------- --------------

     PIONEER MID CAP GROWTH FUND. The fund's current Benchmark Index - the S&P 400 - no longer is closely aligned with the fund's investment approach. Until 2001, the fund was managed as a "core" mid cap fund. That means that the securities in the fund's portfolio had a market capitalization that was mid cap and a balance between issuers considered value and growth. In 2001, the fund was repositioned as mid cap growth fund and its portfolio is now primarily composed of issuers selected on the basis of their growth potential. In light of this change in the fund's investment focus, the board of trustees concluded that it was desirable to change the Benchmark Index so the Benchmark Index is aligned with the manner in which the fund is managed. In light of the objectives of the fund's performance fee structure, the board of trustees considered several alternative successor Benchmark Indexes and concluded that the Russell Midcap Growth Index was best suited to achieve these goals. The board of trustees believes that the modified performance adjustment will better align the interests of the fund's shareholders and Pioneer. Specifically, Pioneer recommended this change -- and the trustees determined to recommend the change to shareholders -- based on the following:

     o Performance-based compensation continues to be a desirable method to reward good investment performance and penalize bad performance.
     o The fund is managed as a mid cap growth fund. The Russell Midcap Growth Index represents a portfolio with a similar focus, while the S&P 400 is a mid cap index comprised of stocks that are not chosen on the basis of a growth or value investment approach. Since the objective of a performance-based fee is to align the economic incentives of the management firm with the interests of shareholders, the trustees determined that basing the performance adjustment on the Russell Midcap Growth Index would better align Pioneer's economic incentives with the manner in which the fund is managed and consequently the economic interest of shareholders.
     o Pioneer intends to base the incentive compensation of its investment professionals involved in the management of Pioneer Mid Cap Growth Fund in part upon the relative performance of the fund and the Russell Midcap Growth Index. This will similarly align the financial interests of the portfolio managers with those of the fund and Pioneer.
     o The board of trustee also considered alternative indexes, including peer group indexes such as the Lipper Mid-Cap Growth Index, and concluded that the alternative indexes would not be as effective in achieving the goals of the performance fee.
     o The board of trustees reviewed data comparing the fee that would have been paid by the fund using the Russell Midcap Growth Index as the Benchmark Index since the adoption of a performance-based fee in 1996. While the results in individual years vary, overall the use of the Russell Midcap Growth Index would have resulted in a higher net management fee for Pioneer than the actual fee that Pioneer received. However, the Russell Midcap Growth Index would have resulted in a lower fee than a peer group index.
     o The Russell Midcap Growth Index is widely recognized and widely used by mutual fund and other institutional investment managers as a benchmark of U.S. equity performance. It is published daily in most newspapers that carry stock market information. This historical comparison is not necessarily indicative of the relative fees that would result from future performance.

     PIONEER VALUE FUND AND PIONEER MID CAP VALUE FUND. The funds' current Benchmark Indexes - the Lipper Growth and Income Index and the Lipper Growth Index, respectively - are no longer generally available. The board of trustees concluded that it was desirable to have a Benchmark Index that (i) is readily available to shareholders in order that the shareholders are in a better position to evaluate the fund's performance and (ii) is aligned with the manner in which the fund is managed and the basis upon which Pioneer provides incentive compensation to its portfolio managers. In light of the objectives of the funds' performance fee structure, the board of trustees considered several alternative successor Benchmark Indexes and concluded that the Russell 1000 Value Index (for Pioneer Value Fund) and the Russell Midcap Value Index (for Pioneer Mid Cap Value Fund) were best suited to achieve these goals. The board of trustees believes that the modified performance adjustment will better align the interests of each fund's shareholders and Pioneer. Specifically, Pioneer recommended this change -- and the trustees determined to recommend the change to shareholders -- based on the following:

     o Performance-based compensation continues to be a desirable method to reward good investment performance and penalize bad performance.
     o The Lipper Growth and Income Index and the Lipper Growth Index are no longer widely generally available. The Russell indexes are widely recognized and widely used by mutual fund and other institutional investment managers as benchmarks of U.S. equity performance. They are published daily in most newspapers that carry stock market information.
     o Each fund is managed as a value fund, meaning that Pioneer seeks securities for the fund's portfolio that are reasonably priced or selling at substantial discounts to their underlying values. The Russell 1000 Value Index and the Russell Midcap Value Index represent portfolios with similar focuses, i.e., portfolios of value-oriented stocks. Since the objective of a performance-based fee is to align the economic incentives of the management firm with the interests of shareholders, the trustees determined that basing the performance adjustments on the Russell 100 Value Index and the Russell Midcap Value Index would better align Pioneer's economic incentives with the manner in which the funds are managed and consequently the economic interest of shareholders.
     o Pioneer intends to base the incentive compensation of its investment professionals engaged in the management of these funds in part upon the relative performance of Pioneer Value Fund and the Russell 1000 Value Index and upon the relative performance of Pioneer Mid Cap Value Fund and the Russell Midcap Value Index. This will similarly align the financial interests of the portfolio managers with those of the fund and Pioneer.
     o The board of trustee also considered alternative indexes, including peer group indexes such as the Lipper Large Cap Value Index and the Lipper Mid-Cap Value Index, respectively, and concluded that the alternative indexes would not be as effective in achieving the goal of the performance fee.
     o The board of trustees reviewed data comparing the fee that would have been paid by each fund using the applicable Russell index as the Benchmark Index since the fund's adoption of a performance-based fee. While the results in individual years vary, overall the use of the Russell index would have resulted in a lower management fee for Pioneer than the actual fee that Pioneer received or the fee that would have resulting using alternative peer group indexes. This historical comparison is not necessarily indicative of the relative fees that would result from future performance.

     PIONEER FUND. The fund's current Benchmark Index - the Lipper Growth and Income Index - is no longer generally available. The board of trustees concluded that it was desirable to have a Benchmark Index that (i) is readily available to shareholders in order that the shareholders are in a better position to evaluate the fund's performance and (ii) is aligned with the manner in which the fund is managed and the basis upon which Pioneer provides incentive compensation to its portfolio managers. In light of these objectives, the board of trustees considered several alternative successor Benchmark Indexes and concluded that the S&P 500 was best suited to achieve these goals. The board of trustees believes that the modified performance adjustment will better align the interests of the fund shareholders and Pioneer. Specifically, Pioneer recommended this change -- and the trustees determined to recommend the change to shareholders -- based on the following:

     o Performance-based compensation continues to be a desirable method to reward good investment performance and penalize bad performance.
     o The Lipper Growth and Income Index is no longer widely generally available. The S&P 500 is widely recognized and widely used by mutual fund and other institutional investment managers as a benchmark of U.S. equity performance. It is published daily in most newspapers that carry stock market information.
     o The fund is managed as a large cap/core fund, meaning that the fund primarily invests in large capitalization issuers with a balance between value and growth stocks. The S&P 500 represents a portfolio with a similar focus. The objective of a performance-based fee is to better align the economic incentives of the management firm with the interests of shareholders. Basing the performance adjustment on the S&P 500 would align Pioneer's economic incentives with the economic interest of shareholders.
     o Pioneer intends to base the incentive compensation of its investment professionals engaged in the management of Pioneer Fund in part upon the relative performance of the fund and the S&P 500. This will similarly align the financial interests of the portfolio managers with those of the fund and Pioneer.
     o The board of trustee also considered alternative indexes, including peer group indexes such as the Lipper Large Cap Value Index and the Lipper Large Cap Core Index, and concluded that the alternative indexes would not be as effective in achieving the goal of the performance fee.
     o The board of trustees reviewed data comparing the fee that would have been paid by the fund using the S&P 500 as the Benchmark Index since the adoption of a performance-based fee in 1996. While the results in individual years vary, overall the use of the S&P 500 would have resulted in a lower management fee for Pioneer than the actual fee that Pioneer received or the fee that would have resulting using alternative peer group indexes. This historical comparison is not necessarily indicative of the relative fees that would result from future performance.

     PIONEER GROWTH SHARES. The fund's current Benchmark Index - the Russell 1000 - is less closely aligned with the fund's investment approach than the proposed Benchmark Index, the Russell 1000 Growth Index. The fund is managed as a large cap growth fund, and Pioneer seeks securities of issuers with above average potential for earnings and revenue growth for the fund's portfolio. The Russell 1000 includes stocks with both value and growth characteristics, while the Russell 1000 Growth Index represents the securities in the Russell 1000 with growth characteristics. In light of the fund's investment focus, the board of trustees concluded that it was desirable to change the Benchmark Index so the
Benchmark Index is aligned with the manner in which the fund is managed. In light of the objectives of the fund's performance fee structure, the board of trustees considered several alternative successor Benchmark Indexes and concluded that the Russell 1000 Growth Index was best suited to achieve these goals. The board of trustees believes that the modified performance adjustment will better align the interests of the fund's shareholders and Pioneer. Specifically, Pioneer recommended this change -- and the trustees determined to recommend the change to shareholders -- based on the following:

     o Performance-based compensation continues to be a desirable method to reward good investment performance and penalize bad performance.
     o The fund is managed as a large cap growth fund. The Russell 1000 Growth Index represents a portfolio with a similar focus, i.e. a portfolio of growth-oriented stocks, while the Russell 1000 is a large cap index comprised of stocks that are not chosen on the basis of a growth or value investment approach. Since the objective of a performance-based fee is to align the economic incentives of the management firm with the interests of shareholders, the trustees determined that basing the performance adjustment on the Russell 1000 Index would better align Pioneer's economic incentives with the manner in which the fund is managed and consequently the economic interest of shareholders.
     o Pioneer intends to base the incentive compensation of its investment professionals engaged in the management of Pioneer Growth Shares in part upon the relative performance of the fund and the Russell 1000 Growth Index. Basing the performance adjustment on the Russell 1000
          Growth Index would align Pioneer's economic incentives with the economic interest of shareholders.
     o The board of trustee also considered alternative indexes, including peer group indexes such as the Lipper Large-Cap Growth Index, and concluded that the alternative indexes would not be as effective in achieving the goals of the performance fee.
     o The board of trustees reviewed data comparing the fee that would have been paid by the fund using the Russell 1000 Growth Index as the Benchmark Index since the adoption of a performance-based fee in 1999. While the results in individual years vary, overall the use of the Russell 1000 Growth Index would have resulted in a higher net management fee for Pioneer than the actual fee that Pioneer received. However, the board of trustees concluded that the potential benefits of the proposed Benchmark Fee outweighed this potentially negative factor. This historical comparison is not necessarily indicative of the relative fees that would result from future performance.
     o The Russell 1000 Growth Index is widely recognized and widely used by mutual fund and other institutional investment managers as a benchmark of U.S. equity performance. It is published daily in most newspapers that carry stock market information.

TERMS OF EXISTING AND PROPOSED CONTRACTS

     Except for the modification of the Benchmark Index and modification to the expense provision discussed below, the terms of the existing and proposed contracts are substantially identical. Pursuant to the terms of each contract, Pioneer serves as investment adviser to each fund and is responsible for the overall management of each fund's business affairs subject only to the authority of the board of trustees. Pioneer is authorized to buy and sell securities for the account of the fund and to designate brokers to carry out such transactions. Pioneer may not make any purchase the cost of which exceeds funds currently available for the fund and may not make any purchase which would violate any fundamental policy or restriction in the fund's prospectus or statement of additional information as in effect from time to time.

EXISTING CONTRACTS

     The shareholders of each fund last approved the fund's existing contract on September 11, 2000. Each existing contract was approved by the board of trustees, with its renewal most recently approved at a meeting held on December 3, 2002, at which meeting the board of trustees also approved the proposed contract, subject to shareholder approval. Each existing contract is renewable annually by the vote of a majority of the fund's board, including a majority of the trustees who are not "interested persons" (as defined in the 1940 Act) of the fund, Pioneer or PFD, cast in person at a meeting called for the purpose of voting on such renewal. Each existing contract terminates if assigned (as defined in the 1940 Act) and may be terminated without penalty by either party by vote of its board or a majority of the fund's outstanding voting securities and upon 60 days' written notice.

     As compensation for its management services and certain expenses which Pioneer incurs on behalf of the fund, the fund pays Pioneer an annual management fee. The basic fee is equal to the percentage(s) stated in the table above that is applied to the fund's average daily net assets on an annual basis. A percentage of the basic fee rate (based upon the number of days in the current month) is multiplied by the fund's average daily net assets for the current month, giving a dollar amount that is the monthly basic fee. The basic fee is subject to an upward or downward adjustment depending on whether and to what extent the investment performance of the fund for the performance period exceeds, or is exceeded by, the record of the Benchmark Index over the same period.

     The performance period consists of the current month and the prior 35 months. Each percentage point of difference (up to a maximum of +/-10 (+/-20 in the case of Pioneer Mid Cap Growth Fund) is multiplied by a performance adjustment rate of 0.01% (0.02% in the case of Pioneer Mid Cap Growth Fund). The maximum annualized adjustment rate is +/-0.10% (+/-0.20% for Pioneer Mid Cap Growth Fund). This performance comparison is made at the end of each month. A percentage of this rate (based upon the number of days in the current month) is then multiplied by the average daily net assets of the fund over the entire performance period, giving a dollar amount that is added to (or subtracted from) the basic fee. The monthly performance adjustment is further adjusted to the extent necessary in order to ensure that the total annual adjustment to the basic fee does not exceed +/-0.10% of the average daily net assets for that year (+/- 0.20% for Pioneer Mid Cap Growth Fund). The basic fee is computed daily, the performance fee adjustment is calculated once per month and the entire management fee is paid monthly.

     Each fund's performance is calculated based on the net asset value of the fund's Class A shares. For purposes of calculating the performance adjustment, any dividends or capital gain distributions paid by the fund are treated as if reinvested in Class A shares at the net asset value as of the payment date. Because the adjustment to the basic fee is based on the comparative performance of the fund and the record of the Benchmark Index, the controlling factor is not whether fund performance is up or down, but whether it is up or down more or less than the record of the Benchmark Index. Moreover, the comparative investment performance of the fund is based solely on the recent performance period without regard to the cumulative performance over a longer or shorter period of time.

PROPOSED CONTRACTS

     The terms of each proposed contract differ materially from those of each existing contract only in respect of the performance adjustment component of the management fee payable to Pioneer and the modification of the fund's expenses discussed below. This summary of the proposed contracts is qualified by reference to the form of proposed management contract attached to this proxy statement as Exhibit B.

INDEX COMPARISONS

     PIONEER MID CAP GROWTH FUND. In 1996, the trustees initially designated the S&P 400 as the Benchmark Index for purposes of calculating the performance adjustment. The S&P 400 is a market capitalization weighted index of 400 domestic stocks chosen for market size (midcap), liquidity and industry group representation. The Russell Midcap Growth Index is an index comprised of the issuers included in the Russell Midcap(R) Index with the highest price-to-book ratios and higher forecast growth rates. The Russell Midcap Index consists of the 800 issuers in the Russell 1000 with the smallest market capitalization.

     PIONEER VALUE FUND AND PIONEER MID CAP VALUE FUND. .In mid- to late-1990s, the trustees initially designated the Lipper Growth and Income Index as the Benchmark Index for Pioneer Value Fund and the Lipper Growth Index for Pioneer Mid Cap Value Fund for purposes of calculating their performance adjustments. The Lipper Growth and Income Index represents the arithmetic mean performance (i.e., equally weighted) of the thirty largest funds with investment objectives oriented toward growth and income. The Lipper Growth Index also an equally weighted index of the thirty largest funds, but with investment objectives oriented toward growth. In 1999, Lipper significantly changed its fund classification system. Previously, Lipper's classification system had been based on each fund's stated investment objective. Lipper now bases a fund's classification on the actual securities in the fund's portfolio and its investment style. As part of this change, Lipper reclassified funds in several objective categories, including its Growth and Income category and its Growth category. Lipper currently classifies Pioneer Value Fund as a "Large-Cap Value" fund and Pioneer Mid Cap Value Fund as a "Mid-Cap Value" fund. Although Lipper still calculates the current Benchmark Indexes, they are no longer widely published. Pioneer and the trustees also do not believe that the investment companies included in the Lipper Growth and Income Index and the Lipper Growth Index are representative of the funds' most comparable peers. In addition, the Lipper Growth and Income Index includes funds that have designated income as a primary aim. Although Pioneer Value Fund will continue to consider dividend income in its security selection process, Pioneer and the trustees are recommending that the fund no longer identify this consideration in a manner more prominent than its other stock selection criteria. See Proposal 4(n). The Russell 1000 Value Index is a measure of the performance of the value-oriented stocks in the Russell 1000. The Russell Midcap Value Index is a measure of the performance of value-oriented stocks in the Russell Midcap Index.

     PIONEER FUND. In 1996, the trustees initially designated the Lipper Growth and Income Index as the Benchmark Index for purposes of calculating the performance adjustment. The Lipper Growth and Income Index represents the arithmetic mean performance (i.e., equally weighted) of the thirty largest funds with investment objectives oriented toward growth and income. In 1999, Lipper significantly changed its fund classification system. Previously, Lipper's classification system had been based on each fund's stated investment objective. Lipper now bases a fund's classification on the actual securities in the fund's portfolio and its investment style. As part of this change, Lipper reclassified funds in several objective categories, including its Growth and Income category. Lipper currently classifies the fund as a "Large Cap Core" fund. Although Lipper still calculates the Lipper Growth and Income Index, it is no longer widely published. Pioneer and the trustees also do not believe that the investment companies included in the Lipper Growth and Income Index are representative of the fund's most comparable peers. In addition, the Lipper Growth and Income Index includes funds that have designated income as a primary aim. Although the fund will continue to consider dividend income in its security selection process, Pioneer does not identify this consideration in a manner more prominent than its other stock selection criteria. The S&P 500 is an unmanaged capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Its component stocks are listed on the New York Stock Exchange, American Stock Exchange and traded in the over-the-counter market. The S&P 500 consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index (stock price times number of shares outstanding), with each stock's weight in the S&P 500 proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance.

     PIONEER GROWTH SHARES. In 1999, the trustees initially designated the Russell 1000 as the Benchmark Index for purposes of calculating the performance adjustment. The Russell 1000 measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The board of trustees believes that it is appropriate and in the best interests of the fund's shareholders to change the Benchmark Index from the Russell 1000 to the Russell 1000 Growth Index.

IMPLEMENTATION OF MODIFICATION TO THE PERFORMANCE ADJUSTMENTS

     The effective date of the proposed contract is expected to be [May 30], 2003 or as soon thereafter as practicable. To prevent unfairness to each fund, the calculation of the performance adjustment for any portion of the performance period prior to effective date of the change will be based upon the fund's performance compared to the current Benchmark Index. Because the performance adjustment is based on a 36-month performance period, the use of the current Benchmark Index thus will "phase out" over 36 months.

EFFECT OF MODIFYING THE PERFORMANCE ADJUSTMENTS

     If the proposal is approved, subject to a 36-month "phase-out," each fund's management fee rate would be increased or decreased based on the fund's performance relative to the proposed Benchmark Index. The impact of the change in any Benchmark Index cannot be predicted. The future impact of changing the Benchmark Index will depend on many different factors and may represent an increase or decrease from the fund's management fee under the existing contract, depending on the fund's performance relative to the current Benchmark Index and the proposed Benchmark Index.

     The following table shows for each of the fiscal periods since each fund adopted a performance fee the actual fee paid by the fund to Pioneer and Pioneer's estimate of the fee that would have been paid if the proposed Benchmark Index had been the Benchmark Index throughout the relevant period.

-------------------------------- ----------------- --------------------- ------------------ ----------------- ---------------
                                                   NET ASSETS AT         ACTUAL FEE PAID
FUND                             PERIOD            PERIOD END            TO PIONEER         PRO FORMA FEE1    DIFFERENCE
-------------------------------- ----------------- --------------------- ------------------ ----------------- ---------------
Pioneer Mid Cap Growth Fund      Feb-Sept 1996     $1,013,495,000        $4,935,000
-------------------------------- ----------------- --------------------- ------------------ ----------------- ---------------
                                 1997              $1,054,444,682        $4,849,000
-------------------------------- ----------------- --------------------- ------------------ ----------------- ---------------
                                 1998              $774,686,076          $4,148,850
-------------------------------- ----------------- --------------------- ------------------ ----------------- ---------------
                                 1999              $753,130,514          $3,487,020
-------------------------------- ----------------- --------------------- ------------------ ----------------- ---------------
                                 2000              $1,139,463,045        $4,849,160
-------------------------------- ----------------- --------------------- ------------------ ----------------- ---------------
                                 2001              $604,853,861          $3,573,669
-------------------------------- ----------------- --------------------- ------------------ ----------------- ---------------
                                 2002              $453,345,274          $2,720,681
-------------------------------- ----------------- --------------------- ------------------ ----------------- ---------------
                                 Total             $5,793,418,452        $28,563,380
-------------------------------- ----------------- --------------------- ------------------ ----------------- ---------------
Pioneer Value Fund               May-Sept 1996     $5,432,875,000        $26,109,000
-------------------------------- ----------------- --------------------- ------------------ ----------------- ---------------
                                 1997              $7,551,587,780        $37,455,000
-------------------------------- ----------------- --------------------- ------------------ ----------------- ---------------
                                 1998              $5,520,940,453        $38,136,613
-------------------------------- ----------------- --------------------- ------------------ ----------------- ---------------
                                 1999              $5,151,869,805        $29,178,436
-------------------------------- ----------------- --------------------- ------------------ ----------------- ---------------
                                 2000              $4,638,959,527        $24,602,070
-------------------------------- ----------------- --------------------- ------------------ ----------------- ---------------
                                 2001              $3,912,363,616        $24,514,302
-------------------------------- ----------------- --------------------- ------------------ ----------------- ---------------
                                 2002              $3,038,866,661        $27,704,684
-------------------------------- ----------------- --------------------- ------------------ ----------------- ---------------
                                 Total             $35,247,462,842       $207,700,105
-------------------------------- ----------------- --------------------- ------------------ ----------------- ---------------
Pioneer Mid Cap Value Fund       May-Oct 1998      $1,936,428,928        $13,455,298
-------------------------------- ----------------- --------------------- ------------------ ----------------- ---------------
                                 1999              $1,516,028,015        $10,574,447
-------------------------------- ----------------- --------------------- ------------------ ----------------- ---------------
                                 2000              $1,309,754,988        $7,791,802
-------------------------------- ----------------- --------------------- ------------------ ----------------- ---------------
                                 2001              $1,285,425,200        $9,424,320
-------------------------------- ----------------- --------------------- ------------------ ----------------- ---------------
                                 2002              $1,196,659,442        $10,357,438
-------------------------------- ----------------- --------------------- ------------------ ----------------- ---------------
                                 Total             $7,244,296,573        $51,603,305
-------------------------------- ----------------- --------------------- ------------------ ----------------- ---------------
Pioneer Fund                     May-Dec 1996      $2,907,442,000        $13,798,000
-------------------------------- ----------------- --------------------- ------------------ ----------------- ---------------
                                 1997              $4,052,996,507        $21,236,502
-------------------------------- ----------------- --------------------- ------------------ ----------------- ---------------
                                 1998              $5,707,945,102        $31,632,164
-------------------------------- ----------------- --------------------- ------------------ ----------------- ---------------
                                 1999              $7,400,362,084        $43,260,917
-------------------------------- ----------------- --------------------- ------------------ ----------------- ---------------
                                 2000              $7,604,651,534        $51,229,481
-------------------------------- ----------------- --------------------- ------------------ ----------------- ---------------
                                 2001              $7,205,559,348        $49,030,512
-------------------------------- ----------------- --------------------- ------------------ ----------------- ---------------
                                 [2002]            [$]                   [$]
-------------------------------- ----------------- --------------------- ------------------ ----------------- ---------------
                                 Total             $                     $
-------------------------------- ----------------- --------------------- ------------------ ----------------- ---------------
Pioneer Growth Shares            Oct-Dec 1999      $3,222,595,684        $15,327,628
-------------------------------- ----------------- --------------------- ------------------ ----------------- ---------------
                                 2000              $1,920,099,064        $15,776,689
-------------------------------- ----------------- --------------------- ------------------ ----------------- ---------------
                                 2001              $1,330,538,708        $8,711,636
-------------------------------- ----------------- --------------------- ------------------ ----------------- ---------------
                                 [2002]            [$]                   [$]
-------------------------------- ----------------- --------------------- ------------------ ----------------- ---------------
                                 Total             [$6,473,233,456]      [$39,815,953]
-------------------------------- ----------------- --------------------- ------------------ ----------------- ---------------
      1 Reflects  fee  that  would  have  been  paid  to Pioneer if the proposed
Benchmark Index was the Benchmark Index throughout the period.

     Set forth below is a table showing, for each fund's most recently completed fiscal year, the dollar amount of management fees under each fund's existing contract at the maximum, basic and minimum fee rates, the actual management fees paid and the amount of fees that would have been paid under the proposed contract. The table also shows the percentage differences between the amounts that would have been paid under the proposed contract and the maximum, basic and minimum fee rates and amount actually paid under the existing contract. Also set forth below is a comparative fee table showing the amount of fees and expenses paid by the fund under the existing contract as a percentage of average daily net assets, using the maximum, basic and minimum management fee rates, the actual management fee paid, and the amount of fees and expenses shareholders would have paid if the proposed contract had been in effect. For information on management fees paid by other funds managed by Pioneer with similar objectives, see Exhibit C.

                           PIONEER MID CAP GROWTH FUND
                      DOLLAR AMOUNT OF MANAGEMENT FEES PAID
                     (FISCAL YEAR ENDED SEPTEMBER 30, 2002)

                                                                                    EXISTING     PROPOSED
                                                                                    CONTRACT     CONTRACT
                                              MAXIMUM       BASIC       MINIMUM      ACTUAL      PRO FORMA
Amount of Fees Paid or that
Would Have Been Paid                           $[ ]         $[ ]         $[ ]         $[ ]         $[ ]
Percentage Difference from Amount
Paid under Proposed Contract                    N/A          N/A          N/A       [+/-  ]%        --
                               PIONEER VALUE FUND
                      DOLLAR AMOUNT OF MANAGEMENT FEES PAID
                     (FISCAL YEAR ENDED SEPTEMBER 30, 2002)

                                                                                    EXISTING     PROPOSED
                                                                                    CONTRACT     CONTRACT
                                              MAXIMUM       BASIC       MINIMUM      ACTUAL      PRO FORMA

Amount of Fees Paid or that
Would Have Been Paid                           $[ ]         $[ ]         $[ ]         $[ ]         $[ ]
Percentage Difference from Amount
Paid under Proposed Contract                    N/A          N/A          N/A       [+/-  ]%        --
                           PIONEER MID CAP VALUE FUND
                      DOLLAR AMOUNT OF MANAGEMENT FEES PAID
                      (FISCAL YEAR ENDED OCTOBER 31, 2002)

                                                                                    EXISTING     PROPOSED
                                                                                    CONTRACT     CONTRACT
                                              MAXIMUM       BASIC       MINIMUM      ACTUAL      PRO FORMA

Amount of Fees Paid or that
Would Have Been Paid                           $[ ]         $[ ]         $[ ]         $[ ]         $[ ]
Percentage Difference from Amount
Paid under Proposed Contract                    N/A          N/A          N/A       [+/-  ]%        --
                                  PIONEER FUND
                      DOLLAR AMOUNT OF MANAGEMENT FEES PAID
                      (FISCAL YEAR ENDED DECEMBER 31, 2001)

                                                                                    EXISTING     PROPOSED
                                                                                    CONTRACT     CONTRACT
                                              MAXIMUM       BASIC       MINIMUM      ACTUAL      PRO FORMA

Amount of Fees Paid or that
Would Have Been Paid                           $[ ]         $[ ]         $[ ]         $[ ]         $[ ]
Percentage Difference from Amount
Paid under Proposed Contract                    N/A          N/A          N/A       [+/-  ]%        --
                              PIONEER GROWTH SHARES
                      DOLLAR AMOUNT OF MANAGEMENT FEES PAID
                      (FISCAL YEAR ENDED DECEMBER 31, 2001)

                                                                                    EXISTING     PROPOSED
                                                                                    CONTRACT     CONTRACT
                                              MAXIMUM       BASIC       MINIMUM      ACTUAL      PRO FORMA

Amount of Fees Paid or that
Would Have Been Paid                           $[ ]         $[ ]         $[ ]         $[ ]         $[ ]
Percentage Difference from Amount
Paid under Proposed Contract                    N/A          N/A          N/A       [+/-  ]%        --

                             COMPARATIVE FEE TABLES

PIONEER MID CAP GROWTH FUND
(FISCAL YEAR ENDED SEPTEMBER 30, 2002)
ANNUAL FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
CLASS A SHARES
                                                                                    EXISTING     PROPOSED
                                                                                    CONTRACT     CONTRACT
                                              MAXIMUM       BASIC       MINIMUM      ACTUAL      PRO FORMA
Management Fee                                0.825%       0.625%       0.425%        0.425       _.___%
Distribution and Service (12b-1) Fee           0.25%        0.25%        0.25%        0.25%        0.25%
Other Expenses                                 0.27%        0.27%        0.27%        0.27%        0.27%
Total Annual Fund Operating Expenses          1.345%       1.145%       0.945%       0.945%       _.___%

CLASS B SHARES
                                                                                    EXISTING     PROPOSED
                                                                                    CONTRACT     CONTRACT
                                              MAXIMUM       BASIC       MINIMUM      ACTUAL      PRO FORMA
Management Fee                                0.825%       0.625%       0.425%       0.425%       _.___%
Distribution and Service (12b-1) Fee           1.00%        1.00%        1.00%        1.00%        1.00%
Other Expenses                                 0.89%        0.89%        0.89%        0.89%        0.89%
Total Annual Fund Operating Expenses          2.715%       2.515%       2.315%       2.315%       _.___%

CLASS C SHARES
                                                                                    EXISTING     PROPOSED
                                                                                    CONTRACT     CONTRACT
                                              MAXIMUM       BASIC       MINIMUM      ACTUAL      PRO FORMA
Management Fee                                0.825%       0.625%       0.425%       0.425%       _.___%
Distribution and Service (12b-1) Fee           1.00%        1.00%        1.00%        1.00%        1.00%
Other Expenses                                 1.14%        1.14%        1.14%        1.14%        1.14%
Total Annual Fund Operating Expenses          2.965%        2.765       2.565%       2.565%       _.___%

PIONEER VALUE FUND
(FISCAL YEAR ENDED SEPTEMBER 30, 2002)
ANNUAL FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
CLASS A SHARES
                                                                                    EXISTING     PROPOSED
                                                                                    CONTRACT     CONTRACT
                                              MAXIMUM       BASIC       MINIMUM      ACTUAL      PRO FORMA
Management Fee                                 0.70%        0.60%        0.50%        0.70%        _.__%
Distribution and Service (12b-1) Fee           0.25%        0.25%        0.25%        0.25%        0.25%
Other Expenses                                 0.21%        0.21%        0.21%        0.21%        0.21%
Total Annual Fund Operating Expenses           1.16%        1.06%        0.96%        1.16%        _.__%

CLASS B SHARES
                                                                                    EXISTING     PROPOSED
                                                                                    CONTRACT     CONTRACT
                                              MAXIMUM       BASIC       MINIMUM      ACTUAL      PRO FORMA
Management Fee                                 0.70%        0.60%        0.50%        0.70%        _.__%
Distribution and Service (12b-1) Fee           1.00%        1.00%        1.00%        1.00%        1.00%
Other Expenses                                 0.59%        0.59%        0.59%        0.59%        0.59%
Total Annual Fund Operating Expenses           2.29%        2.19%        2.09%        2.29%        _.__%

CLASS C SHARES
                                                                                    EXISTING     PROPOSED
                                                                                    CONTRACT     CONTRACT
                                              MAXIMUM       BASIC       MINIMUM      ACTUAL      PRO FORMA
Management Fee                                 0.70%        0.60%        0.50%        0.70%        _.__%
Distribution and Service (12b-1) Fee           1.00%        1.00%        1.00%        1.00%        1.00%
Other Expenses                                 0.62%        0.62%        0.62%        0.62%        0.62%
Total Annual Fund Operating Expenses           2.32%        2.22%        2.12%        2.32%        _.__%

PIONEER MID CAP VALUE FUND
(FISCAL YEAR ENDED OCTOBER 31, 2002)
ANNUAL FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
CLASS A SHARES
                                                                                    EXISTING     PROPOSED
                                                                                    CONTRACT     CONTRACT
                                              MAXIMUM       BASIC       MINIMUM      ACTUAL      PRO FORMA
Management Fee                                 0.80%        0.70%       0.525%        0.76%        _.__%
Distribution and Service (12b-1) Fee           0.25%        0.25%        0.25%        0.25%        0.25%
Other Expenses                                 0.29%        0.29%        0.29%        0.29%        0.29%
Total Annual Fund Operating Expenses           1.34%        1.24%       1.065%        1.30%        _.__%

CLASS B SHARES
                                                                                    EXISTING     PROPOSED
                                                                                    CONTRACT     CONTRACT
                                              MAXIMUM       BASIC       MINIMUM      ACTUAL      PRO FORMA
Management Fee                                 0.80%        0.70%       0.525%        0.76%        _.__%
Distribution and Service (12b-1) Fee           1.00%        1.00%        1.00%        1.00%        1.00%
Other Expenses                                 0.34%        0.34%        0.34%        0.34%        0.34%
Total Annual Fund Operating Expenses           2.14%        2.04%        1.865        2.10%        _.__%

CLASS C SHARES
                                                                                    EXISTING     PROPOSED
                                                                                    CONTRACT     CONTRACT
                                              MAXIMUM       BASIC       MINIMUM      ACTUAL      PRO FORMA
Management Fee                                 0.80%        0.70%       0.525%        0.76%        _.__%
Distribution and Service (12b-1) Fee           1.00%        1.00%        1.00%        1.00%        1.00%
Other Expenses                                 0.44%        0.44%        0.44%        0.44%        0.44%
Total Annual Fund Operating Expenses           2.24%        2.14%       1.965%        2.20%        _.__%

CLASS Y SHARES
                                                                                    EXISTING     PROPOSED
                                                                                    CONTRACT     CONTRACT
                                              MAXIMUM       BASIC       MINIMUM      ACTUAL      PRO FORMA
Management Fee                                 0.80%        0.70%       0.525%        0.76%        _.__%
Distribution and Service (12b-1) Fee           0.00%        0.00%        0.00%        0.00%        0.00%
Other Expenses                                 0.08%        0.08%        0.08%        0.08%        0.08%
Total Annual Fund Operating Expenses           0.88%        0.78%       0.605%        0.84%        _.__%

PIONEER FUND
(FISCAL YEAR ENDED DECEMBER 31, 2001)
ANNUAL FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
CLASS A SHARES
                                                                                    EXISTING     PROPOSED
                                                                                    CONTRACT     CONTRACT
                                              MAXIMUM       BASIC       MINIMUM      ACTUAL      PRO FORMA
Management Fee                                 0.70%        0.60%        0.50%        0.66%        _.__%
Distribution and Service (12b-1) Fee           0.25%        0.25%        0.25%        0.25%        0.25%
Other Expenses                                 0.23%        0.23%        0.23%        0.23%        0.23%
Total Annual Fund Operating Expenses           1.18%        1.08%        0.98%        1.14%        _.__%

CLASS B SHARES
                                                                                    EXISTING     PROPOSED
                                                                                    CONTRACT     CONTRACT
                                              MAXIMUM       BASIC       MINIMUM      ACTUAL      PRO FORMA
Management Fee                                 0.70%        0.60%        0.50%        0.66%        _.__%
Distribution and Service (12b-1) Fee           1.00%        1.00%        1.00%        1.00%        1.00%
Other Expenses                                 0.33%        0.33%        0.33%        0.33%        0.33%
Total Annual Fund Operating Expenses           2.03%        1.93%        1.83%        1.99%        _.__%

CLASS C SHARES
                                                                                    EXISTING     PROPOSED
                                                                                    CONTRACT     CONTRACT
                                              MAXIMUM       BASIC       MINIMUM      ACTUAL      PRO FORMA
Management Fee                                 0.70%        0.60%        0.50%        0.66%        _.__%
Distribution and Service (12b-1) Fee           1.00%        1.00%        1.00%        1.00%        1.00%
Other Expenses                                 0.28%        0.28%        0.28%        0.28%        0.28%
Total Annual Fund Operating Expenses           1.98%        1.88%        1.78%        1.94%        _.__%

CLASS Y SHARES
                                                                                    EXISTING     PROPOSED
                                                                                    CONTRACT     CONTRACT
                                              MAXIMUM       BASIC       MINIMUM      ACTUAL      PRO FORMA
Management Fee                                 0.70%        0.60%        0.50%        0.66%        _.__%
Distribution and Service (12b-1) Fee           0.00%        0.00%        0.00%        0.00%        0.00%
Other Expenses                                 0.06%        0.06%        0.06%        0.06%        0.06%
Total Annual Fund Operating Expenses           0.76%        0.66%        0.56%        0.72%        _.__%

PIONEER GROWTH SHARES
(FISCAL YEAR ENDED DECEMBER 31, 2001)
ANNUAL FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
CLASS A SHARES
                                                                                    EXISTING     PROPOSED
                                                                                    CONTRACT     CONTRACT
                                              MAXIMUM       BASIC       MINIMUM      ACTUAL      PRO FORMA
Management Fee                                 0.80%        0.70%       0.525%        0.56%        _.__%
Distribution and Service (12b-1) Fee           0.25%        0.25%        0.25%        0.25%        0.25%
Other Expenses                                 0.37%        0.37%        0.37%        0.37%        0.37%
Total Annual Fund Operating Expenses           1.42%        1.32%       1.145%        1.18%        _.__%

CLASS B SHARES
                                                                                    EXISTING     PROPOSED
                                                                                    CONTRACT     CONTRACT
                                              MAXIMUM       BASIC       MINIMUM      ACTUAL      PRO FORMA
Management Fee                                 0.80%        0.70%       0.525%        0.56%        _.__%
Distribution and Service (12b-1) Fee           1.00%        1.00%        1.00%        1.00%        1.00%
Other Expenses                                 0.42%        0.42%        0.42%        0.42%        0.42%
Total Annual Fund Operating Expenses           2.22%        2.12%       1.945%        1.98%      _.__%[ ]

CLASS C SHARES
                                                                                    EXISTING     PROPOSED
                                                                                    CONTRACT     CONTRACT
                                              MAXIMUM       BASIC       MINIMUM      ACTUAL      PRO FORMA
Management Fee                                 0.80%        0.70%       0.525%        0.56%        _.__%
Distribution and Service (12b-1) Fee           1.00%        1.00%        1.00%        1.00%        1.00%
Other Expenses                                 0.31%        0.31%        0.31%        0.31%        0.31%
Total Annual Fund Operating Expenses           2.11%        2.01%       1.835%        1.87%        _.__%

CLASS Y SHARES
                                                                                    EXISTING     PROPOSED
                                                                                    CONTRACT     CONTRACT
                                              MAXIMUM       BASIC       MINIMUM      ACTUAL      PRO FORMA
Management Fee                                 0.80%        0.70%       0.525%        0.56%        _.__%
Distribution and Service (12b-1) Fee           0.00%        0.00%        0.00%        0.00%        0.00%
Other Expenses                                 0.05%        0.05%        0.05%        0.05%        0.05%
Total Annual Fund Operating Expenses           0.85%        0.75%       0.575%        0.61%        _.__%

EXAMPLES

     The following examples help you compare the costs of investing in each fund with the cost of investing in other mutual funds. They assume that: a) you invest $10,000 in the fund for the time periods shown, b) you reinvest all dividends and distributions, c) your investment has a 5% return each year and d) the fund's operating expenses remain the same. The tables show your costs under the current arrangements and your costs if the proposed contract had been in effect during a fund's most recent fiscal year.

                                 IF YOU SELL YOUR SHARES         IF YOU DO NOT SELL YOUR SHARES
                             -------------------------------    -------------------------------
                                             NUMBER OF YEARS YOU OWN YOUR SHARES
                             ------------------------------------------------------------------
PIONEER MID CAP GROWTH FUND    1        3        5       10       1        3        5       10
CLASS A
BASIC                        $685     $918    $1,169   $1,887   $685     $918    $1,169   $1,887
MAXIMUM                      $704     $977    $1,269   $2,100   $704     $977    $1,269   $2,100
MINIMUM                      $665     $857    $1,065   $1,663   $665     $857    $1,065   $1,663
Existing Contract            $665     $857    $1,065   $1,663   $665     $857    $1,065   $1,663
Proposed Contract            $[ ]     $[ ]     $[ ]     $[ ]    $[ ]     $[ ]     $[ ]     $[ ]

CLASS B
BASIC                        $655    $1,083   $1,538   $2,513   $255     $783    $1,338   $2,513
MAXIMUM                      $675    $1,143   $1,637   $2,715   $275     $843    $1,437   $2,100
MINIMUM                      $634    $1,021   $1,435   $2,301   $234     $721    $1,235   $2,301
Existing Contract            $634    $1,021   $1,435   $2,301   $234     $721    $1,235   $2,301
Proposed Contract            $[ ]     $[ ]     $[ ]     $[ ]    $[ ]     $[ ]     $[ ]     $[ ]

CLASS C
BASIC                        $476     $949    $1,547   $3,164   $377     $949    $1,547   $3,164
MAXIMUM                      $496    $1,008   $1,644   $3,352   $397    $1,008   $1,644   $3,352
MINIMUM                      $456     $889    $1,447   $2,966   $357     $889    $1,447   $2,966
Existing Contract            $456     $889    $1,447   $2,966   $357     $889    $1,447   $2,966
Proposed Contract            $[ ]     $[ ]     $[ ]     $[ ]    $[ ]     $[ ]     $[ ]     $[ ]

                                 IF YOU SELL YOUR SHARES         IF YOU DO NOT SELL YOUR SHARES
                             -------------------------------    -------------------------------
                                             NUMBER OF YEARS YOU OWN YOUR SHARES
                             ------------------------------------------------------------------
PIONEER VALUE FUND             1        3        5       10       1        3        5       10
CLASS A
BASIC                        $677     $893    $1,126   $1,795   $677     $893    $1,126   $1,795
MAXIMUM                      $686     $922    $1,117   $1,903   $686     $922    $1,117   $1,903
MINIMUM                      $667     $863    $1,075   $1,685   $667     $863    $1,075   $1,685
Existing Contract            $686     $922    $1,117   $1,903   $686     $922    $1,117   $1,903
Proposed Contract            $[ ]     $[ ]     $[ ]     $[ ]    $[ ]     $[ ]     $[ ]     $[ ]

CLASS B
BASIC                        $622     $985    $1,375   $2,237   $222     $685    $1,175   $2,237
MAXIMUM                      $632    $1,015   $1,425   $2,341   $232     $715    $1,225   $2,341
MINIMUM                      $612     $955    $1,324   $2,131   $212     $655    $1,124   $2,131
Existing Contract            $632    $1,015   $1,425   $2,341   $232     $715    $1,225   $2,341
Proposed Contract            $[ ]     $[ ]     $[ ]     $[ ]    $[ ]     $[ ]     $[ ]     $[ ]

CLASS C
BASIC                        $422     $787    $1,278   $2,629   $323     $787    $1,278   $2,629
MAXIMUM                      $432     $817    $1,328   $2,729   $333     $817    $1,328   $2,729
MINIMUM                      $412     $757    $1,228   $2,527   $313     $757    $1,228   $2,527
Existing Contract            $432     $817    $1,328   $2,729   $333     $817    $1,328   $2,729
Proposed Contract            $[ ]     $[ ]     $[ ]     $[ ]    $[ ]     $[ ]     $[ ]     $[ ]

                                 IF YOU SELL YOUR SHARES         IF YOU DO NOT SELL YOUR SHARES
                             -------------------------------    -------------------------------
                                             NUMBER OF YEARS YOU OWN YOUR SHARES
                             ------------------------------------------------------------------
PIONEER MID CAP VALUE FUND     1        3        5       10       1        3        5       10
CLASS A
BASIC                        $694     $946    $1,217   $1,989   $694     $946    $1,217   $1,989
MAXIMUM                      $704     $975    $1,267   $2,095   $704     $975    $1,267   $2,095
MINIMUM                      $677     $894    $1,129   $1,800   $677     $894    $1,129   $1,800
Existing Contract            $700     $963    $1,247   $2,053   $700     $963    $1,247   $2,053
Proposed Contract            $[ ]     $[ ]     $[ ]     $[ ]    $[ ]     $[ ]     $[ ]     $[ ]

CLASS B
BASIC                        $607     $940    $1,298   $2,163   $207     $640    $1,098   $2,163
MAXIMUM                      $617     $970    $1,349   $2,269   $217     $670    $1,149   $2,269
MINIMUM                      $589     $886    $1,208   $1,976   $189     $586    $1,008   $1,976
Existing Contract            $613     $958    $1,329   $2,227   $213     $658    $1,129   $2,227
Proposed Contract            $[ ]     $[ ]     $[ ]     $[ ]    $[ ]     $[ ]     $[ ]     $[ ]

CLASS C
BASIC                        $414     $763    $1,238   $2,548   $315     $763    $1,238   $2,548
MAXIMUM                      $424     $793    $1,288   $2,649   $325     $793    $1,288   $2,649
MINIMUM                      $396     $711    $1,149   $2,368   $297     $711    $1,149   $2,368
Existing Contract            $420     $781    $1,268   $2,609   $321     $781    $1,268   $2,609
Proposed Contract            $[ ]     $[ ]     $[ ]     $[ ]    $[ ]     $[ ]     $[ ]     $[ ]

CLASS Y
BASIC                         $80     $249     $433     $966     $80     $249     $433     $966
MAXIMUM                       $90     $281     $488    $1,084    $90     $281     $488    $1,084
MINIMUM                       $62     $194     $338     $756     $62     $194     $338     $756
Existing Contract             $86     $268     $466    $1,037    $86     $268     $466    $1,037
Proposed Contract            $[ ]     $[ ]     $[ ]     $[ ]    $[ ]     $[ ]     $[ ]     $[ ]

                                 IF YOU SELL YOUR SHARES         IF YOU DO NOT SELL YOUR SHARES
                             -------------------------------    -------------------------------
                                             NUMBER OF YEARS YOU OWN YOUR SHARES
                             ------------------------------------------------------------------
PIONEER FUND                   1        3        5       10       1        3        5       10
CLASS A
BASIC                        $679     $899    $1,136   $1,816   $679     $899    $1,136   $1,816
MAXIMUM                      $688     $928    $1,187   $1,924   $688     $928    $1,187   $1,924
MINIMUM                      $669     $869    $1,086   $1,707   $669     $869    $1,086   $1,707
Existing Contract            $685     $916    $1,167   $1,881   $685     $916    $1,167   $1,881
Proposed Contract            $[ ]     $[ ]     $[ ]     $[ ]    $[ ]     $[ ]     $[ ]     $[ ]

CLASS B
BASIC                        $596     $906    $1,242   $2,033   $196     $606    $1,042   $2,033
MAXIMUM                      $606     $937    $1,293   $2,140   $206     $637    $1,093   $2,140
MINIMUM                      $586     $876    $1,190   $1,925   $186     $576     $990    $1,925
Existing Contract            $602     $924    $1,273   $2,097   $202     $624    $1,073   $2,097
Proposed Contract            $[ ]     $[ ]     $[ ]     $[ ]    $[ ]     $[ ]     $[ ]     $[ ]

CLASS C
BASIC                        $388     $685    $1,106   $2,279   $289     $685    $1,106   $2,279
MAXIMUM                      $398     $715    $1,157   $2,383   $299     $715    $1,157   $2,383
MINIMUM                      $378     $655    $1,055   $2,174   $279     $655    $1,055   $2,174
Existing Contract            $394     $703    $1,137   $2,342   $295     $703    $1,137   $2,342
Proposed Contract            $[ ]     $[ ]     $[ ]     $[ ]    $[ ]     $[ ]     $[ ]     $[ ]

CLASS Y
BASIC                         $67     $211     $368     $822     $67     $211     $368     $822
MAXIMUM                       $78     $234     $422     $942     $78     $234     $422     $942
MINIMUM                       $57     $179     $313     $701     $57     $179     $313     $701
Existing Contract             $74     $230     $401     $894     $74     $230     $401     $894
Proposed Contract            $[ ]     $[ ]     $[ ]     $[ ]    $[ ]     $[ ]     $[ ]     $[ ]

                                 IF YOU SELL YOUR SHARES         IF YOU DO NOT SELL YOUR SHARES
                             -------------------------------    -------------------------------
                                             NUMBER OF YEARS YOU OWN YOUR SHARES
                             ------------------------------------------------------------------
PIONEER GROWTH SHARES          1        3        5       10       1        3        5       10
CLASS A
BASIC                        $701     $969    $1,257   $2,074   $701     $969    $1,257   $2,074
MAXIMUM                      $711     $998    $1,307   $2,179   $711     $998    $1,307   $2,179
MINIMUM                      $685     $918    $1,169   $1,887   $685     $918    $1,169   $1,887
Existing Contract            $688     $928    $1,187   $1,924   $688     $928    $1,187   $1,924
Proposed Contract            $[ ]     $[ ]     $[ ]     $[ ]    $[ ]     $[ ]     $[ ]     $[ ]

CLASS B
BASIC                        $615     $964    $1,339   $2,248   $215     $664    $1,139   $2,074
MAXIMUM                      $625     $994    $1,390   $2,352   $225     $694    $1,190   $2,352
MINIMUM                      $597     $911    $1,250   $2.062   $197     611$    $1,050   $2,062
Existing Contract            $601     $921    $1,268   $2,100   $201     $621    $1,068   $2,100
Proposed Contract            $[ ]     $[ ]     $[ ]     $[ ]    $[ ]     $[ ]     $[ ]     $[ ]

CLASS C
BASIC                        $401     $724    $1,172   $2,414   $302     $724    $1,172   $2,414
MAXIMUM                      $411     $754    $1,223   $2,517   $312     $754    $1,223   $2,517
MINIMUM                      $284     $671    $1,083   $2,232   $285     $671    $1,083   $2,232
Existing Contract            $387     $682    $1,101   $2,268   $288      682    $1,101   $2,268
Proposed Contract            $[ ]     $[ ]     $[ ]     $[ ]    $[ ]     $[ ]     $[ ]     $[ ]

CLASS Y
BASIC                         $77     $240     $417     $930     $77     $240     $417     $930
MAXIMUM                       $87     $271     $471    $1,049    $87     $271     $471    $1,049
MINIMUM                       $59     $184     $321     $720     $59     $184     $321     $720
Existing Contract             $62     $195     $340     $762     $62     $195     $340     $762
Proposed Contract            $[ ]     $[ ]     $[ ]     $[ ]    $[ ]     $[ ]     $[ ]     $[ ]

MODIFICATION OF OPERATING EXPENSE PROVISION

     Under each existing contract, Pioneer pays all expenses not specifically assumed by the fund under the existing contract where such expenses are incurred by Pioneer or the fund in connection with the management of the affairs of, and the investment and reinvestment of the assets of, the fund. Under the existing contracts each fund assumes the following expenses: (a) charges and expenses for fund accounting, pricing and appraisal services and related overhead, including, to the extent such services are performed by personnel of Pioneer or its affiliates, office space and facilities and personnel compensation, training and benefits; (b) the charges and expenses of auditors; (c) the charges and expenses of any custodian, transfer agent, plan agent, dividend disbursing agent and registrar appointed by the fund; (d) issue and transfer taxes chargeable to the fund in connection with securities transactions to which the fund is a party;
(e) insurance premiums, interest charges, dues and fees for membership in trade associations and all taxes and corporate fees payable by the fund to federal, state or other governmental agencies; (f) fees and expenses involved in registering and maintaining registrations of the fund and/or its shares with federal regulatory agencies, state or blue sky securities agencies and foreign jurisdictions, including the preparation of prospectuses and statements of additional information for filing with such regulatory authorities; (g) all expenses of shareholders' and trustees' meetings and of preparing, printing and distributing prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies; (h) charges and expenses of legal counsel to the fund and the trustees; (i) any distribution fees paid by the fund in accordance with Rule 12b-1 under the 1940 Act; (j) compensation of those trustees of the fund who are not affiliated with or interested persons of Pioneer, the fund (other than as trustees), [PIM-USA ]or PFD; (k) the cost of preparing and printing share certificates; and (l) interest on borrowed money, if any. In addition, the fund pays all brokers' and underwriting commissions chargeable to the fund in connection with its securities transactions.

     The proposed contract would maintain the same basic arrangement with respect to each fund's expenses. However, a new category of assumed expenses would be added. This category would include any other expense that the applicable fund, Pioneer or any other agent of the fund may incur (A) as a result of a change in the law or regulations, (B) as a result of a mandate from the board of trustees with associated costs of a character generally assumed by similarly structured investment companies or (C) that is similar to the expenses listed in the existing contract. Whether a fund assumes expenses that fall into this category in the future would be determined by the board of trustees (including a majority of the Independent Trustees) and not Pioneer. The intention of this additional category is to allow the board of trustees some flexibility to allocate to a fund expenses that may be incurred, and would otherwise be paid by Pioneer, that arise out of changed circumstances or board mandates or are of the same character as the expenses currently allocated to the fund. Since the board of trustees has no current plans to cause the funds to assume additional expenses pursuant to this new category, adoption of the proposed contract is not expected to have any immediate effect on a fund's expenses as a result of this provision. However, this provision may in the future result in the fund incurring additional expenses, which could adversely affect the fund's performance.

OTHER PROVISIONS UNDER THE EXISTING AND PROPOSED CONTRACTS

     STANDARD OF CARE. Under each contract, Pioneer "will not be liable for any error of judgment or mistake of law or for any loss sustained by reason of the adoption of any investment policy or the purchase, sale or retention of any security on the recommendation of [Pioneer] . . . ." Pioneer, however, shall not be protected against liability by reason of its ". . . willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties" under each contract.

     PIONEER'S AUTHORITY. Each contract provides that Pioneer shall have full discretion to act for the fund in connection with purchase and sale transactions subject only to the declaration of trust, bylaws, currently effective registration statements under the 1940 Act and the Securities Act of 1933, as amended, investment objective, policies and restrictions of the fund in effect from time to time, and specific policies and instructions established from time to time by the trustees.

     PORTFOLIO TRADING. Each contract expressly permits Pioneer to engage in such activity. For a more detailed description of the fund's current portfolio brokerage practices, see Exhibit C.

     EXPENSE LIMITATION. Each contract provides that Pioneer may from time to time agree not to impose all or a portion of its fee or otherwise take action to reduce expenses of the fund. Any such fee limitation or expense reduction is voluntary and may be discontinued or modified by Pioneer at any time.

     OTHER PROVISIONS. Each contract includes provisions that provide that: (i) the law of The Commonwealth of Massachusetts shall be the governing law of the contract; (ii) Pioneer is an independent contractor and not an employee of the fund; (iii) the contract is the entire agreement between the parties with respect to the matters described therein; (iv) the contract may be executed using counterpart signature pages; (v) invalid or unenforceable provisions of the contract are severable and do not render the entire agreement invalid or unenforceable; and (vi) subject to obtaining best execution, Pioneer may consider sales of other Pioneer mutual funds when selecting brokers and dealers to execute the fund's securities transactions.

MISCELLANEOUS

     If approved, the proposed contract will become effective on [April 30,] 2003 (or if approved after that date, on the first day of the first month following the approval date), subject to a 36-month "phase-out" period with respect to the modification of the performance adjustment (see above), and will continue in effect until December 31, 2004. Thereafter, the proposed contract will continue from year to year subject to annual approval by the board of trustees in the same manner as the existing contract. The proposed contract terminates if assigned (as defined in the 1940 Act) and may terminate without penalty by either party, by vote of its board or by a vote of a majority of the outstanding voting securities of the fund and upon 60 days' written notice.

ADDITIONAL INFORMATION PERTAINING TO PIONEER

     For additional information concerning the management, ownership structure, affiliations, brokerage policies and certain other matters pertaining to Pioneer, see Exhibit C.

FACTORS CONSIDERED BY THE TRUSTEES

     The trustees have been monitoring the continued appropriateness of each current Benchmark Index for several years and at several meetings during 2002 considered alternative successor indexes to each fund's Benchmark Index. The trustees also considered the merits of continuing a performance-based fee structure compared to a traditional asset based fee. On the basis of that review, the trustees determined that the terms of each proposed contract are fair and reasonable and that approval of the proposed contract on behalf of the fund is in the best interests of the fund and its shareholders. The trustees believe that the proposed contracts will enable the funds to enjoy high quality investment advisory services at a cost they deem appropriate, reasonable and in the best interests of the funds and their shareholders. Each proposed contract also provides Pioneer with an economic incentive to out perform the Benchmark Index and to devote sufficient resources to the management of the fund. In making such determinations, the Independent Trustees met independently from the Interested Trustees of the funds and any officers of Pioneer or its affiliates. The Independent Trustees also relied upon the assistance of counsel to the Independent Trustees and counsel to the funds. In considering the proposed contract, the trustees did not identify any single factor as all-important or controlling, and the following summary does not detail all the matters considered.

     In connection with their meeting on December 3, 2002 and at meetings of the Independent Trustees on November 5, 2002 and November 18, 2002, the trustees requested and received materials specifically relating to the proposed changes. These materials included (i) information about the effect of the changes on each fund's management fee and overall expense ratio, (ii) comparative information about the composition and use of the current Benchmark Index, the proposed
Benchmark Index and other alternative indexes; (iii) information regarding the relative historical correlation of the performance of each fund, the current Benchmark Index and the proposed Benchmark Index; (iv) information regarding alternative indexes and the fees that Pioneer would have been paid under certain of these indexes and (v) detailed rationales for, including potential benefits of, the changes. The Independent Trustees also consulted with an independent evaluator of mutual funds as to the appropriateness of each proposed Benchmark Index and other alternative indexes as a benchmark for the fund's performance in light of the fund's objective and its investment style, which included a study of the correlation of the fund's investment performance with the performance of several securities indexes and an analysis of certain characteristics of such indexes, including median market capitalization and sector weighting, with the characteristics of the fund.

     In considering and evaluating each proposed contract, the board of trustees considered the continued appropriateness of a performance-based fee. The board of trustees concluded that such a fee arrangement continues to be in the best interest of shareholders and rewards Pioneer if the fund achieves a performance record superior to the proposed Benchmark Index and penalizes Pioneer for underperformance. The board also reexamined the appropriateness of the basic fee and the amount of adjustment to that basic fee that may result from performance. The board concluded that the basic fee was appropriate and in line with the asset based fees incurred by similar funds. The amount of the performance adjustment was also considered to be reasonable and sufficient to serve its purpose to provide added incentive to Pioneer to achieve above average performance for the fund.

     The board of trustees concluded that it was desirable to have a Benchmark Index that (i) is readily available to shareholders in order that the shareholders  are in a better  position to evaluate the fund's  performance  and
(ii) is aligned with the manner in which the fund is managed and the basis upon which Pioneer provides incentive compensation to its portfolio managers. In light of these objectives, the board of trustees considered several alternative successor indexes and concluded that each proposed Benchmark Index was best suited to achieve these goals. The board of trustees believes that the modified performance adjustment will better align the interests of each fund's shareholders and Pioneer. Specifically, Pioneer recommended this change -- and the trustees determined to recommend the change to shareholders -- based on the following:

PIONEER MID CAP GROWTH FUND:
     o The fund is managed as a mid cap growth fund. The Russell Midcap Growth Index represents a portfolio with a similar focus, while the S&P 400 is a mid cap index comprised of stocks that are not chosen on the basis of a growth or value investment approach. Since the objective of a performance-based fee is to align the economic incentives of the management firm with the interests of shareholders, the trustees determined that basing the performance adjustment on the Russell Midcap Growth Index would better align Pioneer's economic incentives with the manner in which the fund is managed and consequently the economic interest of shareholders.
     o Pioneer intends to base the incentive compensation of its investment professionals engaged in the management of the fund in part upon the relative performance of the fund and the Russell Midcap Growth Index. This will similarly align the financial interests of the portfolio managers with those of the fund and Pioneer.
     o The board of trustee also considered alternative indexes, including peer group indexes, and concluded that the alternative indexes would not be as effective in achieving the goals of the performance fee. Peer group indexes were not considered desirable because the portfolio managers in managing the investments and risks of the fund need to know the composition of the portfolio against which they are being measured. Since the portfolio managers could not know the composition of the portfolios of the funds in the peer group, this inevitably would lead to using a peer group to measure performance but a securities index benchmark against which to manage the fund and measure risk. This would result in the portfolio managers having conflicting benchmarks against which their performance is measured for different purposes. While other securities indexes would be equally transparent to the portfolio managers, the trustees concluded that the Russell Midcap Growth Index is the securities index that most closely resembles the fund's investment style and risk characteristics.
     o The board of trustees reviewed data comparing the fee that would have been paid by the fund using the Russell Midcap Growth Index as the Benchmark Index since the adoption of a performance-based fee in 1996. While the results in individual years vary, overall the use of the Russell Midcap Growth Index would have resulted in a higher net management fee for Pioneer than the actual fee that Pioneer received. However, the board concluded that the benefits of the change in
          Benchmark Index outweighed this potential negative factor. The data provided to the Trustees also demonstrated that the Russell Midcap Growth Index would result in a lower fee than a peer group index.
     o The trustees also considered the statistical correlation of the fund with the Russell Midcap Growth Index, the S&P 400 and other alternative indexes and found that the return of the Russell Midcap Growth Index is highly correlated with the return of the fund and that other indexes did not appear superior on this basis.
     o The Russell Midcap Growth Index is widely recognized and widely used by mutual funds and other institutional investment managers as a benchmark of U.S. equity performance. It is published daily in most newspapers that carry stock market information.

PIONEER VALUE FUND AND PIONEER MID CAP VALUE FUND:
     o The Lipper Growth and Income Index and the Lipper Growth Index are no longer widely generally available. The Russell indexes are widely recognized and widely used by mutual fund and other institutional investment managers as benchmarks of U.S. equity performance. They are published daily in most newspapers that carry stock market information.
     o Each fund is managed as a value fund, meaning that Pioneer seeks securities for the fund's portfolio that are reasonably priced or selling at substantial discounts to their underlying values. The Russell 1000 Value Index and the Russell Midcap Value Index represent portfolios with similar focuses, i.e., portfolios of value-oriented stocks. Since the objective of a performance-based fee is to align the economic incentives of the management firm with the interests of shareholders, the trustees determined that basing the performance adjustments on the Russell 1000 Value Index and the Russell Midcap Value Index would better align Pioneer's economic incentives with the manner in which the funds are managed and consequently the economic interest of shareholders.
     o Pioneer intends to base the incentive compensation of its investment professionals engaged in the management of these funds in part upon the relative performance of Pioneer Value Fund and the Russell 1000 Value Index and upon the relative performance of Pioneer Mid Cap Value Fund and the Russell Midcap Value Index. This will similarly align the financial interests of the portfolio managers with those of the fund and Pioneer.
     o The board of trustee also considered alternative indexes, including peer group indexes such as the Lipper Large Cap Value Index and the Lipper Mid-Cap Value Index, respectively, and concluded that the alternative indexes would not be as effective in achieving the goal of the performance fee. Peer group indexes were not considered desirable because the portfolio managers in managing the investments and risks of the fund need to know the composition of the portfolio against which they are being measured. Since the portfolio managers could not know the composition of the portfolios of the funds in the peer group, this inevitably would lead to using a peer group to measure performance but a securities index benchmark against which to manage the fund and measure risk. This would result in the portfolio managers having conflicting benchmarks against which their performance is measured for different purposes. While other securities indexes would be equally transparent to the portfolio managers, the trustees concluded that the Russell 1000 Value Index and Russell Midcap Value Index are the securities index that most closely resemble the respective fund's investment style and risk characteristics.
     o The board of trustees reviewed data comparing the fee that would have been paid by each fund using the applicable Russell index as the Benchmark Index since the fund's adoption of a performance-based fee. While the results in individual years vary, overall the use of the Russell index would have resulted in a lower management fee for Pioneer than the actual fee that Pioneer received or the fee that would have resulting using alternative peer group indexes. This historical comparison is not necessarily indicative of the relative fees that would result from future performance.
     o The trustees also considered the statistical correlation of the Pioneer Value Fund with the Russell 1000 Value Index, the Lipper index and other alternative indexes and the correlation of Pioneer Mid Cap Value Fund with the Russell Midcap Value Index, the Lipper index and other alternative indexes and found that the return of the Russell indexes are highly correlated with the return of the applicable fund and that other indexes did not appear superior on this basis.

PIONEER FUND:
     o The Lipper Growth and Income Index is no longer widely generally available. The S&P 500 is widely recognized and widely used by mutual funds and other institutional investment managers as a benchmark of U.S. equity performance. It is published daily in most newspapers that carry stock market information. The trustees also considered Pioneer's belief that use of the S&P 500 as the Benchmark Index would help in imposing disciplines designed to ensure adherence to the fund's stated investment strategies and expected risk characteristics.
     o The fund is managed as a large cap/core fund, meaning that the fund primarily invests in large capitalization issuers with a balance between value and growth stocks. The S&P 500 represents a portfolio with a similar focus. The objective of a performance-based fee is to better align the economic incentives of the management firm with the interests of shareholders. Basing the performance adjustment on the S&P 500 would align Pioneer's economic incentives with the economic interest of shareholders.
     o Similarly, Pioneer intends to base the incentive compensation of its investment professionals in part upon the relative performance of the fund and the S&P 500. While Pioneer could use another index as the basis of its compensation, it believes that the use of a securities index offers the most objective means of measuring performance.
     o The board of trustee also considered alternative indexes, including other large cap indexes, such as the Russell 1000 and peer group index such as a Lipper Index , and concluded that the alternative indexes would not be as effective in achieving the goal of the performance fee.
     o The board of trustees reviewed data comparing the fee that would have been paid by the fund using the S&P 500 as the Benchmark Index since the adoption of a performance based fee in 1996. While the results in individual years vary, overall the use of the S&P 500 would have resulted in a lower management fee for Pioneer than the actual fee that Pioneer received or the fee that would have resulted using alternative peer group indexes.
     o The trustees also considered the statistical correlation of the fund with the Lipper Growth and Income Index, the S&P 500 and other alternative indexes and found that the S&P 500 return is highly correlated with the return of the fund and that other indexes did not appear superior on this basis.

PIONEER GROWTH SHARES:
     o The fund is managed as a large cap growth fund. The Russell 1000 Growth Index represents a portfolio with a similar focus, i.e. a portfolio of growth-oriented stocks, while the Russell 1000 is a large cap index comprised of stocks that are not chosen on the basis of a growth or value investment approach. Since the objective of a performance-based fee is to align the economic incentives of the management firm with the interests of shareholders, the trustees determined that basing the performance adjustment on the Russell 1000 Growth Index would better align Pioneer's economic incentives with the manner in which the fund is managed and consequently the economic interest of shareholders.
     o Pioneer intends to base the incentive compensation of its investment professionals engaged in the management of the fund in part upon the relative performance of the fund and the Russell 1000 Growth Index. Basing the performance adjustment on the Russell 1000 Growth Index would align Pioneer's economic incentives with the economic interest of shareholders.
     o The board of trustee also considered alternative indexes, including peer group indexes such as the Lipper Large-Cap Growth Index, and concluded that the alternative indexes would not be as effective in achieving the goals of the performance fee. Peer group indexes were not considered desirable because the portfolio managers in managing the investments and risks of the fund need to know the composition of the portfolio against which they are being measured. Since the portfolio managers could not know the composition of the portfolios of the funds in the peer group, this inevitably would lead to using a peer group to measure performance but a securities index benchmark against which to manage the fund and measure risk. This would result in the portfolio managers having conflicting benchmarks against which their performance is measured for different purposes. While other securities indexes would be equally transparent to the portfolio managers, the trustees concluded that the Russell 1000 Growth Index is the securities index that most closely resembled the respective fund's investment style and risk characteristics.
     o The board of trustees reviewed data comparing the fee that would have been paid by the fund using the Russell 1000 Growth Index as the Benchmark Index since the adoption of a performance-based fee in 1999. While the results in individual years vary, overall the use of the Russell 1000 Growth Index would have resulted in a higher net management fee for Pioneer than the actual fee that Pioneer received. However, the board of trustees concluded that the potential benefits of the proposed Benchmark Fee outweighed this potentially negative factor. This historical comparison is not necessarily indicative of the relative fees that would result from future performance.
     o The trustees also considered the statistical correlation of the Pioneer Growth Shares with the Russell 1000 Growth Index, the Lipper Large-Cap Growth Index and other alternative indexes and found that the return of the Russell 1000 Growth Index is highly correlated with the return of the fund and that other indexes did not appear superior on this basis.
     o The Russell 1000 Growth Index is widely recognized and widely used by mutual fund and other institutional investment managers as a benchmark of U.S. equity performance. It is published daily in most newspapers that carry stock market information.

     In approving the change regarding each fund's assumption of certain categories of its operational expenses, the trustees considered the nature of the expenses as appropriate fund expenses and the relevant practices of other funds in the industry. The trustees also considered the intent of the provision contained in the existing contract.

     In evaluating each proposed contract, the Independent Trustees reviewed materials furnished by Pioneer, including information regarding Pioneer, UniCredito Italiano, their respective affiliates and their personnel, operations and financial condition. The Independent Trustees discussed with representatives of Pioneer the funds' operations and Pioneer's ability to provide advisory and other services to the funds. The Independent Trustees also reviewed, among other things:

     o the investment performance of each fund and other Pioneer Funds with similar investment strategies for the one-, three- and five-year periods ended December 31, 2002, and the return of the Benchmark Index for the same period;
     o the fee charged by Pioneer for investment advisory and administrative services, as well as other compensation received by PFD and PIMSS;
     o    each fund's projected total operating expenses;
     o the investment performance, fees and total expenses of investment companies with similar objectives and strategies managed by other investment advisers;
     o the experience of the investment advisory and other personnel providing services to the funds and the historical quality of the services provided by Pioneer; and
     o    the profitability to Pioneer of managing the funds.

     The Independent Trustees considered the following as relevant to their recommendations that the shareholders approve the proposed contracts: (i) the favorable history, reputation, qualification and background of Pioneer and UniCredito Italiano, as well as the qualifications of their personnel and their respective financial conditions; (ii) that the fee and expense ratio of each fund are reasonable given the quality of services expected to be provided and are comparable to the fee and expense ratios of similar investment companies; and (iii) the relative performance of each fund since commencement of operations to comparable investment companies and unmanaged indexes; and (iv) other factors that the Independent Trustees deemed relevant. The Independent Trustees deemed each of these factors to be relevant to their consideration of the proposed contracts.

     Based upon all of the above considerations, the trustees determined that both the modification of the performance adjustment and the assumption of certain fund expenses would be equitable and fair to the shareholders of each fund and that their adoption will make it more likely that the objectives of continued levels of good service and investment performance currently and in the future will be achieved.

TRUSTEES' RECOMMENDATION

     Based on its evaluation of the materials presented and assisted by the advice of independent counsel, the trustees who were present at the meeting on December 3, 2002, including all of the trustees who are not "interested persons" of the funds or Pioneer, unanimously concluded that each proposed contract was fair and reasonable and in the best interests of the fund's shareholders and by a vote cast at the meeting, approved and voted to recommend to the shareholders of the fund that they approve the proposal to terminate the existing contract and to adopt the proposed contract.

REQUIRED VOTE

     Adoption of Proposal 2 requires the approval of a majority of the outstanding voting securities of the fund, which under the 1940 Act, means the affirmative vote of the lesser of (i) 67% or more of the shares of the fund represented at the meeting, if at least 50% of all outstanding shares of the fund are represented at the meeting, or (ii) 50% or more of the outstanding shares of the fund entitled to vote at the meeting (a "1940 Act Majority Vote").

     If Proposal 2 is not approved by shareholders, the existing contract will continue in effect.

RECOMMENDATION

     FOR THE REASONS SET FORTH ABOVE, THE TRUSTEES OF YOUR FUND UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE IN FAVOR OF THE PROPOSED CONTRACT.


                                   PROPOSAL 3
   APPROVAL OF A POLICY ALLOWING PIONEER AND THE BOARD OF TRUSTEES TO APPOINT OR TERMINATE SUBADVISERS AND TO APPROVE AMENDMENTS TO SUBADVISORY AGREEMENTS
                          WITHOUT SHAREHOLDER APPROVAL

SUMMARY

     At the board of trustees' meeting held February 6, 2001, the trustees, including the independent trustees, approved, and recommended that shareholders of the fund approve, a policy to permit Pioneer to appoint subadvisers, to enter into subadvisory agreements and to amend or terminate existing subadvisory agreements without further shareholder approval (the "subadviser approval policy"). Any such appointment or termination would be subject to prior approval of the board of trustees, including a majority of the Independent Trustees. PIONEER CURRENTLY DOES NOT INTEND TO APPOINT A SUBADVISER WITH RESPECT TO ANY OF THE FUNDS.

THE SECTION 15 EXEMPTIVE ORDER

     On May 6, 2002, the funds, the other funds in the Pioneer Family of Funds and Pioneer obtained an exemptive order from the SEC (the "exemptive order") relieving them from certain provisions of Section 15(a) of the 1940 Act and Rule 18f-2 thereunder in connection with the subadviser approval policy. The exemptive order applies to Pioneer Funds that meet the conditions of the order. The provisions of the 1940 Act require that shareholders of a mutual fund approve a subadvisory agreement with the subadviser and material amendments to an existing subadvisory agreement. If shareholders approve this proposal, Pioneer will be authorized, subject to approval by the board of trustees, to evaluate, select and retain one or more subadvisers for each fund, terminate or replace any subadviser so approved or modify any subadvisory agreement with respect to any fund without obtaining further approval of the fund's shareholders. The Trustees and Pioneer would be authorized to take such actions whenever they determine that such actions will benefit a fund and its shareholders.

SHAREHOLDER APPROVAL POLICY

     Pioneer has served as the investment adviser to each fund since its inception, except for Pioneer Growth Shares for which Pioneer has served as investment adviser since 1993. Pioneer represents that it has the experience and expertise to evaluate, select and supervise subadvisers who can add value to shareholders' investments in the funds.

     PROPOSED SUBADVISER APPROVAL POLICY. Approval of the subadviser approval policy will not affect any of the requirements under the federal securities laws that govern any of the funds, Pioneer, any proposed subadviser, or any proposed subadvisory agreement, other than the requirement to have a subadvisory agreement approved at a meeting of the fund's shareholders. The board of trustees of the fund, including the independent trustees, will continue to evaluate and approve all new subadvisory agreements between Pioneer and any subadviser as well as all changes to any subadvisory agreements. In addition, the fund and Pioneer will be subject to several conditions imposed by the SEC to ensure that the interests of the fund's shareholders are adequately protected whenever Pioneer acts under the subadviser approval policy. Furthermore, within 90 days of the adoption of or a change to the fund's subadvisory arrangements, the fund will provide you with an information statement that contains substantially the same relevant information about the subadviser, the subadvisory agreement and the subadvisory fee that the fund would be required to send to you in a proxy statement. This information statement will permit the fund's shareholders to determine if they are satisfied with the subadvisory arrangement. If not satisfied, the shareholders would be able to exchange their shares for another fund or redeem their shares. Exchanges and redemptions may be subject to transaction or distribution fees and generally are taxable transactions.

     SHAREHOLDER APPROVAL OF THIS PROPOSAL WILL NOT RESULT IN AN INCREASE OR DECREASE IN THE TOTAL AMOUNT OF INVESTMENT ADVISORY FEES PAID BY THE FUND TO PIONEER. If the fund implements this policy, Pioneer, pursuant to its management contract with the fund, will continue, directly or through subadvisers, to provide the same level of management and administrative services to the fund as it has always provided. The funds will not be responsible for the payment of any subadvisory fees.

     The exemptive relief applies to at least the following situations: (1) Pioneer determines to retain a subadviser for all or a portion of any fund's assets; (2) a subadviser is removed for substandard performance; (3) an individual acting as a fund's portfolio manager moves from employment with one subadviser to another firm, which Pioneer then appoints as a subadviser; (4) there is a change of control of a subadviser; (5) Pioneer decides to diversify a fund's management by adding a or additional subadvisers; (6) there is a change in investment style of a fund; and (7) Pioneer negotiates a reduction (or the subadviser negotiates an increase) in the subadvisory fee that Pioneer pays to a subadviser. If Pioneer negotiates a decrease in the compensation that it pays any subadviser and effectively retains more of the advisory fee for itself, no shareholder action would be required. The subadviser approval policy will not be used to approve any subadviser that is affiliated with Pioneer as that term is used in the 1940 Act or to materially amend any subadvisory agreement with an affiliated subadviser. Instead, a special shareholder meeting would be called to permit shareholders to approve any subadvisory arrangement with an affiliated subadviser.

REASONS FOR REQUESTING SECTION 15 EXEMPTIVE RELIEF

     The trustees believe that it is in the best interest of each fund and its shareholders to allow Pioneer the flexibility to provide its investment advisory services to the fund through one or more subadvisers which have particular expertise in the type of investments on which the fund focuses. In addition, the trustees believe that providing Pioneer with maximum flexibility to select, supervise and evaluate subadvisers -- without incurring the necessary delay or expense of obtaining further shareholder approval -- is in the best interest of each fund's shareholders because it will allow the fund to operate more efficiently. Currently, in order for Pioneer to appoint a subadviser or materially modify a subadvisory agreement, the fund must call and hold a shareholder meeting of the fund, create and distribute proxy materials, and solicit votes from the fund's shareholders. This process is time-intensive, costly and slow. Without the delay inherent in holding shareholder meetings, the fund would be able to act more quickly to appoint a subadviser when the trustees and Pioneer feel that the appointment would benefit the fund.

     Also, the trustees believe that it is appropriate to vest the selection, supervision and evaluation of the subadvisers in Pioneer (subject to review by the board of trustees) in light of Pioneer's expertise in investment management and its ability to select the most appropriate subadviser(s). The trustees believe that many investors choose to invest in the funds because of Pioneer's investment management experience and expertise. Pioneer believes that, if it becomes appropriate to appoint a subadviser to a fund, it can use this experience and expertise in evaluating and choosing subadvisers who can add the most value to your investment in that fund. Pioneer also has experience in retaining and supervising subadvisers, with Pioneer Real Estate Shares, Pioneer Real Estate Shares VCT Portfolio, Pioneer Balanced Fund, Pioneer Balanced VCT Portfolio, Pioneer Europe Fund and Pioneer Indo-Asia Fund (which has been combined with Pioneer Emerging Markets Fund) having subadvisers at one time, although Pioneer does not currently employ a subadviser with respect to any Pioneer Fund.

     Finally, the trustees will provide sufficient oversight of the subadviser approval policy to ensure that shareholders' interests are protected whenever Pioneer selects a subadviser or modifies a subadvisory agreement. The board, including a majority of the independent trustees, will continue to evaluate and approve all new subadvisory agreements as well as any modification to existing subadvisory agreements. In their review, the trustees will analyze all factors that they consider to be relevant to the determination, including the nature, quality and scope of services provided by the subadvisers. The trustees will compare the investment performance of the assets managed by the subadviser with other accounts with similar investment objectives managed by other advisers and will review the subadviser's compliance with federal securities laws and regulations. Each subadvisory agreement will be subject to all provisions of the 1940 Act, except for the specific provisions of the 1940 Act from which the exemptive order provides relief.

REQUIRED VOTE

     Approval of this proposal requires the affirmative 1940 Act Majority Vote (as defined in Proposal 2 above) of the fund's outstanding shares. If the fund does not approve this proposal, the subadviser approval policy will not be adopted and decisions regarding a proposed subadviser or a material change to a subadvisory agreement will continue to require shareholder approval.

RECOMMENDATION

     FOR THE REASONS SET FORTH ABOVE, THE TRUSTEES OF YOUR FUND UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE IN FAVOR OF THE PROPOSED POLICY ALLOWING PIONEER AND THE BOARD OF TRUSTEES TO APPOINT OR TERMINATE SUBADVISERS AND TO APPROVE AMENDMENTS TO SUBADVISORY AGREEMENTS WITHOUT SHAREHOLDER APPROVAL.


                           PROPOSALS 4(A) THROUGH 4(P)
      ELIMINATION OR AMENDMENT OF VARIOUS INVESTMENT RESTRICTIONS/POLICIES

GENERAL

     Pioneer and your board of trustees recommend that the changes discussed below be made to simplify and modernize your fund's fundamental investment restrictions and conform them to the restrictions adopted by other Pioneer Funds. We are asking you to vote on these changes because the restrictions described below are fundamental and may be changed only with shareholder approval. For Pioneer Value Fund you are also being asked to convert some fundamental investment policies into non-fundamental polices, permitting the board of trustees to amend them in the future without shareholder action.

     The 1940 Act requires mutual funds to adopt fundamental investment restrictions covering certain types of investment practices. The funds, however, are also subject to a number of other fundamental restrictions that are not required by the 1940 Act or any other current laws or are more restrictive than required by such laws. Each current investment restriction or policy, the corresponding proposed restriction or policy and the funds' rationale for the change are set forth below.

     Pioneer expects that you will benefit from these proposed changes to the funds' investment restrictions in several ways. The funds would have increased flexibility to respond to new developments and changing trends in the marketplace, making the funds' powers comparable to most other recently organized mutual funds. Pioneer believes that this added flexibility will make each fund more competitive among its peer group of funds. The proposed changes to the funds' investment restrictions are also designed to produce a clearer and more concise set of restrictions. These revised restrictions parallel the investment restrictions of other funds managed by Pioneer, which will facilitate Pioneer's compliance efforts.

PROPOSED AMENDMENT TO INVESTMENT RESTRICTIONS

     The table below sets forth each fund's current fundamental restrictions in the left-hand column and the proposed amended restrictions in the right-hand column. The amended restrictions, if approved, will be revised in the fund's amended statement of additional information. Pioneer does not anticipate that the approval of these changes will result in any material modification of the funds' operations at the present time. Statements in italics are not part of the proposed investment restriction.

   PROPOSAL                 FUND(S)                      CURRENT RESTRICTION                AMENDED RESTRICTION
   --------                 -------                      -------------------                -------------------
     4(A)      Pioneer Fund, Pioneer Mid Cap      The fund may not issue senior      The fund may not issue senior
    SENIOR     Growth Fund and Pioneer Value      securities, except as permitted    securities, except to the extent
  SECURITIES   Fund                               by the fund's borrowing, lending   permitted by applicable law, as
                                                  and commodity restrictions, and    amended and interpreted or
                                                  for purposes of this               modified from time to time by any
                                                  restriction, the issuance of       regulatory authority having
                                                  shares of beneficial interest in   jurisdiction. SENIOR SECURITIES
                                                  multiple classes or series, the    THAT THE FUND MAY ISSUE IN
                                                  purchase or sale of options,       ACCORDANCE WITH THE 1940 ACT
                                                  futures contracts and options on   INCLUDE BORROWING, FUTURES,
                                                  futures contracts, forward         WHEN-ISSUED AND DELAYED DELIVERY
                                                  commitments, forward foreign       SECURITIES AND FORWARD FOREIGN
                                                  exchange contracts, repurchase     CURRENCY EXCHANGE TRANSACTIONS.
                                                  agreements, fully covered
                                                  reverse repurchase agreements,
                                                  dollar rolls, swaps and any
                                                  other financial transaction
                                                  entered into pursuant to the
                                                  fund's investment policies as
                                                  described in the prospectus and
                                                  this statement of additional
                                                  information and in accordance
                                                  with applicable SEC
                                                  pronouncements, as well as the
                                                  pledge, mortgage or
                                                  hypothecation of the fund's
                                                  assets within the meaning of the
                                                  fund's fundamental investment
                                                  restriction regarding pledging,
                                                  are not deemed to be senior
                                                  securities.

               Pioneer Growth Shares              Issue senior securities,
                                                  except as permitted by the
                                                  fund's borrowing, lending and
                                                  commodity restrictions, and
                                                  for purposes of this
                                                  restriction, the issuance of
                                                  shares of beneficial interest
                                                  in multiple classes or series,
                                                  the purchase or sale of
                                                  options, futures contracts,
                                                  options on futures contracts,
                                                  forward commitments ("when
                                                  issued" and "delayed delivery"
                                                  securities), forward foreign
                                                  currency exchange contracts,
                                                  repurchase agreements, fully
                                                  covered reverse repurchase
                                                  agreements, dollar rolls, swaps
                                                  and any other financial
                                                  transaction entered into
                                                  pursuant to the fund's
                                                  investment policies as described
                                                  in the Prospectus and this
                                                  Statement of Additional
                                                  Information and in accordance
                                                  with applicable SEC
                                                  pronouncements, as well as the
                                                  pledge, mortgage or
                                                  hypothecation of the fund's
                                                  assets within the meaning of the
                                                  fund's fundamental investment
                                                  restriction regarding pledging,
                                                  are not deemed to be senior
                                                  securities.

               Pioneer Mid Cap Value Fund         Issue senior securities,
                                                  except as permitted by
                                                  restrictions nos. 1
                                                  [borrowing], 3 [commodities]
                                                  and 4 [making loans] above,
                                                  and, for purposes of this
                                                  restriction, the issuance of
                                                  shares of beneficial interest
                                                  in multiple classes or series,
                                                  the purchase or sale of
                                                  options, futures contracts and
                                                  options on futures contracts,
                                                  forward commitments, forward
                                                  foreign exchange contracts and
                                                  repurchase agreements entered
                                                  into in accordance with the
                                                  fund's investment policies,
                                                  and the pledge, mortgage or
                                                  hypothecation of the fund's
                                                  assets within the meaning of
                                                  fundamental restriction no. 7
                                                  [pledging] below are not
                                                  deemed to be senior
                                                  securities.

     The 1940 Act generally prohibits a mutual fund from issuing senior securities except in connection with borrowing permitted under the 1940 Act. The SEC's staff has taken the position that certain types of investment techniques fall within the 1940 Act's definition of senior security but are not prohibited if the fund takes certain measures to prevent the technique or investment from having a leveraging effect on the fund. For example, a fund may write a call option on a security only if the option is covered, that is the fund owns or has the right to acquire the security underlying the option. The proposed revisions to each fund's investment restriction on senior securities are intended to provide broad authority to the board of trustees to permit the fund to issue instruments or engage in investment techniques that may be deemed to be senior securities and to clarify that the fund may issue senior securities to the extent permitted by the 1940 Act and the rules and interpretive positions of the SEC. The current formulation, that uses an enumeration of permitted activities, entails the risk that future investment products or techniques may fall within the 1940 Act's definition of a senior security but would be exempt from treatment as senior securities pursuant to interpretive positions of the SEC. Under the current restriction, each fund may not be permitted to engage in any investment technique or product that may be deemed in the future to involve the issuance of a senior security without shareholder approval, while competitive funds may be able to engage in such activities without the delay and cost of shareholder action. In addition, the revised restriction is drafted in a clearer, more readily understandable manner. The adoption of the amended restrictions is not anticipated to have any immediate effect on the funds' investment policies or the instruments in which it invests.

    PROPOSAL                FUND(S)                      CURRENT RESTRICTION                AMENDED RESTRICTION
    --------                -------                      -------------------                -------------------
      4(B)      Pioneer Fund and Pioneer Mid      The fund may not borrow money,     The fund may not borrow money,
   BORROWING    Cap Growth Fund                   except from banks as a temporary   except to the extent permitted by
                                                  measure to facilitate the          applicable law, as amended and
                                                  meeting of redemption requests     interpreted or modified from time
                                                  or for extraordinary or            to time by any regulatory
                                                  emergency purposes and except      authority having jurisdiction.
                                                  pursuant to reverse repurchase     CURRENTLY, THE FUND MAY: (A)
                                                  agreements or dollar rolls, in     BORROW FROM BANKS OR THROUGH
                                                  all cases in amounts not           REVERSE REPURCHASE AGREEMENTS IN
                                                  exceeding 10% (33 1/3% for         AN AMOUNT UP TO 33 1/3% OF THE
                                                  Pioneer Mid Cap Growth Fund) of    FUND'S TOTAL ASSETS (INCLUDING
                                                  the fund's total assets            THE AMOUNT BORROWED); (B) BORROW
                                                  (including the amount borrowed)    UP TO AN ADDITIONAL 5% OF THE
                                                  taken at market value. The fund    FUND'S ASSETS FOR TEMPORARY
                                                  will not use leverage to attempt   PURPOSES; (C) OBTAIN SUCH
                                                  to increase income. The fund       SHORT-TERM CREDITS AS ARE
                                                  will not purchase securities       NECESSARY FOR THE CLEARANCE OF
                                                  while outstanding borrowings       PORTFOLIO TRANSACTIONS;
                                                  (including reverse repurchase      (D)PURCHASE SECURITIES ON MARGIN
                                                  agreements and dollar rolls)       TO THE EXTENT PERMITTED BY
                                                  exceed 10% of the fund's total     APPLICABLE LAW; AND (E) ENGAGE IN
                                                  assets.                            TRANSACTIONS IN MORTGAGE DOLLAR
                                                                                     ROLLS THAT ARE ACCOUNTED FOR AS
                Pioneer Growth Shares             The fund may not borrow money,     FINANCINGS.
                                                  except the fund may: (a) borrow
                                                  from banks or through reverse
                                                  repurchase agreements in an
                                                  amount up to 33 1/3% of the
                                                  fund's total assets (including
                                                  the amount borrowed); (b) to the
                                                  extent permitted by applicable
                                                  law, borrow up to an additional
                                                  5% of the fund's assets for
                                                  temporary purposes; (c) obtain
                                                  such short-term credits as are
                                                  necessary for the clearance of
                                                  portfolio transactions; and (d)
                                                  purchase securities on margin to
                                                  the extent permitted by
                                                  applicable law.

                Pioneer Mid Cap Value Fund        The fund may not borrow money,
                                                  except from banks as a
                                                  temporary measure to
                                                  facilitate the meeting of
                                                  redemption requests or for
                                                  extraordinary or emergency
                                                  purposes and except pursuant
                                                  to reverse repurchase
                                                  agreements or dollar rolls, in
                                                  all cases in amounts not
                                                  exceeding 33 1/3% of the
                                                  fund's total assets (including
                                                  the amount borrowed) taken at
                                                  market value.

                Pioneer Value Fund                The fund may not borrow money,
                                                  except from banks as a
                                                  temporary measure to
                                                  facilitate the meeting of
                                                  redemption requests or for
                                                  extraordinary or emergency
                                                  purposes and except pursuant
                                                  to reverse repurchase
                                                  agreements or dollar rolls, in
                                                  all cases in amounts not
                                                  exceeding 10% of the fund's
                                                  total assets (including the
                                                  amount borrowed) taken at
                                                  market value.

     This amendment would promote uniformity in the fundamental policy on borrowing among Pioneer funds. These changes afford each fund the maximum flexibility to borrow money permitted under the 1940 Act if the board and Pioneer determine that such borrowing is in the best interests of the fund and is consistent with both the fund's investment objective and with the requirements of the 1940 Act. The proposal does not reflect a change in any fund's anticipated borrowing activity. Currently, none of the funds borrow money except in connection with the settlement of securities transactions and each fund has access to a line of credit in the event of unusual redemption activity[ (which none of the funds has drawn upon)]. For certain funds, the percentage limitation on borrowing effectively would be revised upward from 10% to 33 1/3% of the fund's total assets. An additional 5% authority for temporary purposes is proposed to be added to conform to the percentage limitation included in the 1940 Act. The authority to obtain short-term credits would help to facilitate the clearance of portfolio transactions and, to the extent determined advisable for portfolio management reasons, reduce the cash position the fund needs to maintain. Margin purchases would also be permitted to the extent allowed by law. The 1940 Act allows the SEC the authority to adopt regulations restricting the use of margin by investment companies. While no such regulations have been adopted, the SEC has indicated that it considers margin transactions to involve the issuance of senior securities, which is restricted under the 1940 Act.

   PROPOSAL                 FUND(S)                      CURRENT RESTRICTION                AMENDED RESTRICTION
   --------                 -------                      -------------------                -------------------
     4(C)      Pioneer Fund and Pioneer Value     The fund may not invest in real    The fund may not invest in real
  REAL ESTATE  Fund                               estate, commodities or commodity   estate, except (a) that the fund
                                                  contracts, except that the fund    may invest in securities of
                                                  may invest in financial futures    issuers that invest in real
                                                  contracts and related options      estate or interests therein,
                                                  and in any other financial         securities that are secured by
                                                  instruments which may be deemed    real estate or interests therein,
                                                  to be commodities or commodity     securities of real estate
                                                  contracts in which the fund is     investment trusts,
                                                  not prohibited from investing by   mortgage-backed securities and
                                                  the Commodity Exchange Act and     other securities that represent a
                                                  the rules and regulations          similar indirect interest in real
                                                  thereunder.                        estate; and (b) the fund may
                                                                                     acquire real estate or interests
               Pioneer Growth Shares              The fund may not act as an         therein through exercising rights
                                                  underwriter, except as it may be   or remedies with regard to an
                                                  deemed to be an underwriter in a   instrument or security.
                                                  sale of restricted securities
                                                  held in its portfolio, or invest
                                                  in real estate, commodities or
                                                  commodity contracts, except that
                                                  the fund may invest in financial
                                                  futures contracts and related
                                                  options and in any other
                                                  financial instruments which may
                                                  be deemed to be commodities or
                                                  commodity contracts in which the
                                                  fund is not prohibited from investing
                                                  by the Commodity Exchange Act
                                                  and the rules and regulations
                                                  thereunder.

               Pioneer Mid Cap Growth Fund        The fund may not invest in
                                                  real estate, commodities or
                                                  commodity contracts, except
                                                  that the fund may invest in
                                                  REITs and in financial futures
                                                  contracts and
                                                  related options and in any other
                                                  financial instruments which may
                                                  be deemed to be commodities or
                                                  commodity contracts in which the
                                                  fund is not prohibited from
                                                  investing by the Commodity
                                                  Exchange Act and the rules and
                                                  regulations thereunder.

               Pioneer Mid Cap Value Fund         The fund may not invest in
                                                  real estate or interests
                                                  therein, excluding readily
                                                  marketable securities of
                                                  companies that invest in real
                                                  estate or real estate
                                                  investment trusts.

     The 1940 Act requires that each fund adopt a fundamental policy regarding whether the fund may invest in real estate. The purpose of this requirement is to allow investors in the fund to clearly understand the permitted scope of the fund's investments since an investment in real estate involves significantly different investment experience and risks than an investment in securities. However, an investment in real estate related securities primarily requires portfolio management expertise rather than a specific expertise in real estate management. Pioneer employs portfolio managers and analysts who specialize in such real estate related securities. The purpose of the amendment is to more clearly express the intention that each fund will not directly invest in real estate but may invest in issuers in real estate related businesses, such as real estate investment trusts (REITs), or in fixed income securities secured by real estate. The proposed amendment will, therefore, clarify that the fund's investments may include real estate related opportunities that are within the scope of its investment objective and policies. The revision would also clarify that a fund could exercise its rights under a permitted instrument, such as foreclosure under a bond secured by real estate, even if the exercise of those rights results in the fund obtaining a direct interest in real estate.

   PROPOSAL                 FUND(S)                      CURRENT RESTRICTION                AMENDED RESTRICTION
   --------                 -------                      -------------------                -------------------
     4(D)      Pioneer Fund, Pioneer Growth       The fund may not make loans,       The fund may not make loans,
     LOANS     Shares, Pioneer Mid Cap Growth     except by purchase of debt         except that the fund may (i) lend
               Fund and Pioneer Value Fund        obligations in which the fund      portfolio securities in
                                                  may invest consistent with its     accordance with the fund's
                                                  investment policies, by entering   investment policies, (ii) enter
                                                  into repurchase agreements or      into repurchase agreements, (iii)
                                                  through the lending of portfolio   purchase all or a portion of an
                                                  securities, in each case only to   issue of publicly distributed
                                                  the extent permitted by the        debt securities, bank loan
                                                  prospectus and this statement of   participation interests, bank
                                                  additional information.            certificates of deposit, bankers'
                                                                                     acceptances, debentures or other
               Pioneer Mid Cap Value Fund         The fund may not make loans,       securities, whether or not the
                                                  provided that (i) the purchase     purchase is made upon the
                                                  of debt securities pursuant to     original issuance of the
                                                  the fund's investment objective    securities and (iv) in any other
                                                  shall not be deemed loans for      manner consistent with applicable
                                                  the purposes of this               law, as amended and interpreted
                                                  restriction; (ii) loans of         or modified from time to time by
                                                  portfolio securities as            any regulatory authority having
                                                  described, from time to time,      jurisdiction. FOR PURPOSES OF
                                                  under "Lending of Portfolio        THIS RESTRICTION, THE
                                                  Securities" shall be made only     PARTICIPATION OF THE FUND IN A
                                                  in accordance with the terms and   CREDIT FACILITY WHEREBY THE FUND
                                                  conditions therein set forth;      MAY DIRECTLY LEND TO AND BORROW
                                                  and (iii) in seeking a return on   MONEY FROM OTHER AFFILIATED FUNDS
                                                  temporarily available cash the     TO THE EXTENT PERMITTED UNDER THE
                                                  fund may engage in repurchase      1940 ACT OR AN EXEMPTION
                                                  transactions as described in the   THEREFROM WILL NOT BE CONSIDERED
                                                  prospectus.                        THE MAKING OF A LOAN.

     The 1940 Act requires that each fund adopt a fundamental policy with respect to making loans. This amendment would promote uniformity among Pioneer funds and clarify that the funds can engage in such forms of investment in fixed income securities as purchasing participation interest in commercial loans. These changes afford each fund the maximum flexibility to make loans to the extent permitted under the 1940 Act. The proposal does not reflect a change in the funds' activities. The change also would allow each fund to take part in an inter-fund lending program, if such a program were approved by the board.

     PROPOSAL                FUND(S)                     CURRENT RESTRICTION                AMENDED RESTRICTION
     --------                -------                     -------------------                -------------------
       4(E)       Pioneer Fund and Pioneer        The fund may not invest in real    The fund may not invest in
   COMMODITIES    Value Fund                      estate, commodities or commodity   commodities or commodity
                                                  contracts, except that the fund    contracts, except that the fund
                                                  may invest in financial futures    may invest in currency
                                                  contracts and related options      instruments and currency
                                                  and in any other financial         contracts and financial
                                                  instruments which may be deemed    instruments and financial
                                                  to be commodities or commodity     contracts that might be deemed to
                                                  contracts in which the fund is     be commodities and commodity
                                                  not prohibited from investing by   contracts in accordance with
                                                  the Commodity Exchange Act and     applicable law. A FUTURES
                                                  the rules and regulations          CONTRACT, FOR EXAMPLE, MAY BE
                                                  thereunder.                        DEEMED TO BE A COMMODITY CONTRACT.

                  Pioneer Growth Shares           The fund may not act as an
                                                  underwriter, except as it may
                                                  be deemed to be an underwriter
                                                  in a sale of restricted
                                                  securities held in its
                                                  portfolio, or invest in real
                                                  estate, commodities or
                                                  commodity contracts, except
                                                  that the fund may invest in
                                                  financial futures contracts
                                                  and related options and in any
                                                  other financial instruments
                                                  which may be deemed to be
                                                  commodities or commodity
                                                  contracts in which the fund is
                                                  not prohibited from investing
                                                  by the Commodity Exchange Act
                                                  and the rules and regulations
                                                  thereunder.

                  Pioneer Mid Cap Growth Fund     The fund may not invest in
                                                  real estate, commodities or
                                                  commodity contracts, except
                                                  that the fund may invest in
                                                  REITs and in financial futures
                                                  contracts and
                                                  related options and in any other
                                                  financial instruments which may
                                                  be deemed to be commodities or
                                                  commodity contracts in which the
                                                  fund is not prohibited from
                                                  investing by the Commodity
                                                  Exchange Act and the rules and
                                                  regulations thereunder.

                  Pioneer Mid Cap Value Fund      The fund may not invest in
                                                  commodities or commodity
                                                  contracts, except interest
                                                  rate futures contracts,
                                                  options on securities,
                                                  securities indices, currency
                                                  and other financial
                                                  instruments, futures contracts
                                                  on securities, securities
                                                  indices, currency and other
                                                  financial instruments and
                                                  options on such futures
                                                  contracts, forward foreign
                                                  currency exchange contracts,
                                                  forward commitments,
                                                  securities index put or call
                                                  warrants, interest rate swaps,
                                                  caps and floors and repurchase
                                                  agreements entered into in
                                                  accordance with the fund's
                                                  investment policies.

     The 1940 Act requires that each fund adopt a fundamental policy with respect to commodities. The original purpose of the restriction was to clarify that a fund would not be investing in traditional commodity contracts, particularly agricultural commodities such as wheat futures. This amendment would conform the investment restriction on commodities with the restriction used by other Pioneer Funds and would avoid including a list of specifically exempted financial instruments, which list could quickly become outdated. These changes afford each fund the maximum flexibility to invest in commodities to the extent permitted under the 1940 Act, allowing the funds to take advantage of new investment products that may technically be commodities. By stating the exception to the general prohibition on commodities as being applicable to financial instruments rather than a specific list of financial instruments, the goal is to prevent technical concerns from limiting the fund's investment opportunities.

   PROPOSAL                 FUND(S)                      CURRENT RESTRICTION                AMENDED RESTRICTION
   --------                 -------                      -------------------                -------------------
     4(F)      Pioneer Fund, Pioneer Mid Cap      The fund may not purchase          The fund may not make any
DIVERSIFICATIONGrowth Fund and Pioneer Value      securities of a company if the     investment inconsistent with its
               Fund                               purchase would result in (i) the   classification as a diversified
                                                  fund's having more than 5% of      open-end investment company (or
                                                  the value of its total assets      series thereof) under the 1940 Act.
                                                  invested in securities of such     CURRENTLY, DIVERSIFICATION
                                                  company or (ii) the fund's         MEANS THAT, WITH RESPECT TO 75%
                                                  owning more than 10% of the        OF ITS TOTAL ASSETS, THE FUND MAY
                                                  outstanding voting securities      NOT PURCHASE SECURITIES OF AN
                                                  of such company.                   ISSUER (OTHER THAN THE U.S.
                                                                                     GOVERNMENT, ITS AGENCIES OR
               Pioneer Growth Shares              The fund may not purchase any      INSTRUMENTALITIES), IF
                                                  security (other than obligations   (A)      SUCH PURCHASE WOULD
                                                  of the U.S. government, its        CAUSE MORE THAN 5% OF THE FUND'S
                                                  agencies or instrumentalities),    TOTAL ASSETS, TAKEN AT MARKET
                                                  if as a result: (a) more than      VALUE, TO BE INVESTED IN THE
                                                  25% of the value of the fund's     SECURITIES OF SUCH ISSUER, OR
                                                  total assets would then be         (B)      SUCH PURCHASE WOULD AT
                                                  invested in securities of any      THE TIME RESULT IN MORE THAN 10%
                                                  single issuer, or (b) as to 75%    OF THE OUTSTANDING VOTING
                                                  of the value of the fund's total   SECURITIES OF SUCH ISSUER BEING
                                                  assets: (i) more than 5% of the    HELD BY THE FUND.
                                                  value of the fund's total assets
                                                  would then be invested in
                                                  securities of any single issuer,
                                                  or (ii) the fund would own more
                                                  than 10% of the voting securities
                                                  of any single issuer.

               Pioneer Mid Cap Value Fund         At least 75% of the value of
                                                  the fund's total assets must
                                                  be represented by cash and
                                                  cash items, government
                                                  securities, securities of
                                                  other investment companies,
                                                  and other securities, which,
                                                  for the purpose of this
                                                  calculation, is limited in
                                                  respect of any one issuer to
                                                  an amount not greater in value
                                                  than 5% of the value of the
                                                  total assets of the fund and
                                                  to not more than 10% of the
                                                  outstanding voting securities
                                                  of such issuer.

     All of the funds are diversified. The 1940 Act requires that "diversified" funds adopt a fundamental policy regarding this status. This change is designed to promote uniformity among Pioneer funds and afford each fund the maximum flexibility to comply with the requirements of the 1940 Act and interpretations thereof as they may change from time to time.

    PROPOSAL                 FUND(S)                     CURRENT RESTRICTION                AMENDED RESTRICTION
    --------                 -------                     -------------------                -------------------
      4(G)       Pioneer Fund, Pioneer Mid Cap    The fund may not act as an         The fund may not act as an
  ACTING AS AN   Growth Fund and Pioneer Value    underwriter, except as it may be   underwriter, except insofar as
   UNDERWRITER   Fund                             deemed to be an underwriter in     the fund technically may be
                                                  the sale of restricted securities  deemed to be an underwriter in
                                                  held in its portfolio.             connection with the purchase or
                                                                                     sale of its portfolio securities.
                 Pioneer Growth Shares            The fund may not act as an
                                                  underwriter, except as it may be
                                                  deemed to be an underwriter in a
                                                  sale of restricted securities
                                                  held in its portfolio, or invest
                                                  in real estate, commodities or
                                                  commodity contracts, except that
                                                  the fund may invest in financial
                                                  futures contracts and related
                                                  options and in any other
                                                  financial instruments which may
                                                  be deemed to be commodities or
                                                  commodity contracts in which the
                                                  fund is not prohibited from
                                                  investing by the Commodity Exchange
                                                  Act and the rules and regulations
                                                  thereunder.

                 Pioneer Mid Cap Value Fund       The fund may not act as an
                                                  underwriter, except as it may
                                                  be deemed to be an underwriter
                                                  in a sale of restricted
                                                  securities.

     The 1940 Act requires that a fund adopt a fundamental policy regarding underwriting securities issued by other persons The change is designed to promote uniformity among Pioneer funds while complying with the requirements of the 1940 Act. None of the funds intend to act as an underwriter in the traditional sense of such term.

   PROPOSAL                 FUND(S)                      CURRENT RESTRICTION                AMENDED RESTRICTION
   --------                 -------                      -------------------                -------------------
     4(H)      Pioneer Fund, Pioneer Mid Cap      The fund may not concentrate its   The fund may not concentrate its
 CONCENTRATION Growth Fund, Pioneer Mid Cap       investments in securities of       investments in securities of
    POLICY     Value Fund and Pioneer Value Fund  companies in any particular        companies in any particular
                                                  industry. This policy does not     industry. IN THE OPINION OF THE
                                                  apply to investments in U.S.       SEC, INVESTMENTS ARE CONCENTRATED
                                                  government securities.             IN A PARTICULAR INDUSTRY IF SUCH
                                                                                     INVESTMENTS AGGREGATE 25% OR MORE
               Pioneer Growth Shares              The fund may not concentrate the   OF THE FUND'S TOTAL ASSETS. THE
                                                  investment of its assets in any    FUND'S POLICY DOES NOT APPLY TO
                                                  one industry or group of           INVESTMENTS IN U.S. GOVERNMENT
                                                  industries and therefore will      SECURITIES.
                                                  not invest 25% or more of its
                                                  total assets in any one industry.

     None of the funds concentrate their investments in a single industry. The 1940 Act requires that a fund adopt a fundamental policy regarding concentration. This change is designed to promote uniformity among Pioneer funds and afford each fund the maximum flexibility to comply with the requirements of the 1940 Act and interpretations thereof as they may change from time to time.

    PROPOSAL                 FUND(S)                     CURRENT RESTRICTION                AMENDED RESTRICTION
    --------                 -------                     -------------------                -------------------
      4(I)       Pioneer Fund, Pioneer Mid Cap    The fund may not guarantee the     Eliminate restriction.
   GUARANTEES    Growth Fund, Pioneer Mid Cap     securities of any other company,
                 Value Fund and Pioneer Value     or mortgage, pledge,
                 Fund                             hypothecate[, or] assign or
                                                  otherwise encumber as security
                                                  for indebtedness its
                                                  securities or receivables in
                                                  an amount exceeding the amount
                                                  of the borrowing secured
                                                  thereby.

     This policy was originally required by blue sky regulations, but it is not required under the 1940 Act. It is not intended that the elimination of this restriction will result in any fund guaranteeing the obligations of any third party or the pledging of fund assets.

   PROPOSAL                 FUND(S)                      CURRENT RESTRICTION                AMENDED RESTRICTION
   --------                 -------                      -------------------                -------------------
     4(J)      Pioneer Fund, Pioneer Mid Cap      The fund may not purchase          Eliminate restriction.
    MARGIN     Growth Fund and Pioneer Value      securities on margin or effect
               Fund                               short sales of securities.

     A fund is not required to have a fundamental restriction on its ability to engage in margin transactions. Under the funds' proposed fundamental policies on borrowing and senior securities, margin purchases would be permitted to the extent allowed by law. This includes a fund's ability to use "short-term credits" for clearing transactions and margin deposits in connection with options, futures and forwards.

   PROPOSAL                 FUND(S)                      CURRENT RESTRICTION                AMENDED RESTRICTION
   --------                 -------                      -------------------                -------------------
     4(K)      Pioneer Fund, Pioneer Mid Cap      The fund may not purchase          Eliminate restriction. The
  SHORT SALES  Growth Fund and Pioneer Value      securities on margin or effect     following would be adopted as a
               Fund                               short sales of securities.         non-fundamental investment
                                                                                     restriction:

                                                                                     The fund may not engage in short
                                                                                     sales, except short sales
                                                                                     against-the-box.

     The 1940 Act does not require that an investment company's policy with respect to short sales be fundamental. Each fund would adopt a non-fundamental restriction (that could be amended or eliminated in the future without shareholder approval) to limit short sales to short sales "against-the-box". In a short sales "against-the-box", the fund owns or has the right to acquire the security sold short.

   PROPOSAL                 FUND(S)                      CURRENT RESTRICTION                AMENDED RESTRICTION
   --------                 -------                      -------------------                -------------------
     4(L)      Pioneer Fund and Pioneer Value     The fund may not purchase          Eliminate restriction.
  INVESTMENTS  Fund                               securities for the purpose of
      TO                                          controlling management of other
   EXERCISE                                       companies.
   CONTROL

     The SEC requires disclosure of a fund's policy if it "intends to invest in companies for the purpose of exercising control," but there is no requirement that a fund specify that it will not invest in companies for the purpose of exercising control. Since the funds do not invest for the purpose of exercising control over portfolio companies, the proposal would, therefore, eliminate a policy that is not required. The funds, however, have no current intention of investing in any portfolio company for the purpose of taking control of the management of that company.

    PROPOSAL                FUND(S)                      CURRENT RESTRICTION                AMENDED RESTRICTION
    --------                -------                      -------------------                -------------------
      4(M)      Pioneer Fund and Pioneer Value    The fund may not acquire the       Eliminate restriction.
  INVESTMENTS   Fund                              securities of any other domestic
    IN OTHER                                      or foreign investment company or
   INVESTMENT                                     investment fund (except in
   COMPANIES                                      connection with a plan of merger
                                                  or consolidation with or
                                                  acquisition of substantially
                                                  all the assets of such other
                                                  investment company); provided,
                                                  however, that nothing herein
                                                  contained shall prevent the
                                                  fund from investing in the
                                                  securities issued by a real
                                                  estate investment trust,
                                                  provided that such trust shall
                                                  not be permitted to invest in
                                                  real estate or interests in
                                                  real estate other than
                                                  mortgages or other security
                                                  interests.

     The board proposes eliminating the current fundamental restriction because it is not required by the 1940 Act and potentially limits the flexibility of the funds to make desirable investments. The funds' ability to invest in other investment companies, including other investment companies managed by Pioneer, would continue to be restricted (but not prohibited) by the 1940 Act.

     PROPOSAL                FUND(S)                       CURRENT POLICY                      AMENDED POLICY
     --------                -------                       --------------                      --------------
       4(N)       Pioneer Value Fund              The fund seeks to invest in a      The fund's board would designate
  ELIMINATE THE                                   broad list of carefully            these policies non-fundamental
   DESIGNATION                                    selected, reasonably priced        policies and would be able to
      OF AN                                       securities rather than in          revise them without shareholder
    INVESTMENT                                    securities whose prices reflect    approval. This paragraph in the
    POLICY AS                                     a premium resulting from their     fund's prospectus would read as
   FUNDAMENTAL                                    current market popularity. The     follows:
                                                  fund invests the major portion
                                                  of its assets in equity            The fund seeks to invest in a
                                                  securities, primarily of U.S.      broad list of carefully selected,
                                                  issuers. For purposes of the       reasonably priced securities
                                                  fund's investment policies,        rather than in securities whose
                                                  equity securities include common   prices reflect a premium
                                                  stocks and other equity            resulting from their current
                                                  instruments, such as convertible   market popularity. The fund
                                                  debt, depositary receipts,         invests the major portion of its
                                                  warrants, rights and preferred     assets in equity securities,
                                                  stocks. Although the fund          primarily of U.S. issuers. For
                                                  focuses on securities that have    purposes of the fund's investment
                                                  paid a dividend or interest        policies, equity securities
                                                  within the preceding 12 months,    include common stocks and other
                                                  it may purchase or hold            equity instruments, such as
                                                  securities that do not provide     convertible debt, depositary
                                                  income if the fund expects them    receipts, warrants, rights and
                                                  to increase in value. The          preferred stocks.
                                                  foregoing policies are
                                                  fundamental and may not be         THE REMAINDER OF THE FUNDAMENTAL
                                                  changed without shareholder        POLICES LISTED IN THE OTHER
                                                  approval.                          COLUMN WOULD NO LONGER BE
                                                                                     FUNDAMENTAL AND WOULD BE
                                                  It is the policy of the fund not   CONFORMED TO CORRESPONDING
                                                  to engage in trading for           POLICIES USED BY OTHER PIONEER
                                                  short-term profits and the fund    FUNDS. THE FUND'S BOARD WOULD
                                                  intends to limit its portfolio     DESIGNATE THESE POLICIES
                                                  turnover to the extent             NON-FUNDAMENTAL POLICIES AND
                                                  practicable. Nevertheless,         WOULD BE ABLE TO REVISE THEM
                                                  changes in the portfolio will be   WITHOUT SHAREHOLDER APPROVAL.
                                                  made promptly when determined to
                                                  be advisable by reason of
                                                  developments not foreseen at the
                                                  time of the investment decision
                                                  and usually without reference to
                                                  the length of time a security
                                                  has been held. Accordingly,
                                                  portfolio turnover rate will not
                                                  be considered a limiting factor
                                                  in the execution of investment
                                                  decisions.

                                                  The fund may purchase put and
                                                  call options on securities
                                                  indices to manage cash flow
                                                  and to attempt to remain fully
                                                  invested in the stock market,
                                                  instead of or in addition to
                                                  buying and selling stocks. The
                                                  fund may also purchase these
                                                  options in order to hedge
                                                  against risks of market-wide
                                                  price fluctuations.

                                                  Options on securities indices
                                                  are similar to options on
                                                  securities except that the
                                                  delivery requirements are
                                                  different. The fund may sell a
                                                  securities index option it has
                                                  purchased or write a similar
                                                  option prior to the expiration
                                                  of the purchased option in
                                                  order to close out its
                                                  position in a securities index
                                                  option which it has purchased.
                                                  The fund may also allow
                                                  options to expire unexercised,
                                                  which would result in the loss
                                                  of the premium paid. The fund
                                                  will not invest more than 20%
                                                  of its net assets in premiums
                                                  on index put and call options.

                                                  The fund may also invest a
                                                  portion of its portfolio in
                                                  temporary cash investments
                                                  including finance company
                                                  obligations, corporate
                                                  commercial paper and other
                                                  short-term commercial
                                                  obligations, in each case
                                                  rated or issued by companies
                                                  with similar securities
                                                  outstanding that are rated
                                                  Prime-1 or Aa or better by
                                                  Moody's Investors Service or
                                                  A-1 or AA or better by
                                                  Standard & Poor's Ratings
                                                  Group ("Standard & Poor's")
                                                  or, if unrated, of comparable
                                                  quality as determined by
                                                  Pioneer.

     While all of the Pioneer Funds treat their investment objectives as fundamental, only Pioneer Value Fund has investment policies that are designated as fundamental. Although there is currently no intention to change the manner in which the fund is managed, there is less flexibility for the board and Pioneer to adapt this fund to future changes in the market. With respect to dividends, Pioneer believes that the current policy unnecessarily highlights one aspect of the fund's investment approach.

   PROPOSAL                 FUND(S)                 CURRENT RESTRICTIONS/POLICIES              AMENDED POLICY
   --------                 -------                 -----------------------------              --------------
     4(O)      Pioneer Fund and Pioneer Value     Each fund's existing investment    If amended as proposed, the
    FOREIGN    Fund                               restrictions state that as long    restrictions described in this
  RESTRICTION                                     as the fund is registered in       the proposal will provide that:
    POLICY                                        Federal Republic of Germany,
                                                  Austria or Switzerland, the fund   In the case of a change in the
                                                  may not without the prior          laws of Germany, Austria or
                                                  approval of its shareholders:      Switzerland applicable to the
                                                                                     funds, the board has the right to
                                                  (i) Invest in the securities of    adjust these restrictions
                                                  any other domestic or foreign      relating to the funds'
                                                  investment company or investment   registrations in these countries
                                                  fund, except in connection with    accordingly without the prior
                                                  a plan of merger or                approval of fund shareholders.
                                                  consolidation with or
                                                  acquisition of substantially all
                                                  the assets of such other
                                                  investment company or investment
                                                  fund; (ii) Purchase or sell real
                                                  estate, or any interest therein,
                                                  and real estate mortgage loans,
                                                  except that the fund may invest
                                                  in securities of corporate or
                                                  governmental entities secured by
                                                  real estate or marketable
                                                  interests therein or securities
                                                  issued by companies (other than
                                                  real estate limited
                                                  partnerships, real estate
                                                  investment trusts and real
                                                  estate funds) that invest in
                                                  real estate or interests
                                                  therein; (iii) Borrow money in
                                                  amounts exceeding 10% of the
                                                  fund's total assets (including
                                                  the amount borrowed) taken at
                                                  market value; (iv) Pledge,
                                                  mortgage or hypothecate its
                                                  assets in amounts exceeding 10%
                                                  of the fund's total assets taken
                                                  at market value; (v) Purchase
                                                  securities on margin or make
                                                  short sales; (vi) Redeem its
                                                  securities in-kind; or
                                                  (vii) Invest in interests in
                                                  oil, gas or other mineral
                                                  exploration or development
                                                  leases or programs.

                                                  Further, as long as each fund
                                                  is registered in Switzerland,
                                                  the fund may not, under the
                                                  laws of that country, without
                                                  the prior approval of its
                                                  shareholders:

                                                  (a) Purchase gold or silver
                                                  bullion, coins or other
                                                  precious metals or purchase or
                                                  sell futures contracts or
                                                  options on any such precious
                                                  metals; (b) Invest more than
                                                  10% of its total assets in the
                                                  securities of any one issuer;
                                                  provided, however, that this
                                                  restriction does not apply to
                                                  cash items and U.S. government
                                                  securities; (c) Write (sell)
                                                  uncovered calls or puts or any
                                                  combination thereof or
                                                  purchase, in an amount
                                                  exceeding 5% of its assets,
                                                  calls, puts, straddles,
                                                  spreads or any combination
                                                  thereof; or (d) Invest more
                                                  than 5% of its total assets in
                                                  financial instruments that are
                                                  used for non-hedging purposes
                                                  and which have a leverage
                                                  effect.

     Each fund has agreed to certain investment restrictions as a condition of registration in the Federal Republic of Germany, Austria and Switzerland. Currently, the board of trustees may not modify these restrictions to take advantage of changing regulatory policies in foreign jurisdictions without incurring the expense and delay associated with obtaining shareholder approval. Proposal 4(o), if approved, would allow each fund the flexibility to amend the above investment restrictions to take advantage of changes in regulatory policies in these jurisdictions without the need to seek shareholder approval. The investment restrictions could then be changed with the approval of the trustees provided the trustees consider such changes to be in the best interests of the fund. Pioneer Mid Cap Growth Fund and Pioneer Growth Shares are not subject to any of these international investment restrictions. The shareholders of Pioneer Mid Cap Value Fund approved a similar policy change in April 1998. No change would be effected until the funds' prospectuses and statements of additional information had been amended or supplemented as necessary to reflect the change.

   PROPOSAL                 FUND(S)                      CURRENT RESTRICTION                AMENDED RESTRICTION
   --------                 -------                      -------------------                -------------------
     4(P)      Pioneer Fund, Pioneer Value Fund   The fund may not invest in the     The fund may not acquire the
    FOREIGN    and Pioneer Mid Cap Value Fund     securities of any other domestic   shares/units of any other pool of
 RESTRICTION                                      or foreign investment company or   assets, irrespective of its legal
      ON                                          investment fund, except in         form and type, which is invested
  INVESTMENTS                                     connection with a plan of merger   according to the principle of
   IN OTHER                                       or consolidation with or           risk-diversification, with the
  INVESTMENT                                      acquisition of substantially all   exception that up to 5% of the
   COMPANIES                                      the assets of such other           net asset value of the fund may
                                                  investment company or investment   be invested in other pools of
                                                  fund.                              assets, which are invested in
                                                                                     securities, provided that the
                                                                                     units/shares of that pool of
                                                                                     assets are offered to the public
                                                                                     without limitation of the number
                                                                                     of units/shares and, further
                                                                                     provided, that the unit-/shareholders
                                                                                     have the right to redeem their
                                                                                     units/shares. This restriction
                                                                                     does not apply to a plan of
                                                                                     merger or consolidation with or
                                                                                     acquisition of substantially all
                                                                                     the assets of such other pool
                                                                                     of assets.

     On July 3, 2002, the funds, Pioneer, PFD and other funds in the Pioneer Family of Funds were granted an SEC exemptive order that would permit the funds to invest uninvested cash and cash collateral in Pioneer Cash Reserves Fund, an affiliated investment company. Without the exemptive relief, the funds are prohibited by the 1940 Act from engaging in joint transactions with an affiliated fund. The current restriction was initially adopted to qualify the funds for registration in Germany, Switzerland and Austria. The amended restriction would afford each fund the flexibility to invest cash balances and collateral held in connection with the funds' securities lending program in Pioneer Cash Reserves Fund and maintain its qualification for registration in Germany, Switzerland and Austria. No change would be effected until the funds' prospectuses and statements of additional information had been amended or supplemented as necessary to reflect the new restriction.

TRUSTEES' RECOMMENDATION

     The trustees believe that the proposed amendments to each fund's fundamental restrictions will more clearly reflect current regulatory practice and will expand the investment opportunities available to the fund. Accordingly, the trustees recommend that you approve the proposed changes as described above.

REQUIRED VOTE

     Approval of each of Proposals 4(a) through 4(p) requires the affirmative 1940 Act Majority Vote (as defined in Proposal 2 above) of the fund's outstanding shares. If the required approval to change any restriction is not obtained, the current investment restriction will continue in effect.

RECOMMENDATION

     FOR THE REASONS SET FORTH ABOVE, TRUSTEES OF YOUR FUND UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE FOR EACH PROPOSAL TO AMEND THE FUND'S INVESTMENT RESTRICTIONS.


                       INFORMATION CONCERNING THE MEETING

OUTSTANDING SHARES AND QUORUM

     See Exhibit C to this proxy statement for the number of shares of beneficial interest of each fund that were outstanding as of the record date. Only shareholders of record as of the record date are entitled to notice of and to vote at the meeting. One-third of the outstanding shares of the fund that are entitled to vote will be considered a quorum for the transaction of business by the fund.[CONFIRM]

OWNERSHIP OF SHARES OF THE FUNDS

     Each person that, to the knowledge of the funds, owned of record or beneficially 5% or more of the outstanding shares of any class of the funds as of December 31, 2002 is as follows:

RECORD HOLDER                                   SHARE CLASS           NUMBER OF SHARES         % OF CLASS
PIONEER MID CAP GROWTH FUND
Merrill Lynch, Pierce, Fenner & Smith           Class B               159,746.19               6.53
Incorporated for the Sole Benefit
of its Customers                                Class C               58,882.78                9.41
4800 Deer Lake Drive East, 2nd Floor
Jacksonville, FL 32246-6484
PFPC FBO Primerica Shareholder Services         Class A               2,836,479.14             6.62
221 S. Gulf Road
King of Prussia, PA 19406
PIONEER VALUE FUND
Merrill Lynch, Pierce, Fenner & Smith           Class C               59,760.47                11.60%
Incorporated
for the Sole Benefit of its Customers
4800 Deer Lake Drive East, 2nd Floor
Jacksonville, FL 32246-6484
Pioneer Global Investments Ltd.                 Class A               51,863,905.72            23.43
George's Quay Plaza
George's Quay
Dublin 2 Ireland
PFPC FBO Primerica Shareholder Services         Class A               48,105,247.58            21.73
221 S. Gulf Road
King of Prussia, PA 19406
PIONEER MID CAP VALUE FUND
Pioneer Global Investments Ltd.                 Class A               12,430,605.98            23.94
George's Quay Plaza
George's Quay
Dublin 2 Ireland
Merrill Lynch, Pierce, Fenner & Smith           Class B               1,925,076.20             11.54
Incorporated                                    Class C               381,346.00               20.53
for the Sole Benefit of its Customers
4800 Deer Lake Drive East, 2nd Floor
Jacksonville, FL 32246-6484
John F. Cogan, Jr. c/o Hale and Dorr LLP        Class Y               38.077.08                10.18
60 State Street, 29th floor
Boston, MA 02109-1803
John F. Cogan, Jr. and Mary Cornille &          Class Y               38,519.57                10.30
Pamela Cogan Riddle & Gregory Cogan
Trustees of the Cogan Family Foundation
c/o Hale and Dorr LLP Trust Department
P.O. Box 1711
Boston, MA 02105-1711
Wells Fargo Bank MN, Trustee                    Class Y               122,375.36               32.71
Pioneer Savings & Investment Plan
P.O. Box 1533
Minneapolis, MN 55479-0001
Wells Fargo Bank MN, Trustee                    Class Y               76,884.71                20.55
Pioneer Retirement Plan
P.O. Box 1533
Minneapolis, MN 55479-0001
PIONEER FUND
PIONEER GROWTH SHARES

SHAREHOLDER PROPOSALS

     The funds are not required to hold annual meetings of shareholders and do not currently intend to hold meetings of shareholders in 2003. Shareholder proposals intended to be presented at the next meeting of shareholders of a fund, whenever held, must be received at the funds' offices, 60 State Street, Boston, Massachusetts 02109, at a reasonable time prior to the trustees' solicitation of proxies for the meeting. The submission by a shareholder of a proposal for inclusion in a proxy statement does not guarantee that it will be included. Shareholder proposals are subject to certain regulations under the federal securities laws.

SHARES HELD IN RETIREMENT PLANS

     The trustee or custodian of certain retirement plans is required to vote any unvoted fund shares held in such plans in proportion to the percentages voted by shareholders in person or by proxy.

PROXIES, QUORUM AND VOTING AT THE MEETING

     Any shareholder who has given his or her proxy to someone has the power to revoke that proxy at any time prior to its exercise by executing a superseding proxy or by submitting a notice of revocation to the secretary of the funds. In addition, although mere attendance at the shareholder meeting will not revoke a proxy, a shareholder present at the shareholder meeting may withdraw his or her proxy and vote in person. All properly executed and unrevoked proxies received in time for the shareholder meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given, the persons named as proxies will vote the shares represented thereby in favor of the proposals described above and will use their best judgment in connection with the transaction of such other business as may properly come before the shareholder meeting or any adjournment thereof.

     On each proposal, all classes of shares of a fund vote as a single class. One-third of the outstanding shares of a fund that are entitled to vote, present in person or represented by proxy, constitutes a quorum for the transaction of business with respect to any proposal for that fund; however, since each proposal, other than the election of trustees, must be approved by a 1940 Act Majority Vote, at least 50% of the outstanding shares must be present in person or by proxy at the meeting to approve any of the proposals. In the event that at the time any session of the shareholder meeting is called to order, a quorum is not present in person or by proxy, the persons named as proxies may vote those proxies which have been received to adjourn the shareholder meeting to a later date. In the event that a quorum is present but sufficient votes in favor of any of the proposals have not been received, the persons named as proxies may propose one or more adjournments of the shareholder meeting to permit further solicitation of proxies with respect to such proposal. Any such adjournment will require the affirmative vote of more than one-half of the shares of the fund present in person or by proxy at the session of the shareholder meeting to be adjourned. The persons named as proxies will vote those proxies which they are entitled to vote in favor of any such proposal in favor of such an adjournment and will vote those proxies required to be voted against any such proposal against any such adjournment. A shareholder vote may be taken on one or more of the proposals in the proxy statement prior to such adjournment if sufficient votes for its approval have been received and it is otherwise appropriate. Such vote will be considered final regardless of whether the meeting is adjourned to permit additional solicitation with respect to any other proposal.

     Shares of each fund represented in person or by proxy, including shares which abstain or do not vote with respect to a proposal, will be counted for purposes of determining whether there is a quorum at the shareholder meeting. Accordingly, an abstention from voting has the same effect as a vote against a proposal, except for the proposal to elect trustees. Similarly, if a broker or nominee holding shares in "street name" indicates on the proxy card that it does not have discretionary authority to vote on a proposal and has not received instructions from the beneficial owner, those shares will be considered present and entitled to vote on that proposal. Thus, a "broker non-vote" has no effect on the voting to elect trustees but has the same effect as a vote against the other proposals.

OTHER BUSINESS

     While the shareholder meeting has been called to transact any business that may properly come before it, the only matters that the trustees intend to present are those matters stated in the attached notice of special meeting of shareholders. However, if any additional matters properly come before the shareholder meeting, and on all matters incidental to the conduct of the meeting, the persons named in the enclosed proxy intend to vote the proxy in accordance with their judgment on such matters unless instructed to the contrary.

METHOD OF SOLICITATION AND EXPENSES

     The cost of preparing, assembling and mailing this proxy statement, the attached notice of special meeting of shareholders and the accompanying proxy card will be borne by Pioneer. In addition to soliciting proxies by mail, Pioneer may, at its expense, have one or more of the funds' officers, representatives or compensated third-party agents, including Pioneer, PIMSS and PFD or [ ], professional proxy solicitors, who will be paid fees and expenses of approximately $[ ] for their soliciting services, aid in the solicitation of proxies by personal interview or telephone and telegraph and may request brokerage houses and other custodians, nominees and fiduciaries to forward proxy soliciting material to the beneficial owners of the shares held of record by such persons.

     The funds may also arrange to have votes recorded by telephone, the Internet or other electronic means. The voting procedures used in connection with such voting methods are designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded. If these procedures were subject to a successful legal challenge, such votes would not be counted at the shareholder meeting. The funds are unaware of any such challenge at this time. In the case of telephone voting, shareholders would be called at the phone number PIMSS has in its records for their accounts and would be asked for their Social Security number or other identifying information. The shareholders would then be given an opportunity to authorize proxies to vote their shares at the meeting in accordance with their instructions. In the case of automated telephone and Internet voting, shareholders would be required to provide their identifying information and will receive a confirmation of their instructions.

     Persons holding shares as nominees will be reimbursed by Pioneer, upon request, for the reasonable expenses of mailing soliciting materials to the principals of the accounts.

February [17,] 2003

                                    EXHIBIT A

                             AUDIT COMMITTEE CHARTER



                                  PIONEER FUNDS

         FUNCTION. Oversight is the primary function of the Audit Committee, comprised exclusively of independent Trustees of the Pioneer Funds (the "Funds"). The management company is responsible for maintaining appropriate systems for accounting and internal controls and the independent auditor is responsible for planning and carrying out proper audits.

         PURPOSES. The purposes of the Audit Committee are to:

         1. act as a liaison between the Funds' independent auditors and the full Board of Trustees of the Funds;

         2. discuss with the Funds' independent auditors their judgments about the quality of the Fund's accounting principles and underlying estimates as applied in the Funds' financial reporting;

         3. review and assess the renewal materials of all related party contracts and agreements, including management advisory agreements, underwriting contracts, administration agreements, distribution contracts, and transfer agency contracts, among any other instruments and agreements that may be appropriate from time to time;

         4. review and assess from time to time, as it deems necessary and appropriate:

                  (a)      brokerage and soft dollar arrangements of the Funds,

                  (b)      the utilization of the Funds' line of credit, and

                  (c)      "as of" gain/loss activity of the funds;

         5. review and approve insurance coverage and allocations of premiums between the management and the Funds and among the Funds;

         6. review and approve expenses under the Administration Agreements between the management company and the Funds and allocations of such expenses among the Funds; and

         7. ensure that the independent auditors submit on a periodic basis to the audit committee a formal written statement delineating all relationships between the auditors and the company; to actively engage in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors; and to recommend that the Board of Directors take appropriate action in response to the independent auditors' report to satisfy itself of the independent auditors' independence.

         ACTIVITIES. To carry out its function and its purposes, the Committee shall, as appropriate and necessary:

                  (a) recommend the selection, retention or termination of auditors; and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to the manager or to vendors to the Funds, whose systems are material to the Funds' operations, regarding their systems and controls; and to receive the auditors' specific representations as to their independence;

                  (b) meet with the Funds' independent auditors, including private meetings, as necessary to (i) review the arrangements for and scope of the annual audit and any special audits; (ii) to discuss any matters of concern relating to the Funds' financial statements, including any adjustments to such statements recommended by the auditors, or any other results of the audits; (iii) consider the auditors' comments with respect to the Funds' financial policies, procedures and internal accounting controls and management's responses thereto; and (iv) review the form of opinion the auditors propose to render to the Board and shareholders;

                  (c) consider the effect upon the Funds of any changes in accounting principles or practices proposed by management or the auditors;

                  (d) review the fees charged by the auditors for audit and non-audit services;

                  (e) investigate improprieties or suspected improprieties in fund operations; and

                  (f) report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate.

         GOVERNANCE AND COMPENSATION. The Committee shall be comprised of three independent Trustees of the Funds who shall be nominated and elected annually by the Board of Trustees of the Funds. Members of the Committee shall elect from among them a Chairperson, who shall preside over meetings of the Committee. Replacements for vacancies, occurring from time to time, shall be nominated and elected by the remaining Trustees of the Funds.

         The Committee shall meet on a regular basis and is empowered to hold special meetings, as circumstances require. The Committee shall meet regularly with the Treasurer of the Funds. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the appropriate Funds.

         Compensation for the members of the Committee shall be determined by the Board of Trustees. It is expected that the Chairperson will receive additional compensation for her/his services as Chair.

         INITIAL APPROVAL AND ANNUAL REVIEW OF CHARTER. This Charter is subject to approval of the Board of Trustees of the Funds. The Committee shall review this Charter at least annually and recommend any changes to the Board for its consideration.

                                    EXHIBIT B

                      FORM OF PROPOSED MANAGEMENT CONTRACT



         THIS AGREEMENT dated as of this 31st day of March, 2003 between [name of fund], a Delaware business trust (the "Trust"), and Pioneer Investment Management, Inc., a Delaware corporation (the "Manager").

                               W I T N E S S E T H

         WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and has filed with the Securities and Exchange Commission (the "Commission") a registration statement for the purpose of registering its shares for public offering under the Securities Act of 1933, as amended (the "1933 Act").

         WHEREAS, the parties hereto deem it mutually advantageous that the Manager should be engaged, subject to the supervision of the Trust's Board of Trustees and officers, to manage the Trust.

         NOW, THEREFORE, in consideration of the mutual covenants and benefits set forth herein, the Trust and the Manager do hereby agree as follows:

        1. The Manager will regularly provide the Trust with investment research, advice and supervision and will furnish continuously an investment program for the Trust, consistent with the investment objectives and policies of the Trust. The Manager will determine from time to time what securities shall be purchased for the Trust, what securities shall be held or sold by the Trust and what portion of the Trust's assets shall be held uninvested as cash, subject always to the provisions of the Trust's Certificate of Trust, Agreement and Declaration of Trust, By-Laws and its registration statements under the 1940 Act and under the 1933 Act covering the Trust's shares, as filed with the Commission, and to the investment objectives, policies and restrictions of the Trust, as each of the same shall be from time to time in effect, and subject, further, to such policies and instructions as the Board of Trustees of the Trust may from time to time establish. To carry out such determinations, the Manager will exercise full discretion and act for the Trust in the same manner and with the same force and effect as the Trust itself might or could do with respect to purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions.

        2. The Manager will, to the extent reasonably required in the conduct of the business of the Trust and upon the Trust's request, furnish to the Trust research, statistical and advisory reports upon the industries, businesses, corporations or securities as to which such requests shall be made, whether or not the Trust shall at the time have any investment in such industries, businesses, corporations or securities. The Manager will use its best efforts in the preparation of such reports and will endeavor to consult the persons and sources believed by it to have information available with respect to such industries, businesses, corporations or securities.

        3. The Manager will maintain all books and records with respect to the Trust's securities transactions required by subparagraphs (b)(5), (6), (9) and (10) and paragraph (f) of Rule 31a-1 under the 1940 Act (other than those records being maintained by the custodian or transfer agent appointed by the Trust) and preserve such records for the periods prescribed therefor by Rule 31a-2 under the 1940 Act. The Manager will also provide to the Board of Trustees such periodic and special reports as the Board may reasonably request.

        4. Except as otherwise provided herein, the Manager, at its own expense, shall furnish to the Trust office space in the offices of the Manager, or in such other place as may be agreed upon from time to time, and all necessary office facilities, equipment and personnel for managing the Trust's affairs and investments, and shall arrange, if desired by the Trust, for members of the Manager's organization to serve as officers or agents of the Trust.

        5. The Manager shall pay directly or reimburse the Trust for: (i) the compensation (if any) of the Trustees who are "affiliated persons" (as defined in the 1940 Act) of the Manager and all officers of the Trust as such; and (ii) all expenses not hereinafter specifically assumed by the Trust where such expenses are incurred by the Manager or by the Trust in connection with the management of the affairs of, and the investment and reinvestment of the assets of, the Trust.

        6. The Trust shall assume and shall pay: (i) charges and expenses for fund accounting, pricing and appraisal services and related overhead, including, to the extent such services are performed by personnel of the Manager or its affiliates, office space and facilities, and personnel compensation, training and benefits;
                (ii) the charges and expenses of auditors; (iii) the charges and expenses of any custodian, transfer agent, plan agent, dividend disbursing agent, registrar or any other agent appointed by the Trust; (iv) issue and transfer taxes chargeable to the Trust in connection with securities transactions to which the Trust is a party; (v) insurance premiums, interest charges, dues and fees for membership in trade associations and all taxes and corporate fees payable by the Trust to federal, state or other governmental agencies; (vi) fees and expenses involved in registering and maintaining registrations of the Trust and/or its shares with federal regulatory agencies, state or blue sky securities agencies and foreign jurisdictions, including the preparation of prospectuses and statements of additional information for filing with such regulatory authorities; (vii) all expenses of shareholders' and Trustees' meetings and of preparing, printing and distributing prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies; (viii) charges and expenses of legal counsel to the Trust and the Trustees; (ix) any fees paid by the Trust in accordance with Rule 12b-1 promulgated by the Commission pursuant to the 1940 Act; (x) compensation of those Trustees of the Trust who are not affiliated with, or "interested persons" of, the Manager, the Trust (other than as Trustees), Pioneer Investment Management, Inc. or Pioneer Funds Distributor, Inc.; (xi) the cost of preparing and printing share certificates; (xii) interest on borrowed money, if any; and
                (xiii) any other expense that the Trust, the Manager or any other agent of the Trust may incur (A) as a result of a change in the law or regulations, (B) as a result of a mandate from the Board of Trustees with associated costs of a character generally assumed by similarly structured investment companies or (C) that is similar to the expenses listed above, and that is approved by the Board of Trustees (including a majority of the Independent Trustees) as being an appropriate expense of the Trust.

        7. In addition to the expenses described in Section 6 above, the Trust shall pay all brokers' and underwriting commissions chargeable to the Trust in connection with securities transactions to which the Trust is a party.

        8. (a) The Trust shall pay to the Manager, as compensation for the Manager's services and expenses assumed hereunder, a fee as set forth below. Management fees payable hereunder shall be computed daily and paid monthly in arrears.

        A) The fee payable hereunder shall be composed of the Basic Fee (defined below) and a Performance Adjustment (defined below) to the Basic
Fee based upon the investment performance of the Trust in relation to the investment record of a securities index determined by the Trustees of the Trust to be appropriate over the same period. The Trustees have designated the [name of new benchmark index] (the "Index") for this purpose; provided, however, that for all periods prior to April 1, 2003, the securities index shall be the [name of current benchmark index].

        B) From time to time, the Trustees may by a vote of the Trustees of the Trust voting in person, including a majority of its Trustees who are not parties to this Agreement or "interested persons" (as defined in the 1940
Act) of any such parties, determine 1) that another securities index is a more appropriate benchmark than the Index for purposes of evaluating the performance of the Trust; and/or 2) that a Class of shares of the Trust other than Class A is most appropriate for use in calculating the Performance Adjustment. After ten days' written notice to the Manager, a successor index (the "Successor Index") may be substituted for the Index in prospectively calculating the Performance Adjustment; and/or a different Class of shares may be substituted in calculating the Performance Adjustment. However, the calculation of that portion of the Performance Adjustment attributable to any portion of the performance period prior to the adoption of the Successor Index will still be based upon the Trust's performance compared to the Index. The use of a different Class of shares for purposes of calculating the Performance Adjustment shall apply to the entire performance period so long as such Class was outstanding at the beginning of such period. In the event that such Class of shares was not outstanding for all or a portion of the Performance Period, it may only be used in calculating that portion of the Performance Adjustment attributable to the period during which such Class was outstanding and any prior portion of the Performance Period shall be calculated using Class A shares.

        C) The Basic Fee is equal to [insert basic fee] per annum of the Fund's average daily net assets.

        D) The Performance Adjustment consists of an adjustment to the monthly Basic Fee to be made by applying a performance adjustment rate to the average net assets of the Trust over the Performance Period. The resulting dollar figure will be added to or subtracted from the Basic Fee depending on whether the Trust experienced better or worse performance than the Index.

         The Performance Adjustment rate is [0.01%][0.02% for Pioneer Mid Cap Growth Fund] per annum for each percentage point rounded to the nearer point (the higher point if exactly one-half point) that the Trust's investment performance for the period was better or worse than the record of the Index as then constituted. The maximum performance adjustment is 0.10% [0.20% for Pioneer Mid Cap Growth Fund] per annum. In addition, as the Trust's average daily net assets over the Performance Period may differ substantially from the Trust's average daily net assets during the current year, the performance adjustment may be further adjusted to the extent necessary to insure that the total adjustment to the Basic Fee on an annualized basis does not exceed 0.10%[0.20% for Pioneer Mid Cap Growth Fund].

         The Performance Period shall consist of a rolling 36 month period consisting of the most recently completed month and the previous 35 months.

         The Trust's investment performance will be measured by comparing the
(i) opening net asset value of one Class A share of the Trust on the first business day of the performance period with (ii) the closing net asset value of one Class A share of the Trust as of the last business day of such period. In computing the investment performance of the Trust and the investment record of the Index, distributions of realized capital gains, the value of capital gains taxes per share paid or payable on undistributed realized long-term capital gains accumulated to the end of such period and dividends paid out of investment income on the part of the Trust, and all cash distributions of the companies whose stock comprise the Index, will be treated as reinvested in accordance with Rule 205-1 or any other applicable rule under the Investment Advisers Act of 1940, as the same from time to time may be amended.

         The computation of the performance adjustment will not be cumulative. A positive fee adjustment will apply even though the performance of the Trust over some period of time shorter than the performance period has been behind that of the Index, and, conversely, a negative fee adjustment will apply for the month even though the performance of the Trust over some period of time shorter than the performance period has been ahead of that of the Index.

E) An appropriate percentage (based on the number of days in the current month) of the annual Performance Adjustment rate shall be multiplied by the average of the net assets of the Trust (computed in the manner set forth in the Declaration of Trust of the Trust adjusted as provided above, if applicable) determined as of the close of business on each business day through out the performance period. The resulting dollar amount is added to or deducted from the Basic Fee.

        9. The Management Fee payable hereunder shall be computed daily and paid monthly in arrears. In the event of the termination of this Agreement, the Basic Fee then in effect shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month. The amount of any Performance Adjustment to the Basic Fee will be computed on the basis of and applied to net assets averaged over the 36 month period ending on the last business day on which this Agreement is in effect.

        10. The Manager may from time to time agree not to impose all or a portion of its fee otherwise payable hereunder (in advance of the time such fee or a portion thereof would otherwise accrue) and/or undertake to pay or reimburse the Trust for all or a portion of its expenses not otherwise required to be borne or reimbursed by the Manager. Any such fee reduction or undertaking may be discontinued or modified by the Manager at any time.

        11. It is understood that the Manager may employ one or more sub-investment advisers (each a "Subadviser") to provide investment advisory services to the Trust by entering into a written agreement with each such Subadviser; provided, that any such agreement first shall be approved by the vote of a majority of the Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust, the Manager or any such Subadviser, and otherwise approved in accordance with the requirements of the 1940 Act or an exemption therefrom. The authority given to the Manager in Sections 1 through 13 hereof may be delegated by it under any such agreement; provided, that any Subadviser shall be subject to the same restrictions and limitations on investments and brokerage discretion as the Manager. The Trust agrees that the Manager shall not be accountable to the Trust or the Trust's shareholders for any loss or other liability relating to specific investments directed by any Subadviser, even though the Manager retains the right to reverse any such investment because, in the event a Subadviser is retained, the Trust and the Manager will rely almost exclusively on the expertise of such Subadviser for the selection and monitoring of specific investments.

        12. The Manager will not be liable for any error of judgment or mistake of law or for any loss sustained by reason of the adoption of any investment policy or the purchase, sale, or retention of any security on the recommendation of the Manager, whether or not such recommendation shall have been based upon its own investigation and research or upon investigation and research made by any other individual, firm or corporation, but nothing contained herein will be construed to protect the Manager against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

        13. Nothing in this Agreement will in any way limit or restrict the Manager or any of its officers, directors, or employees from buying, selling or trading in any securities for its or their own accounts or other accounts. The Manager may act as an investment adviser to any other person, firm or corporation, and may perform management and any other services for any other person, association, corporation, firm or other entity pursuant to any contract or otherwise, and take any action or do any thing in connection therewith or related thereto; and no such performance of management or other services or taking of any such action or doing of any such thing shall be in any manner restricted or otherwise affected by any aspect of any relationship of the Manager to or with the Trust or deemed to violate or give rise to any duty or obligation of the Manager to the Trust except as otherwise imposed by law. The Trust recognizes that the Manager, in effecting transactions for its various accounts, may not always be able to take or liquidate investment positions in the same security at the same time and at the same price.

        14. In connection with purchases or sales of securities for the account of the Trust, neither the Manager nor any of its directors, officers or employees will act as a principal or agent or receive any commission except as permitted by the 1940 Act. The Manager shall arrange for the placing of all orders for the purchase and sale of securities for the Trust's account with brokers or dealers selected by the Manager. In the selection of such brokers or dealers and the placing of such orders, the Manager is directed at all times to seek for the Trust the most favorable execution and net price available except as described herein. It is also understood that it is desirable for the Trust that the Manager have access to supplemental investment and market research and security and economic analyses provided by brokers who may execute brokerage transactions at a higher cost to the Trust than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. Therefore, the Manager is authorized to place orders for the purchase and sale of securities for the Trust with such brokers, subject to review by the Trust's Trustees from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to the Manager in connection with its or its affiliates' services to other clients. In addition, subject to the Manager's obligation to seek the most favorable execution and net price available, the Manager may consider the sale of the Trust's shares in selecting brokers and dealers.

        15. On occasions when the Manager deems the purchase or sale of a security to be in the best interest of the Trust as well as other clients, the Manager may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Manager in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Trust and to such clients.

        16. This Agreement shall become effective on the date hereof and shall remain in force until December 31, 2004 and from year to year thereafter, but only so long as its continuance is approved in accordance with the requirements of the 1940 Act or an exemption therefrom, subject to the right of the Trust and the Manager to terminate this contract as provided in
                Section 17 hereof.

        17. Either party hereto may, without penalty, terminate this Agreement by vote of its Board of Trustees or Directors, as the case may be, or by vote of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Trust or the Manager, as the case may be, and the giving of 60 days' written notice to the other party.

        18. This Agreement shall automatically terminate in the event of its assignment. For purposes of this Agreement, the term "assignment" shall have the meaning given it by Section 2(a)(4) of the 1940 Act.

        19. The Trust agrees that in the event that neither the Manager nor any of its affiliates acts as an investment adviser to the Trust, the name of the Trust will be changed to one that does not contain the name "Pioneer" or otherwise suggest an affiliation with the Manager.

        20. The Manager is an independent contractor and not an employee of the Trust for any purpose. If any occasion should arise in which the Manager gives any advice to its clients concerning the shares of the Trust, the Manager will act solely as investment counsel for such clients and not in any way on behalf of the Trust.

        21. This Agreement states the entire agreement of the parties hereto, and is intended to be the complete and exclusive statement of the terms hereof. It may not be added to or changed orally and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the 1940 Act, when applicable.

        22. This Agreement and all performance hereunder shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts.

        23. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms or provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.

        24. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers and their seal to be hereto affixed as of the day and year first above written.

ATTEST:                              [Name of Fund]


------------------------             -----------------------



ATTEST:                              PIONEER INVESTMENT MANAGEMENT, INC.


------------------------             -----------------------

                                    EXHIBIT C



ADDITIONAL INFORMATION PERTAINING TO PIONEER

     OWNERSHIP OF PIONEER. Pioneer is an indirect, wholly owned subsidiary of UniCredito Italiano. [Pioneer management ownership of UniCredito, if any.]

     Services provided to the funds by affiliates of Pioneer. PIMSS serves as each fund's transfer agent and shareholder servicing agent. Under the terms of its contract with each fund, PIMSS' duties include: (i) processing sales, redemptions and exchanges of shares of the fund; (ii) distributing dividends and capital gains to shareholder accounts; and (iii) maintaining certain account records and responding to routine shareholder inquires. The fees shown below are for the fund's most recently completed fiscal year end.

------------------------------------------------------------ ----------------------------------------------------
                                                                        AMOUNT OF FEES PAID TO PIMSS
                           FUND                                           (NET OF EXPENSE OFFSETS)
------------------------------------------------------------ ----------------------------------------------------
Pioneer Mid Cap Growth Fund                                                      $1,573,820
Pioneer Value                                                                    $8,311,017
Pioneer Mid Cap Value Fund                                                       $3,505,047
Pioneer Fund                                                                     $15,962,855
Pioneer Growth Shares                                                            $5,337,659
------------------------------------------------------------ ----------------------------------------------------

     PFD, an indirect, wholly owned subsidiary of UniCredito Italiano, serves as each fund's principal underwriter. PFD's address is 60 State Street, Boston, Massachusetts 02109. The fees shown below were paid by each fund for its most recently completed fiscal year end to PFD in connection with its underwriting activities for the funds.

----------------------------------------------- ---------------------- ------------------- ----------------------
                                                 AMOUNT OF CLASS A
                                                    SALES CHARGES      CDSCS PAID TO PFD        RULE 12B-1
FUND                                               RETAINED BY PFD                           DISTRIBUTION FEES
----------------------------------------------- ---------------------- ------------------- ----------------------
Pioneer Mid Cap Growth Fund                            $55,885              $78,201             $1,698,692
Pioneer Value Fund                                    $529,391              $62,117             $8,831,082
Pioneer Mid Cap Value Fund                            $320,161              $313,306            $6,179,753
Pioneer Fund                                         $2,144,207            $2,379,199           $23,924,903
Pioneer Growth Shares                                 $253,537             $2,017,753           $8,152,709
----------------------------------------------- ---------------------- ------------------- ----------------------

     Each fund has entered into an administration agreement with Pioneer pursuant to which certain accounting and legal services which are expenses payable by the fund under the existing management contract are performed by Pioneer and pursuant to which Pioneer is reimbursed for its costs of providing such services. The fees shown below are for the fund's most recently completed fiscal year end.

------------------------------------------------------------ ----------------------------------------------------
                           FUND                                        AMOUNT OF FEES PAID TO PIONEER
------------------------------------------------------------ ----------------------------------------------------
Pioneer Mid Cap Growth Fund                                                       $210,018
Pioneer Value                                                                     $592,315
Pioneer Mid Cap Value Fund                                                        $243,648
Pioneer Fund                                                                     $1,115,106
Pioneer Growth Shares                                                             $242,976
------------------------------------------------------------ ----------------------------------------------------

PORTFOLIO TRANSACTION POLICIES

     All orders for the purchase or sale of portfolio securities are placed on behalf of each fund by Pioneer pursuant to authority contained in the fund's management contract. Pioneer seeks to obtain the best execution on portfolio trades. The price of securities and any commission rate paid are always factors, but frequently not the only factors, in judging best execution. In selecting brokers or dealers, Pioneer considers various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability and financial condition of the dealer; the dealer's execution services rendered on a continuing basis; and the reasonableness of any dealer spreads. Transactions in non-U.S. equity securities are executed by broker-dealers in non-U.S. countries in which commission rates may not be negotiable (as such rates are in the U.S.).

     Pioneer may select broker-dealers that provide brokerage and/or research services to a fund and/or other investment companies or other accounts managed by Pioneer. In addition, consistent with Section 28(e) of the Exchange Act, if Pioneer determines in good faith that the amount of commissions charged by a broker-dealer is reasonable in relation to the value of the brokerage and research services provided by such broker, the fund may pay commissions to such broker-dealer in an amount greater than the amount another firm may charge. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; providing stock quotation services, credit rating service information and comparative fund statistics; furnishing analyses, electronic information services, manuals and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts and particular investment decisions; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Pioneer maintains a listing of broker-dealers who provide such services on a regular basis. However, because many transactions on behalf of a fund and other investment companies or accounts managed by Pioneer are placed with broker-dealers (including broker-dealers on the listing) without regard to the furnishing of such services, it is not possible to estimate the proportion of such transactions directed to such dealers solely because such services were provided. Pioneer believes that no exact dollar value can be calculated for such services.

     The research received from broker-dealers may be useful to Pioneer in rendering investment management services to any of the funds as well as other investment companies or other accounts managed by Pioneer, although not all such research may be useful to any of the funds. Conversely, such information provided by brokers or dealers who have executed transaction orders on behalf of such other accounts may be useful to Pioneer in carrying out its obligations to any of the funds. The receipt of such research has not reduced Pioneer's normal independent research activities; however, it enables Pioneer to avoid the additional expenses which might otherwise be incurred if it were to attempt to develop comparable information through its own staff.

     In circumstances where two or more broker-dealers offer comparable prices and executions, preference may be given to a broker-dealer which has sold shares of a fund as well as shares of other investment companies managed by Pioneer. This policy does not imply a commitment to execute all portfolio transactions through all broker-dealers that sell shares of the fund.

     None of the funds used any brokers affiliated with Pioneer during its most recently completed fiscal year in connection with its portfolio transactions.

SIMILAR FUNDS

     Pioneer serves as the investment adviser to each fund in the Pioneer Family of Funds. The following table identifies other funds in the Pioneer Family of Funds that have similar investment objectives to the funds described in this proxy statement and provides other information regarding the similar funds.

                                                                                        MANAGEMENT FEE
                                                                                       RATE FOR SIMILAR    DOLLAR AMOUNT OF
                                                                    NET ASSETS OF        FUND(S) AS A       MANAGEMENT FEES
                                                                   SIMILAR FUND(S)      PERCENTAGE OF     WAIVED OR EXPENSES
                                                                   AS OF DECEMBER     AVERAGE DAILY NET     REIMBURSED FOR
           FUND                        SIMILAR FUND(S)                 31, 2001             ASSETS           SIMILAR FUND
           ----                        ---------------                 --------             ------           ------------
Pioneer Mid Cap Value Fund   Pioneer Mid Cap Value VCT Portfolio        $138,534,506               0.65%                   --
Pioneer Fund                 Pioneer Fund VCT Portfolio                 $211,833,040               0.65%                   --
Pioneer Growth Shares        Pioneer Growth Shares VCT Portfolio         $73,114,578               0.70%                   --

RECORD DATE SHARES

     As of the close of business on the record date, the shares outstanding of each fund were as follows:

             FUND                                    NUMBER OF SHARES OUTSTANDING
                                 ---------------------------------------------------------------------
                                      CLASS A           CLASS B          CLASS C          CLASS Y
Pioneer Fund
Pioneer Growth Shares
Pioneer Mid Cap Growth Fund                                                                       N/A
Pioneer Mid Cap Value Fund
Pioneer Value Fund                                                                                N/A

------------------------------------------------------- -----------------------------------------------------
[LOGO]   PIONEER FAMILY OF FUNDS                        PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
------------------------------------------------------- -----------------------------------------------------
         [Tabulator's Address]                          TO BE HELD APRIL 14, 2003
                                                        VOTE VIA THE INTERNET: HTTP://WWW.PROXYWEB.COM
                                                        TOUCH-TONE VOTING: 1-[]
------------------------------------------------------- -----------------------------------------------------

[CONTROL NUMBER] [triangle] Please fold and detach at perforation before mailing [triangle]

PIONEER FUND

I (we), having received notice of the meeting and management's proxy statement therefor, and revoking all prior proxies, hereby appoint John F. Cogan, Jr., Daniel T. Geraci, Dorothy E. Bourassa, Joseph P. Barri and David C. Phelan, and each of them, my (our) attorneys (with full power of substitution in them and each of them) for and in my (our) name(s) to attend the Special Meeting of Shareholders of my (our) fund to be held on Thursday, April 17, 2003, at 1 p.m. (Boston time) at the offices of Hale and Dorr LLP, counsel to the fund, 60 State Street, 26th Floor, Boston, Massachusetts 02109, and any adjourned session or sessions thereof, and there to vote and act upon the following matters (as more fully described in the accompanying proxy statement) in respect of all shares of the fund which I (we) will be entitled to vote or act upon, with all the powers I (we) would possess if personally present.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

                                Date _______________________, 2003

                                NOTE: In signing, please write name(s) exactly as appearing hereon. When signing as attorney, executor, administrator or other fiduciary, please give your full title as such. Joint owners should each sign personally.

                                -----------------------------------
                                Signature(s)

                  PLEASE SIGN, DATE AND RETURN THIS PROXY CARD
                            IN THE ENCLOSED ENVELOPE.


   [triangle] Please fold and detach at perforation before mailing [triangle]

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF YOUR FUND AND SHOULD BE RETURNED AS SOON AS POSSIBLE IN THE ENVELOPE PROVIDED. THE BOARD RECOMMENDS THAT YOU VOTE IN FAVOR OF THE FOLLOWING:

                   PLEASE VOTE BY FILLING IN THE BOXES BELOW.

                                                                FOR                WITHHOLD            FOR ALL
                                                                ALL                   ALL               EXCEPT
                                                                                                  (AS MARKED BELOW)
1.       To elect trustees. The nominees for trustees
are:
01 M.K. Bush                  02 J.F. Cogan, Jr.
03 Dr. R.H. Egdahl            04 Daniel T. Geraci
05 M.B.W. Graham              06 M.A. Piret
07 S.K. West                  08 J. Winthrop

TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE OF THE NOMINEES, WRITE THE
CORRESPONDING NUMBER(S) OF THE NOMINEE(S) ON THE LINE BELOW:


-----------------------------------

                                                                FOR             AGAINST                ABSTAIN
2.       To approve a new management contract between
the fund and Pioneer Investment Management, Inc.
("Pioneer"), the fund's investment adviser, as
described in the proxy statement.

3. To approve a policy allowing Pioneer and the board of trustees to appoint or terminate subadvisers and to approve amendments to subadvisory agreements without shareholder approval.

                                                                FOR                WITHHOLD            FOR ALL
                                                                ALL                   ALL               EXCEPT
                                                                                                  (AS MARKED BELOW)
4(a)-(p) To approve a change to the fund's investment
policy on:
(a) Senior securities         (b) Borrowing
(c) Real Estate               (d) Loans
(e) Commodities               (f) Diversification
(g) Acting as underwriter     (h) Concentration
(i) Guarantees                (j) Margin
(k) Short sales               (l) Exercising control
(m) Other investment          (o) Qualification for
companies                     foreign registration
(p) Other investment
companies

TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE OF THE POLICY CHANGES, WRITE THE
CORRESPONDING NUMBER(S) ON THE LINE BELOW:


-----------------------------------

------------------------------------------------------- -----------------------------------------------------
[LOGO]   PIONEER FAMILY OF FUNDS                        PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
------------------------------------------------------- -----------------------------------------------------
         [Tabulator's Address]                          TO BE HELD APRIL 14, 2003
                                                        VOTE VIA THE INTERNET: HTTP://WWW.PROXYWEB.COM
                                                        TOUCH-TONE VOTING: 1-[]
------------------------------------------------------- -----------------------------------------------------

[CONTROL NUMBER] [triangle] Please fold and detach at perforation before mailing [triangle]

PIONEER GROWTH SHARES

I (we), having received notice of the meeting and management's proxy statement therefor, and revoking all prior proxies, hereby appoint John F. Cogan, Jr., Daniel T. Geraci, Dorothy E. Bourassa, Joseph P. Barri and David C. Phelan, and each of them, my (our) attorneys (with full power of substitution in them and each of them) for and in my (our) name(s) to attend the Special Meeting of Shareholders of my (our) fund to be held on Thursday, April 17, 2003, at 1 p.m. (Boston time) at the offices of Hale and Dorr LLP, counsel to the fund, 60 State Street, 26th Floor, Boston, Massachusetts 02109, and any adjourned session or sessions thereof, and there to vote and act upon the following matters (as more fully described in the accompanying proxy statement) in respect of all shares of the fund which I (we) will be entitled to vote or act upon, with all the powers I (we) would possess if personally present.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

                                Date _______________________, 2003

                                NOTE: In signing, please write name(s) exactly as appearing hereon. When signing as attorney, executor, administrator or other fiduciary, please give your full title as such. Joint owners should each sign personally.

                                -----------------------------------
                                Signature(s)

                  PLEASE SIGN, DATE AND RETURN THIS PROXY CARD
                            IN THE ENCLOSED ENVELOPE.


   [triangle] Please fold and detach at perforation before mailing [triangle]

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF YOUR FUND AND SHOULD BE RETURNED AS SOON AS POSSIBLE IN THE ENVELOPE PROVIDED. THE BOARD RECOMMENDS THAT YOU VOTE IN FAVOR OF THE FOLLOWING:

                   PLEASE VOTE BY FILLING IN THE BOXES BELOW.

                                                                FOR                WITHHOLD            FOR ALL
                                                                ALL                   ALL               EXCEPT
                                                                                                  (AS MARKED BELOW)
1.       To elect trustees. The nominees for trustees
are:
01 M.K. Bush                  02 J.F. Cogan, Jr.
03 Dr. R.H. Egdahl            04 Daniel T. Geraci
05 M.B.W. Graham              06 M.A. Piret
07 S.K. West                  08 J. Winthrop

TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE OF THE NOMINEES, WRITE THE
CORRESPONDING NUMBER(S) OF THE NOMINEE(S) ON THE LINE BELOW:


-----------------------------------

                                                                FOR             AGAINST                ABSTAIN
2.       To approve a new management contract between
the fund and Pioneer Investment Management, Inc.
("Pioneer"), the fund's investment adviser, as
described in the proxy statement.

3. To approve a policy allowing Pioneer and the board of trustees to appoint or terminate subadvisers and to approve amendments to subadvisory agreements without shareholder approval.

                                                                FOR                WITHHOLD            FOR ALL
                                                                ALL                   ALL               EXCEPT
                                                                                                  (AS MARKED BELOW)
4(a)-(h) To approve a change to the fund's investment
policy on:
(a) Senior securities         (b) Borrowing
(c) Real Estate               (d) Loans
(e) Commodities               (f) Diversification
(g) Acting as underwriter     (h) Concentration

TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE OF THE POLICY CHANGES, WRITE THE
CORRESPONDING NUMBER(S) ON THE LINE BELOW:


-----------------------------------

------------------------------------------------------- -----------------------------------------------------
[LOGO]   PIONEER FAMILY OF FUNDS                        PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
------------------------------------------------------- -----------------------------------------------------
         [Tabulator's Address]                          TO BE HELD APRIL 14, 2003
                                                        VOTE VIA THE INTERNET: HTTP://WWW.PROXYWEB.COM
                                                        TOUCH-TONE VOTING: 1-[]
------------------------------------------------------- -----------------------------------------------------

[CONTROL NUMBER] [triangle] Please fold and detach at perforation before mailing [triangle]

PIONEER MID CAP GROWTH FUND

I (we), having received notice of the meeting and management's proxy statement therefor, and revoking all prior proxies, hereby appoint John F. Cogan, Jr., Daniel T. Geraci, Dorothy E. Bourassa, Joseph P. Barri and David C. Phelan, and each of them, my (our) attorneys (with full power of substitution in them and each of them) for and in my (our) name(s) to attend the Special Meeting of Shareholders of my (our) fund to be held on Thursday, April 17, 2003, at 1 p.m. (Boston time) at the offices of Hale and Dorr LLP, counsel to the fund, 60 State Street, 26th Floor, Boston, Massachusetts 02109, and any adjourned session or sessions thereof, and there to vote and act upon the following matters (as more fully described in the accompanying proxy statement) in respect of all shares of the fund which I (we) will be entitled to vote or act upon, with all the powers I (we) would possess if personally present.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

                                Date _______________________, 2003

                                NOTE: In signing, please write name(s) exactly as appearing hereon. When signing as attorney, executor, administrator or other fiduciary, please give your full title as such. Joint owners should each sign personally.

                                -----------------------------------
                                Signature(s)

                  PLEASE SIGN, DATE AND RETURN THIS PROXY CARD
                            IN THE ENCLOSED ENVELOPE.


   [triangle] Please fold and detach at perforation before mailing [triangle]

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF YOUR FUND AND SHOULD BE RETURNED AS SOON AS POSSIBLE IN THE ENVELOPE PROVIDED. THE BOARD RECOMMENDS THAT YOU VOTE IN FAVOR OF THE FOLLOWING:

                   PLEASE VOTE BY FILLING IN THE BOXES BELOW.

                                                                FOR                WITHHOLD            FOR ALL
                                                                ALL                   ALL               EXCEPT
                                                                                                  (AS MARKED BELOW)
1.       To elect trustees. The nominees for trustees
are:
01 M.K. Bush                  02 J.F. Cogan, Jr.
03 Dr. R.H. Egdahl            04 Daniel T. Geraci
05 M.B.W. Graham              06 M.A. Piret
07 S.K. West                  08 J. Winthrop

TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE OF THE NOMINEES, WRITE THE
CORRESPONDING NUMBER(S) OF THE NOMINEE(S) ON THE LINE BELOW:


-----------------------------------

                                                                FOR             AGAINST                ABSTAIN
2.       To approve a new management contract between
the fund and Pioneer Investment Management, Inc.
("Pioneer"), the fund's investment adviser, as
described in the proxy statement.

3. To approve a policy allowing Pioneer and the board of trustees to appoint or terminate subadvisers and to approve amendments to subadvisory agreements without shareholder approval.

                                                                FOR                WITHHOLD            FOR ALL
                                                                ALL                   ALL               EXCEPT
                                                                                                  (AS MARKED BELOW)
4(a)-(k) To approve a change to the fund's investment
policy on:
(a) Senior securities         (b) Borrowing
(c) Real Estate               (d) Loans
(e) Commodities               (f) Diversification
(g) Acting as underwriter     (h) Concentration
(i) Guarantees                (j) Margin
(k) Short sales

TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE OF THE POLICY CHANGES, WRITE THE
CORRESPONDING NUMBER(S) ON THE LINE BELOW:


-----------------------------------

------------------------------------------------------- -----------------------------------------------------
[LOGO]   PIONEER FAMILY OF FUNDS                        PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
------------------------------------------------------- -----------------------------------------------------
         [Tabulator's Address]                          TO BE HELD APRIL 14, 2003
                                                        VOTE VIA THE INTERNET: HTTP://WWW.PROXYWEB.COM
                                                        TOUCH-TONE VOTING: 1-[]
------------------------------------------------------- -----------------------------------------------------

[CONTROL NUMBER] [triangle] Please fold and detach at perforation before mailing [triangle]

PIONEER MID CAP VALUE FUND

I (we), having received notice of the meeting and management's proxy statement therefor, and revoking all prior proxies, hereby appoint John F. Cogan, Jr., Daniel T. Geraci, Dorothy E. Bourassa, Joseph P. Barri and David C. Phelan, and each of them, my (our) attorneys (with full power of substitution in them and each of them) for and in my (our) name(s) to attend the Special Meeting of Shareholders of my (our) fund to be held on Thursday, April 17, 2003, at 1 p.m. (Boston time) at the offices of Hale and Dorr LLP, counsel to the fund, 60 State Street, 26th Floor, Boston, Massachusetts 02109, and any adjourned session or sessions thereof, and there to vote and act upon the following matters (as more fully described in the accompanying proxy statement) in respect of all shares of the fund which I (we) will be entitled to vote or act upon, with all the powers I (we) would possess if personally present.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

                                Date _______________________, 2003

                                NOTE: In signing, please write name(s) exactly as appearing hereon. When signing as attorney, executor, administrator or other fiduciary, please give your full title as such. Joint owners should each sign personally.

                                -----------------------------------
                                Signature(s)

                  PLEASE SIGN, DATE AND RETURN THIS PROXY CARD
                            IN THE ENCLOSED ENVELOPE.


   [triangle] Please fold and detach at perforation before mailing [triangle]

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF YOUR FUND AND SHOULD BE RETURNED AS SOON AS POSSIBLE IN THE ENVELOPE PROVIDED. THE BOARD RECOMMENDS THAT YOU VOTE IN FAVOR OF THE FOLLOWING:

                   PLEASE VOTE BY FILLING IN THE BOXES BELOW.

                                                                FOR                WITHHOLD            FOR ALL
                                                                ALL                   ALL               EXCEPT
                                                                                                  (AS MARKED BELOW)
1.       To elect trustees. The nominees for trustees
are:
01 M.K. Bush                  02 J.F. Cogan, Jr.
03 Dr. R.H. Egdahl            04 Daniel T. Geraci
05 M.B.W. Graham              06 M.A. Piret
07 S.K. West                  08 J. Winthrop

TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE OF THE NOMINEES, WRITE THE
CORRESPONDING NUMBER(S) OF THE NOMINEE(S) ON THE LINE BELOW:


-----------------------------------

                                                                FOR             AGAINST                ABSTAIN
2.       To approve a new management contract between
the fund and Pioneer Investment Management, Inc.
("Pioneer"), the fund's investment adviser, as
described in the proxy statement.

3. To approve a policy allowing Pioneer and the board of trustees to appoint or terminate subadvisers and to approve amendments to subadvisory agreements without shareholder approval.

                                                                FOR                WITHHOLD            FOR ALL
                                                                ALL                   ALL               EXCEPT
                                                                                                  (AS MARKED BELOW)
4(a)-(p) To approve a change to the fund's investment
policy on:
(a) Senior securities         (b) Borrowing
(c) Real Estate               (d) Loans
(e) Commodities               (f) Diversification
(g) Acting as underwriter     (h) Concentration
(i) Guarantees                (p) Other investment
                              companies

TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE OF THE POLICY CHANGES, WRITE THE
CORRESPONDING NUMBER(S) ON THE LINE BELOW:


-----------------------------------

------------------------------------------------------- -----------------------------------------------------
[LOGO]   PIONEER FAMILY OF FUNDS                        PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
------------------------------------------------------- -----------------------------------------------------
         [Tabulator's Address]                          TO BE HELD APRIL 14, 2003
                                                        VOTE VIA THE INTERNET: HTTP://WWW.PROXYWEB.COM
                                                        TOUCH-TONE VOTING: 1-[]
------------------------------------------------------- -----------------------------------------------------

[CONTROL NUMBER] [triangle] Please fold and detach at perforation before mailing [triangle]

PIONEER VALUE FUND

I (we), having received notice of the meeting and management's proxy statement therefor, and revoking all prior proxies, hereby appoint John F. Cogan, Jr., Daniel T. Geraci, Dorothy E. Bourassa, Joseph P. Barri and David C. Phelan, and each of them, my (our) attorneys (with full power of substitution in them and each of them) for and in my (our) name(s) to attend the Special Meeting of Shareholders of my (our) fund to be held on Thursday, April 17, 2003, at 1 p.m. (Boston time) at the offices of Hale and Dorr LLP, counsel to the fund, 60 State Street, 26th Floor, Boston, Massachusetts 02109, and any adjourned session or sessions thereof, and there to vote and act upon the following matters (as more fully described in the accompanying proxy statement) in respect of all shares of the fund which I (we) will be entitled to vote or act upon, with all the powers I (we) would possess if personally present.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

                                Date _______________________, 2003

                                NOTE: In signing, please write name(s) exactly as appearing hereon. When signing as attorney, executor, administrator or other fiduciary, please give your full title as such. Joint owners should each sign personally.

                                -----------------------------------
                                Signature(s)

                  PLEASE SIGN, DATE AND RETURN THIS PROXY CARD
                            IN THE ENCLOSED ENVELOPE.


   [triangle] Please fold and detach at perforation before mailing [triangle]

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF YOUR FUND AND SHOULD BE RETURNED AS SOON AS POSSIBLE IN THE ENVELOPE PROVIDED. THE BOARD RECOMMENDS THAT YOU VOTE IN FAVOR OF THE FOLLOWING:

                   PLEASE VOTE BY FILLING IN THE BOXES BELOW.

                                                                FOR                WITHHOLD            FOR ALL
                                                                ALL                   ALL               EXCEPT
                                                                                                  (AS MARKED BELOW)
1.       To elect trustees. The nominees for trustees
are:
01 M.K. Bush                  02 J.F. Cogan, Jr.
03 Dr. R.H. Egdahl            04 Daniel T. Geraci
05 M.B.W. Graham              06 M.A. Piret
07 S.K. West                  08 J. Winthrop

TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE OF THE NOMINEES, WRITE THE
CORRESPONDING NUMBER(S) OF THE NOMINEE(S) ON THE LINE BELOW:


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                                                                FOR             AGAINST                ABSTAIN
2.       To approve a new management contract between
the fund and Pioneer Investment Management, Inc.
("Pioneer"), the fund's investment adviser, as
described in the proxy statement.

3. To approve a policy allowing Pioneer and the board of trustees to appoint or terminate subadvisers and to approve amendments to subadvisory agreements without shareholder approval.

                                                                FOR                WITHHOLD            FOR ALL
                                                                ALL                   ALL               EXCEPT
                                                                                                  (AS MARKED BELOW)
4(a)-(p) To approve a change to the fund's investment
policy on:
(a) Senior securities         (b) Borrowing
(c) Real Estate               (d) Loans
(e) Commodities               (f) Diversification
(g) Acting as underwriter     (h) Concentration
(i) Guarantees                (j) Margin
(k) Short sales               (l) Exercising control
(m) Other investment          (n) Fundamental treatment
companies
(o) Qualification for         (p) Other investment
foreign registration          companies

TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE OF THE POLICY CHANGES, WRITE THE
CORRESPONDING NUMBER(S) ON THE LINE BELOW:


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